                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                Flexible Premium Variable Whole Life Insurance

This Prospectus describes a flexible premium variable whole life insurance policy being offered by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Policy provides lifetime insurance protection and has flexibility with respect to premium payments, the amount of which payments is based upon the table of Selected Face Amounts chosen in the Application. Policyowners have several investment alternatives. An individual Policyowner may allocate the premium for his or her Policy among a Guaranteed Principal Account ("GPA") and the thirteen Separate Account divisions of a designated segment of MassMutual Variable Life Separate Account I (the "Separate Account") after certain deductions have been made. (For details see Deductions From Premiums on page 9.) At any one time, only eight divisions are available to a Policyowner. The Separate Account divisions consist of four divisions (the "MML Divisions") which invest in MML Series Investment Fund and nine divisions, (the "Oppenheimer Divisions"), which invest in nine funds of Oppenheimer Variable Account Funds.

The Death Benefit may, and Cash Surrender Value of a Policy most likely will, vary up or down depending on the investment performance of the divisions of the Separate Account (the "Divisions"). While there is no guaranteed minimum Cash Surrender Value for a Policy invested in the Separate Account, a Policy's Death Benefit will never be less than its Selected Face Amount. This amount can increase, decrease, or remain level each year based upon the Selected Face Amount and Death Benefit Option chosen by the Policyowner, subject to certain rules established by MassMutual. Furthermore, the Policy will not lapse provided there is sufficient Account Value available to pay applicable monthly charges. (For details see Account Value Charges on page 9.)

The Divisions have distinct investment portfolios. The MML Equity Division invests in shares of MML Equity Fund, which invests primarily in common stocks and other equity securities. The MML Blend Division invests in shares of MML Blend Fund, which invests in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year. The MML Managed Bond Division invests in shares of MML Managed Bond Fund, which invests primarily in publicly issued, readily marketable, fixed-income securities. The MML Money Market Division invests in shares of MML Money Market Fund, which invests primarily in short-term debt instruments. The Oppenheimer Global Securities Division invests in shares of Oppenheimer Global Securities Fund which invests primarily in securities of foreign issuers, growth type companies, cyclical industries and other securities which are believed will appreciate in value. The Oppenheimer Capital Appreciation Division invests in shares of Oppenheimer Capital Appreciation Fund which invests primarily in securities of growth-type companies. The Oppenheimer Growth Division invests in shares of Oppenheimer Growth Fund which invests primarily in securities of well-known companies. The Oppenheimer Growth & Income Division invests in shares of Oppenheimer Growth & Income Fund which invests primarily in equity and debt securities. The Oppenheimer Multiple Strategies Division invests in shares of Oppenheimer Multiple Strategies Fund which invests primarily in common stocks and other equity securities, bonds, other debt securities and "money market" securities. The Oppenheimer High Income Division invests in shares of Oppenheimer High Income Fund which invests primarily in lower-rated, high yield, high risk income securities. The Oppenheimer Strategic Bond Division invests in shares of Oppenheimer Strategic Bond Fund which invests primarily in: (i) foreign government and corporate debt securities; (ii) U.S. government securities; and (iii) lower-rated high yield, high-risk debt securities. The Oppenheimer Bond Division invests in shares of Oppenheimer Bond Fund which invests primarily in high yield fixed-income securities. The Oppenheimer Money Division invests in shares of Oppenheimer Money Fund which invests primarily in "money market" securities consistent with low capital risk and maintenance of liquidity. (Collectively, these thirteen funds are referred to as the "Funds.") The shares of the underlying Funds purchased by the Divisions are held by MassMutual as custodian of the Separate Account. (For details regarding the charges against the Separate Account, see Separate Account Charges on page 10.)

All Policies are serviced through MassMutual's Home Office which is located in Springfield, Massachusetts. The mailing address is Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts 01111. The telephone number is
(413) 788-8411.

                                August 1, 1995

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES OF MML SERIES INVESTMENT FUND AND OF OPPENHEIMER VARIABLE ACCOUNT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR A POLICY'S BENEFICIARY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE TO A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any interest or participation in the flexible premium variable whole life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

Table Of Contents
                                                         Page
                                                         ----
Definitions Of Terms.....................................   4

Basic Questions And Answers About Us
   And Our Policy........................................   6
  What is MassMutual?....................................   6
  What variable life insurance policy are
   We offering?..........................................   6
  Availability...........................................   6
  Underwriting...........................................   6
  What is the Account Value of the Policy?...............   6
  What are the Divisions of the Separate
   Account?..............................................   6
  What is the Guaranteed Principal
   Account ("GPA")?......................................   7
  Is the level of the Death Benefit
   guaranteed?...........................................   7
  Is the Death Benefit subject to income
   taxes?................................................   7
  Does the Policy have a Cash Surrender
   Value?................................................   7
  What is a modified endowment contract?.................   7
  Can this Policy become a modified
   endowment contract?...................................   7
  What about Premiums?...................................   7
  When are Initial Premiums allocated to
   the Guaranteed Principal Account or
   the Separate Account?.................................   8
  How can the Net Premium and the Account
   Value of the Policy be allocated among
   the Guaranteed Principal Account and
   the Separate Account Divisions?.......................   8
  How long will the Policy remain in
   force?................................................   8
  Are there charges against the Policy?..................   8
  What is the loan privilege and how does
   a loan affect the Policy's Death
   Benefit and Cash Surrender Value?.....................   8
  Are dividends paid on the Policy?......................   8
  Do I have a right to cancel?...........................   8
  Can the Policy be exchanged for a fixed
   benefit policy?.......................................   9

Charges Under The Policy.................................   9
  Deductions from Premiums...............................   9
   Sales Load............................................   9
   State Premium Tax Charge..............................   9
   Deferred Acquisition Cost ("DAC")
   Tax Charge............................................   9
  Account Value Charges..................................   9
   Administrative Charge.................................   9
   Charge for Cost of Insurance Protection...............  10
   Underwriting Charge...................................  10
  Separate Account Charges...............................  10
   Charges for Mortality and Expense Risks...............  10
   Charges for Federal Income Taxes......................  10

The Separate Account.....................................  10
  Investment of the Separate Account.....................  10
  Rates of Return........................................  13

General Provisions Of The Policy.........................  14
  Premiums...............................................  14
  Planned Policy Premiums................................  14
  Minimum Initial Policy Premium.........................  15
  Minimum Case Premium...................................  15
  Initial Case Premium Paid..............................  15
  Minimum and Maximum Premium Payments...................  15
  Termination............................................  15
  Grace Period...........................................  15

Death Benefit Under The Policy...........................  15

Account Value And Cash Surrender Value...................  16
  Account Value..........................................  16
  Automated Account Value Transfer.......................  16
  Investment Return......................................  16
  Cash Surrender Value...................................  17
  Withdrawals............................................  17

                                                         Page
                                                         ----
Policy Loan Privilege..................................    17
  Source of Loan.......................................    17
  If Loans Exceed the Policy Account Value.............    17
  Interest.............................................    17
  Repayment............................................    18
  Interest on Loaned Value.............................    18
  Effect of Loan.......................................    18

Free Look Provision....................................    17

Exchange Privilege.....................................    18

Your Voting Rights.....................................    18

Our Rights.............................................    18

Directors And Executive Vice Presidents Of MassMutual..    19

The Guaranteed Principal Account.......................    20

Federal Income Tax Considerations......................    21
  MassMutual - Tax Status..............................    21
  Policy Proceeds, Premiums, and Loans.................    21
  Modified Endowment Contracts.........................    22
  Diversification Standards............................    22

Additional Provisions Of The Policy....................    23
  Paid-up Policy Date..................................    23
  Reinstatement Option.................................    23
  Payment Options......................................    23
  Fixed Amount Payment Option..........................    23
  Fixed Time Payment Option............................    23
  Interest Payment Option..............................    23
  Lifetime Payment Option..............................    23
  Joint Lifetime Payment Option........................    23
  Joint Lifetime Payment Option with Reduced Payments..    23
  Withdrawal Rights under Payment Options..............    23
  Beneficiary..........................................    23
  Changing the Owner or Beneficiary....................    24
  Right to Substitute Insured..........................    24
  Assignment...........................................    24
  Dividends............................................    24
  Limits on Our Right to Challenge the Policy..........    24
  Misstatement of Age or Sex...........................    24
  Suicide..............................................    24
  When We Pay Proceeds.................................    24

Records And Reports....................................    25

Sales And Other Agreements.............................    25
  Commissions Schedule.................................    25
  Bonding Arrangement..................................    25

Legal Proceedings......................................    25

Experts................................................    25

Financial Statements...................................    25

Appendix A.............................................    44

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Automated Account Value Transfer: The automated transfer process which allows a Policyowner to specify, subject to applicable transfer rules, a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any other Division(s) and/or the Guaranteed Principal Account.

Beneficiary: The person or persons that the Policyowner specifies to receive insurance proceeds after the Insured dies.

Case: A group of Policies sold to individuals with a common employment or other non-insurance motivated relationship. All Policies in a Case are aggregated for purposes of determining the Policy Date or Issue Date, underwriting requirements and sales load percentages.

Cash Surrender Value: The amount payable to a Policyowner upon Surrender of the Policy. It is equal to the Account Value less any Policy Debt.

Death Benefit: The amount payable to the named Beneficiary when the Insured dies. A choice of Death Benefits is available under the Policy (referred to as "Option 1" and "Option 2"). The Death Benefit equals the greater of the Selected Face Amount (plus the Account Value, under Option 2), or the Minimum Face Amount in effect on the date of death, less Policy Debt, plus unearned or minus unpaid monthly deductions.

Divisions: The subaccounts of the Separate Account, each of which invests in shares of either the MML Trust or the Oppenheimer Trust.

Fixed Account Values: Account Values which are allocated to the GPA.

Free Look Period: The period during which a Policyowner may return the Policy. It must be within 10 days of receipt of the Policy, or within 10 days after the Policyowner receives the notice of a right to withdraw, or within 45 days after the date of Part I of the Application, whichever is latest (unless a different period is mandated under applicable state law). Until the expiration of the Free Look Period, amounts will be held in the MML Money Market Division.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may allocate Net Premium or Account Value, which guarantees both the principal and a minimum interest rate.

Home Office: The Home Office of Massachusetts Mutual Life Insurance Company, located at 1295 State Street in Springfield, Massachusetts.

Initial Case Premium Paid: The total dollar amount paid for all Policies in a Case before the Case is installed on the administrative system.

Insured: Person whose life this Policy insures.

Issue Date: The date shown on the Schedule Page. It is the start date of the suicide and contestability periods. It is also the date from which the Policy is in force if the first premium has been paid.

Minimum Face Amount: An amount equal to Account Value times the Minimum Face Amount percentage. This percentage depends upon the Insured's age, sex and smoking classification.

Monthly Calculation Date: The date on which the monthly deductions under the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

Net Premium: Premium paid less sales expense and premium tax charges.

Paid-up Policy Date: The Policy Anniversary Date nearest the Insured's 100th birthday.

Policy: The Flexible Premium Variable Life Insurance Policy With Table Of Selected Face Amounts offered by MassMutual that is described in this Prospectus.

Policy Anniversary: The anniversary of the Policy Date.

Policy Date: The date shown on the Schedule Page of the Policy used as the starting point for determining Policy Anniversary Dates, Policy Years and Monthly Calculation Dates.

Policy Debt: The amount of obligation from a Policyowner to MassMutual from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued to date.

Policy Year: The twelve month period commencing with the Policy Date, and each successive twelve month period thereafter.

Policyowner: The corporation, partnership, trust, individual, or other entity who owns the Policy.

Premium: The total dollar amount paid for the Policy.

Premium Tax: The amount of premium tax, if any, charged by a state or other governmental authority.

Register Date: The date the Company allocates the initial premium less certain deductions to the Separate Account. It is the Valuation Date which is on, or next follows the later of the date on which We receive a completed Part I of the Application for this Policy at our Home Office or the date We receive the first premium payment for the Policy at our Home Office.

Selected Face Amount: The amount of insurance coverage chosen by the Policyowner.

Separate Account: The segregated asset account called "Massachusetts Mutual Variable Life Separate Account I" established by MassMutual under the laws of Massachusetts and registered as a unit investment trust under the Investment

Company Act of 1940, as amended (the "1940 Act"). The Separate Account will be used to receive and invest premiums for this Policy and for other variable life insurance policies MassMutual issues, and for each such policy there will be a designated segment of the Separate Account.

Surrender: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

Valuation Date: Any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time the New York Stock Exchange (or its successor) closes on a Valuation Date (currently 4:00 p.m. New York time). All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Values: Account Values which are allocated to any of the Divisions.

We or Us: Refers to MassMutual.

Withdrawal:  A withdrawal of Account Value by the Policyowner.

You or Yours: Refers to the Policyowner.

Basic Questions And Answers
About Us And Our Policy

What is MassMutual?  Massachusetts Mutual Life Insurance Company
("MassMutual") is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident and health business in all fifty states of the United States, the District of Columbia and certain provinces of Canada. As of December 31, 1994, MassMutual had total contingency reserves in excess of $1.9 billion and consolidated assets of $35.7 billion.

As of September 13, 1995, the Boards of Directors of Massachusetts Mutual Life Insurance Company and Connecticut Mutual Life Insurance Company had approved the merger of Connecticut Mutual into MassMutual. The companies have executed a definitive merger agreement. The merger is subject to certain conditions, including member and regulatory approvals and is expected to be completed as soon thereafter as possible. As a result of the merger, MassMutual would become the nation's fifth largest mutual life insurance company with estimated consolidated assets of $49 billion and estimated consolidated contingency reserves of $2.5 billion. The companies believe that the merger of MassMutual and Connecticut Mutual would be in the best interests of policyholders because the combined enterprise will enjoy a strong capital position, a diverse product portfolio and a competitive cost structure. The merger will not affect any terms of contracts issued by MassMutual.

What variable life insurance policy are We offering? In this Prospectus We are offering a Flexible Premium Variable Whole Life Insurance Policy With Table Of Selected Face Amounts (the "Policy"). We issue this Policy to provide for a Death Benefit and Cash Surrender Value, as well as loan privileges and flexible premiums. It is called "flexible" because the Policyowner may select the timing and amount of premium payments. It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefit may, and Cash Surrender Value most likely will, vary to the extent that the Account Value under the Policy is allocated to the Division(s). Certain provisions of the Policy as described herein may be somewhat different in any particular state because of specific state requirements.

The Policy is a legal contract between the Policyowner and MassMutual. The entire contract consists of the application to the Policy (the "Application"), the Policy and any amendments or riders added thereto.

Availability. The Policy is available on a "Case" or, state law permitting, on an individual basis. "Case basis" means that the Insureds share a common employment or other institutional relationship and that all Policies in the Case are aggregated for purposes of determining Issue Dates, Policy Dates, underwriting requirements and sales load percentages. If an individual Insured owns the Policy, he or she may exercise all rights and privileges under the Policy through their Employer or other sponsoring entity acting as Case administrator. After termination of the employment or other relationship, an individual who owns the Policy may exercise such rights and privileges directly with MassMutual.

The minimum Selected Face Amount is $25,000 per life for ages 20 through 85 (age nearest birthday). The minimum Case premium is $250,000 of first year annualized premium. The Insured may not be younger than age 20 nor older than age 85 as of the Policy Date for Policies issued on a regular underwriting basis. For Policies underwritten on a guaranteed issue underwriting basis or on a simplified issue underwriting basis, the Insured may not be younger than age 20 nor older than age 65 as of the Policy Date. Before issuing any Policy We will require satisfactory evidence of insurability, except under a guaranteed issue underwriting approach if the Insured is not older than age 65 as of the Policy Date.

Underwriting. The Policies within a Case are underwritten on the same basis, i.e., a regular underwriting, simplified issue underwriting, or guaranteed issue underwriting approach is used for all Policies in a Case. Availability of a regular underwriting approach is subject to state approval. Mortality charges vary depending on the type of underwriting used.

What is the Account Value of the Policy? The Account Value is determined by the amount and frequency of premium payments, the investment experience of the Divisions chosen by the Policyowner (the Variable Account Value), the interest earned on Account Value allocated to the GPA (the Fixed Account Value), and any Withdrawals or charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Divisions but also may benefit from any appreciation in value. For details see Account Value on page 15.

What are the Divisions of the Separate Account? The Separate Account has thirteen Divisions - the MML Equity Division, the MML Blend Division, the MML Managed Bond Division, the MML Money Market Division, the Oppenheimer Global Securities Division, the Oppenheimer Capital Appreciation Division, the Oppenheimer Growth Division, the Oppenheimer Growth & Income Division, the Oppenheimer Multiple Strategies Division, the Oppenheimer High Income Division,
the Oppenheimer Strategic Bond Division,the Oppenheimer Bond Division,   and the
Oppenheimer Money Division. Each Division invests only in shares of a single investment company or a single series of an investment company. The Divisions are intended to provide money to pay benefits under the Policy but do not guarantee a minimum interest rate or guarantee against asset depreciation. For details see The Separate Account on page 10.

The MML Equity Division invests in shares of MML Equity Fund. The MML Blend Division invests in shares of MML Blend Fund. The MML Managed Bond Division invests in shares of MML Managed Bond Fund. The MML Money Market Division invests in shares of MML Money Market Fund. Oppenheimer Global Securities, Capital Appreciation, Growth, Growth & Income, Multiple Strategies, High Income, Strategic Bond, Bond and Money Divisions invest in shares of Oppenheimer Global Securities Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic

Bond Fund, Oppenheimer Bond Fund, Oppenheimer Money Fund, respectively.

MML Equity Fund, MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund (the "MML Funds") are separate series of shares of MML Series Investment Fund (the "MML Trust"), an open-end diversified management investment company. MassMutual acts as investment manager for MML Money Market Fund, MML Managed Bond Fund and the Bond and Money Market Sectors of MML Blend Fund. Pursuant to an investment sub-advisory agreement, Concert Capital Management, Inc.
("Concert Capital"), a wholly-owned subsidiary of MassMutual, serves as investment sub-advisor to MML Equity Fund and the Equity Sector of MML Blend Fund. Both MassMutual and Concert Capital are registered as investment advisors under the Investment Advisors Act of 1940.

Oppenheimer Management Company ("OMC") supervises the investment operations of the Oppenheimer Variable Account Funds (the "Oppenheimer Trust"), defines the composition of each respective portfolio, and furnishes advice and recommendations with respect to the investments, investment policies and purchase and sale of securities, pursuant to an investment advisory agreement with each Oppenheimer Fund. (Effective January 5, 1996, OMC will be known as OppenheimerFunds, Inc.) Oppenheimer Global Securities Fund, Oppenheimer
Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Growth & Income Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Bond Fund, and Oppenheimer Money Fund (the "Oppenheimer Funds") are part of the Oppenheimer Trust, an open-end, diversified, management investment company, which is available to act as the investment vehicle for separate accounts for variable insurance policies offered by insurance companies. OMC is registered as an investment advisor under the Investment Advisors Act of 1940.

What is the Guaranteed Principal Account ("GPA")? As an alternative to the Separate Account, the Policyowner may allocate Net Premium or transfer Account Value to the GPA. Amounts so allocated or transferred become part of MassMutual's general account assets. The Policyowner is not entitled to share in the investment experience of those assets. Rather, MassMutual guarantees a rate of return on the allocated amount equal to 3%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. For details see The Guaranteed Principal Account on page 20.

Is the level of the Death Benefit guaranteed? There are two Death Benefit options. The Death Benefit equals the greater of the Policy's Selected Face Amount for the Policy Year of death (plus the Account Value on the date of death if Death Benefit Option 2 is elected) or the Minimum Face Amount in effect on the date of death of the Insured. Death Benefit proceeds under either Option will be reduced by any outstanding Policy Debt, plus or minus unearned or unpaid monthly deductions. So long as the Policy remains in force, the Death Benefit You have selected will be available. For details see Death Benefit Under The Policy on page 15.

Is the Death Benefit subject to income taxes? A Death Benefit paid under our Policies is usually fully excludable from the gross income of the Beneficiary for federal income tax purposes.

For details see Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans on page 21.

Does the Policy have a Cash Surrender Value? The Policyowner may surrender the Policy at any time and receive its Account Value less any Policy Debt. There is no surrender charge. Withdrawals are allowed subject to certain restrictions and are subject to a withdrawal charge of 2.0% of the Account Value not to exceed $25.00 deducted from each Withdrawal. For details see Withdrawals. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Divisions in which the Policy has Account Value, and with the interest rate on the amount held in the GPA. It may increase or decrease daily.

For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until the Policy is surrendered. In connection with certain Withdrawals of Account Value and loans on the Policy, however, the Policyowner may be taxed on all or a part of the amount distributed.

For details see Cash Surrender Value on page 16 and Federal Income Tax Considerations - Policy Proceeds, Premiums and Loans on page 21.

What is a modified endowment contract? A modified endowment contract (as defined by the Internal Revenue Code) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to a life insurance policy can subject it to retesting for a new seven-year period. During an insured's lifetime, distributions from a modified endowment contract, including collateral assignments, loans, and withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not 59-1/2. For details see Modified Endowment Contracts on page 22.

Can this Policy become a modified endowment contract? Since this Policy permits flexible premium payments, it may become a modified endowment contract. The Company has the systems capacity to test a Policy at issue to determine whether it will be classified as a modified endowment contract ("MEC"). This test examines the Policy for MEC status at the time of issue. The Company has further safeguards in place to monitor whether a Policy may become a modified endowment contract after issue.

For details see Federal Income Tax Considerations - Modified Endowment Contracts on page 22.

What about Premiums? There are five concepts which are important to the discussion of premiums for this Policy: the minimum initial Policy premium; the minimum annual planned Policy premium; the planned Policy premium; the minimum Case premium; and the Initial Case Premium Paid.

A minimum initial Policy premium is payable either at the time You submit Your Application or at some time prior to the delivery of the Policy. The minimum annual planned Policy premium is a level amount used in determining the sales load percentage breakpoint and varies by initial Selected Face Amount, issue age, and sex. The planned Policy premium is elected on the Application and becomes the basis for the Policy's premium billing. The amount of planned Policy premiums originally selected in the Application may be changed at any time upon written request.

The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual at the time the Policies are installed on the administration system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

For details see General Provisions Of The Policy - Premiums on page 14.

When are Initial Premiums allocated to the Guaranteed Principal Account or the Separate Account? The initial Net Premium (i.e., premium paid less the deductions described in Deductions From Premiums) will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund (see Free Look Provision on page 18). At the end of the Free Look Period, the Account Value will be allocated to the GPA and/or Divisions according to the Policyowner's instructions in the Application and subject to MassMutual's allocation rules.

How can the Net Premium and the Account Value of the Policy be allocated among the Guaranteed Principal Account and the Divisions? When You apply for a Policy You choose the percentages of Your premiums to be allocated to the Divisions (maximum of eight at one time) and the GPA. A Policyowner may choose any whole-number percentages as long as the total is 100%. The allocation of future Net Premiums may be changed at any time without charge.

The Account Value of the Policy may be transferred between the GPA and/or the Divisions by written request. Account Value may be transferred by dollar amount or by whole-number percentage, subject to restrictions. Only eight Divisions are available to a Policyowner at any one time. To allocate Net Premiums or to transfer Account Value to a ninth Division, the Policyowner must transfer 100% of the Account Value from one or more of the eight Divisions to which allocations are currently made. For details, see The Separate Account. Automated Account Value Transfer is also available. For details, see Automated Account Value Transfer. For details see Account Value on page 16.

How long will the Policy remain in force? The Policy does not automatically terminate for failure to pay planned Policy premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Account Value less any Policy Debt is insufficient to pay the monthly deduction, and a grace period expires without sufficient payment. For details see Termination and Grace Period on page 15.

Are there charges against the Policy? Certain charges are made against the Policy. Before allocation of any premium to the Account Value, a percentage of each premium paid is deducted for expenses related to the sale and distribution of the Policies. These charges are called sales loads and the percentages vary depending on the total Initial Case Premium Paid for all Policies in the Case before installation on the administration on system. There are two additional deductions from gross premiums: (i) for state premium taxes; and (ii) for Deferred Acquisition Cost ("DAC") tax expense. Each premium, net of these charges, is allocated to the GPA or the Divisions and becomes a part of the Account Value. For details see Deductions From Premium on page 9.

Certain monthly charges are deducted directly from the Policy's Account Value on each Monthly Calculation Date. These monthly deductions are equal to the sum of a mortality charge, an administrative charge, and an underwriting charge. The underwriting charge is only applicable for Policies issued under a regular underwriting approach.

Some deductions are made on a daily basis against the assets of the Divisions.
A daily charge calculated at a current annual rate of .30% of the value of the assets of each Division is charged for mortality and expense risks. In no event will this rate exceed .60%. Similarly, tax assessments are calculated daily. Currently, We are not making any charges for income taxes, but We may make charges in the future against the Divisions for federal income taxes attributable to them.

Withdrawals of Account Value are permitted subject to certain restrictions. A charge equal to the lesser of $25 or 2.0% of the amount withdrawn is imposed for each Withdrawal.

For details see Charges Under The Policy on page 9 and Federal Income Tax Considerations on page 20.

What is the loan privilege and how does a loan affect the Policy's Death Benefit and Cash Surrender Value? While the Policy is in force, a loan may be made on the Policy, in a maximum amount equal to the Account Value on the date the loan is to be made reduced by: (i) any outstanding Policy Debt; (ii) interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date; and (iii) an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates from the date the loan is made, up to and including the next Policy Anniversary Date. (The maximum loan amount may be different if required by state law.) For details see Policy Loan Privilege on page 17.

Are dividends paid on the Policy? The Policy is participating, therefore, it may share in any dividends that MassMutual pays. Dividends are based on the Policy's contribution to any divisible surplus of MassMutual. Any dividends will be payable on the Policy Anniversary Date. MassMutual does not expect that any dividends will be paid under the Policies. For details see Dividends on page 24.

Do I have a right to cancel? Under the Free Look Provision, the Policyowner has a limited right to return the Policy and receive a refund. This right expires on the latest of the following:

 .    Ten days after You receive the Policy; or

 .    Ten days after You receive a Notice of Withdrawal Right; or

 .    45 days after Part 1 of the Policy Application was signed.

The Policy may be returned to our Home Office, to any of our agency offices, or to the agent who sold You the Policy. For details see Free Look Provision on page 17.

Can the Policy be exchanged for a fixed benefit policy? You have the right to transfer all of Your Account Value into the GPA at any time after issue. The transfer will take effect when We receive a written request for the transfer signed by the Policyowner.

For details see Account Value on page 16 and Exchange Privilege on page 18.

Charges Under The Policy

Certain charges are deducted to compensate MassMutual for providing the insurance benefits under the Policy, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

Prior to the allocation of the premium payment to the GPA or the selected Divisions, a deduction as a percentage of premium is made for the sales load, state premium taxes, and the DAC tax charge. The sales load percentage varies depending on the total Initial Case Premium Paid for all Policies in the Case.

Sales Load. The sales load component of the premium deduction is based on the total Initial Case Premium Paid for all Policies in a Case before installation on the administration system. For Policies issued in a Case with an Initial Case Premium Paid of less than $1,000,000, the sales load percentages will decrease after the fifth Policy Year. For Policies issued in a Case with an Initial Case Premium Paid of $1,000,000 or more, the sales load will not change after the fifth Policy Year. Given the lower sales load associated with a larger initial Case premium payment, it is in the best interest of the Policyowner to pay the largest possible initial Case premium. Please note for Policies issued in a Case with an Initial Case Premium Paid of less than $1,000,000, that premiums are tracked on an annual cumulative basis for each policy, and that the year 1 through 5 sales load percentages will be higher on premium payments made below the specified minimum annual planned Policy premium.

                  Sales Load
Initial Case Premium Paid      Years 1-5   Years 6+

Less than $1,000,000

 Less than or equal to the
 Minimum Planned Policy
 Premium                          18.00%      6.00%

 Greater than the Minimum
 Planned Policy Premium            6.00%      6.00%

Greater than or equal to
$1,000,000 but less than
$2,500,000                         7.00%      7.00%

Greater than or equal to
$2,500,000 but less than
$5,000,000                         5.50%      5.50%

Greater than or equal to
$5,000,000 but less than
$10,000,000                        4.00%      4.00%

Greater than or equal to
$10,000,000                        3.25%      3.25%

The amount of the sales load in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales load, they will be recovered from MassMutual surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see Sales And Other Agreements - Commission Schedule.

State Premium Tax Charge. Various states apply premium taxes at various rates. We currently deduct a percentage equal to the applicable state rate of each premium to cover premium taxes assessed against MassMutual by the various states. The applicable state rate will be either the Massachusetts rate or a higher rate. The current state premium tax charge ranges from 2.0% to 3.5% of each premium. This charge may increase or decrease to reflect either any change in the tax or changes of residence. The Policyowner should notify MassMutual of any change of residence. Any change in this charge would be effective immediately. MassMutual does not expect to make a profit from this charge.

Deferred Acquisition Cost ("DAC") Tax Charge. We deduct 1.0% of each premium to cover a federal premium tax assessed against MassMutual. This charge is reasonable in relation to MassMutual's federal income tax burden, under Internal Revenue Code Section 848, resulting from the receipt of premiums.

ACCOUNT VALUE CHARGES

On each Monthly Calculation Date, a monthly administrative charge, a cost of insurance charge (also referred to as the Mortality Charge in the Policy) and an underwriting charge (if applicable) are deducted from the Variable Account Value and Fixed Account Value in proportion to the non-loaned Account Value in the Separate Account and the GPA.

Administrative Charge. A monthly charge is deducted to compensate MassMutual for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with Policyowners. Currently, the charge is $5.25 per month, or

$63 annually, for each Policy. While this charge may increase or decrease, the maximum monthly administrative charge is $9 per month. (The maximum charge may be different if required by state law.) Such charges will not exceed the actual cost for such services.

Charge for Cost of Insurance Protection. A charge for the cost of insurance protection is deducted on each Monthly Calculation Date and is based on the Insured's sex, attained age, the Policy Year in which the deduction is made, the smoker and rating class of the Policy, and the type of underwriting used for the Case. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month. The maximum monthly cost of insurance charge for each $1,000 of insurance for which a charge applies is shown in the Table of Maximum Monthly Mortality Charges in the Policy. MassMutual may charge less than these maximum charges. Any change in these charges will apply to all Policies in the same class.

Underwriting Charge. A monthly underwriting charge is deducted from Policies that are issued under a regular underwriting basis. The charge is based on the amount of insurance underwritten before the Case is installed on the administrative system. This charge is fixed for a set number of Policy Years and is shown in the Other Information section of the Policy's Schedule Page.

SEPARATE ACCOUNT CHARGES

Charges for Mortality and Expense Risks. We charge the Divisions for the mortality and expense risks We assume. We deduct a daily charge at a current effective annual rate of 0.30% of the value of each Division's assets that come from the Policy. While this charge may increase or decrease, the maximum charge is 0.60% annually.

The mortality risk We assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering Policies may be more than We estimated.

If all the money We collect from this charge is not needed to cover Death Benefits and expenses, it will be our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money We collect is insufficient, We will provide for all Death Benefits and expenses.

Charges for Federal Income Taxes. We do not currently make any charge against the Divisions for federal income taxes attributable to them. We may make such a charge eventually, however, in order to provide for the future federal income tax liability of the Divisions. For more information on charges for federal income taxes, see Federal Income Tax Considerations - MassMutual - Tax Status.

The Separate Account

The Separate Account was established on July 13, 1988 as a separate investment account of MassMutual by MassMutual's Board of Directors in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.
The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Registration does not involve supervision of the management or investment practices or policies of either the Separate Account or of MassMutual. Under Massachusetts law, however, both MassMutual and the Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts. Designated segments of the Separate Account will be used to receive and invest premiums for other variable life insurance policies issued by MassMutual. Such a segment has been established for the Policy.

Although the assets of the Separate Account are assets of MassMutual, that portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account attributable to the Policies may not be used to satisfy any obligations that may arise out of any other business We may conduct. They may, however, become subject to liabilities arising from other variable life insurance policies which the Separate Account funds. In addition, We may from time to time, at our discretion, transfer to our general account those assets which exceed the reserves and other liabilities of the Separate Account. Such transfers will not adversely affect the Separate Account.

Income, realized gains or losses, and unrealized gains or losses from each Division are credited to or charged against that Division without regard to any of our other income, gains, or losses.

MassMutual may accumulate in the Separate Account the charge for expense and mortality risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

Investment of the Separate Account. The designated segment of the Separate Account has thirteen Divisions attributable to the Policy. Each Division invests in shares of either MML Trust or Oppenheimer Trust. The Divisions of the Separate Account are:

 .    The MML Equity Division - Amounts credited to this Division are invested in shares of MML Equity Fund, or its successor.

 .    The MML Blend Division - Amounts credited to this Division are invested in shares of MML Blend Fund, or its successor.

 .    The MML Managed Bond Fund - Amounts credited to this Division are invested in shares of MML Managed Bond Fund, or its successor.

 .    The MML Money Market Division - Amounts credited to this Division are invested in shares of MML Money Market Fund, or its successor.

 .    The Oppenheimer Global Securities Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Global Securities Fund, or its successor.

 .    The Oppenheimer Capital Appreciation Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Capital Appreciation Fund, or its successor.

 .    The Oppenheimer Growth Division - Amounts credited to this Division are invested in shares of Oppenheimer Growth Fund, or its successor.

 .    The Oppenheimer Growth & Income Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Growth & Income Fund, or its successor.

 .    The Oppenheimer Multiple Strategies Division - Amounts credited to this
     Division are invested in shares of Oppenheimer Multiple Strategies Fund, or its successor.

 .    The Oppenheimer High Income Division - Amounts credited to this Division are invested in shares of Oppenheimer High Income Fund, or its successor.

 .    The Oppenheimer Strategic Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Strategic Bond Fund, or its successor.

 .    The Oppenheimer Bond Division - Amounts credited to this Division are invested in shares of Oppenheimer Bond Fund, or its successor.

 .    The Oppenheimer Money Division - Amounts credited to this Division are invested in shares of Oppenheimer Money Fund, or its successor.

The shares of the underlying Fund purchased by each Division will be held by MassMutual as custodian of the Separate Account.

Although there are currently thirteen Divisions available to a Policyowner, a Policyowner may allocate Account Value to no more than eight Divisions at any one time. To allocate Net Premium or to transfer Account Value to a ninth Division which does not have Account Value allocated to it, a Policyowner must transfer 100% of the Account Value from one or more of the eight "active" Divisions to which allocations are currently made.

The MML Trust and the Oppenheimer Trust are open-end, diversified management investment companies registered under the 1940 Act. The MML Trust consists of the four MML Funds described above, each of which has its own investment objectives and policies. Similarly, the Oppenheimer Trust consists of nine Oppenheimer Funds, each of which has its own investment objectives and policies. MassMutual established the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or by life insurance companies which are subsidiaries of MassMutual. OMC established the Oppenheimer Trust for the purpose of providing investment vehicles for investment only by variable life insurance contracts and variable annuities contracts. Shares of the MML Funds are not offered to the general public, but solely to separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual.

The primary investment objective of MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The assets of this Fund are normally expected to be invested primarily in common stocks and other equity-type securities.

The investment objective of MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund may invest in a portfolio that may include common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

The investment objective of MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. The assets of this Fund will be invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

The investment objectives of MML Money Market Fund are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The assets of this Fund will be invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

The investment objective of the Oppenheimer Global Securities Fund is to seek long term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies and special investment opportunities (anticipated acquisitions, mergers or other unusual developments) which are considered by OMC, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

The investment objective of the Oppenheimer Capital Appreciation Fund is capital appreciation. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds. In seeking this objective the Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular company's products or services.

The investment objective of the Oppenheimer Growth Fund is to seek to achieve capital appreciation by investing in securities of well-known established companies (companies which have a history of earnings and dividends). The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds.

The investment objective of the Oppenheimer Growth & Income Fund is to seek a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

The investment objective of the Oppenheimer Multiple Strategies Fund is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

The investment objective of the Oppenheimer High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities, including long-term debt obligations, preferred stock issues believed by OMC, in its capacity as investment manager of the Fund, not to involve undue risk. This Fund's investment policy is to assume certain risks (described more fully in the attached prospectus for the Oppenheimer Trust) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds", in the lower rating categories of the established securities ratings services, and unrated securities.

The investment objective of the Oppenheimer Strategic Bond Fund is to seek a high level of current income principally derived from interest income from investments in high yield fixed-income securities and to seek to enhance such income by writing covered call options on debt securities.

The investment objective of the Oppenheimer Bond Fund is to seek a high level of current income from investment in high yield fixed-income securities rated
"Baa" or better by Moody's or "BBB" or better by Standard & Poor's.
Secondarily, the Fund seeks capital growth when consistent with its primary objective.

The investment objective of the Oppenheimer Money Fund is to maximize current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity.

The Separate Account purchases and redeems shares of the Funds at their net asset value which is determined at the time of the receipt of the purchase order or redemption request without the imposition of any sales or redemption charge.

Citibank, N.A., with its home office located at 111 Wall Street, New York, NY 10005, acts as custodian for each of the MML Funds. The Bank of New York, with its home office located at One Wall Street, New York, NY 10015, acts as custodian for each of the Oppenheimer Funds.

MassMutual serves as investment manager of each of the MML Funds pursuant to Investment Management Agreements, each of which provides for the MML Fund to pay MassMutual a quarterly fee at the annual rate of .50% of the first $100,000,000 of the MML Fund's average daily net asset value, .45% of the next $200,000,000,
 .40% of the next $200,000,000 and .35% of any excess over $500,000,000. Concert Capital provides investment sub-advisory functions for MML Equity Fund and the Equity Sector of MML Blend Fund.

The monthly management fee payable to OMC in its capacity as investment advisor to the Oppenheimer Funds is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates are as follows:
(i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, Growth & Income Fund, Multiple Strategies Fund, and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund, and Strategic Bond
Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion.

MassMutual has agreed to bear the expenses of each of the MML Funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1996.

Additional and more detailed information concerning the MML Funds and the Oppenheimer Funds, including information about the other expenses of such Funds, may be found in the accompanying Prospectuses for both the MML Trust and the Oppenheimer Trust.

MassMutual is also the investment advisor to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans. MassMutual is the investment sub-advisor to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open end management investment companies. MassMutual also serves as the collateral co-manager for MassMutual Carlson CBO, N.V.

OMC, located at Two World Trade Center, New York, NY 10048-0203, has operated as an investment advisor since April 30, 1959. It and its affiliates currently advise U.S. investment companies with assets aggregating over $29.6 billion as of December 31, 1994, and having more than 2.5 million shareholder accounts. OMC is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OMC, and ultimately controlled by Massachusetts Mutual Life Insurance Company.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Funds. Because these separate accounts are invested in the same underlying MML Funds it is possible that material conflicts could arise between owners of the Policies and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisors or principal underwriters or if MassMutual should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission; (ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying MML Funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MassMutual will take such action at its own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

The Oppenheimer Trust was established for use as an investment vehicle by variable contract separate accounts such as the Separate Account. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of Policyowners and other separate accounts investing in the Oppenheimer Trust. The Board of Trustees of the Oppenheimer Trust (the "Trustees") will monitor the Oppenheimer Funds for the existence of any such conflicts. If it is determined that a conflict exists, the Trustees will notify MassMutual, and appropriate action will be taken to eliminate such irreconcilable conflicts. Such steps may include: (i) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund; (ii) submitting the question whether such segregation should be implemented to a vote of all affected contract owners; and (iii) establishing a new registered management investment company or managed separate account.

Rates of Return. Tables 1 and 2 show the Effective Annual Rates of Return and Annualized One Year Total Returns, respectively, of the MML Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses). Tables 3 and 4 show the Annualized One Year Total Returns and the Effective Annual Rates of Return, respectively, of the Oppenheimer Funds based on the actual investment performance (after deduction of investment management fees and direct operation expenses).

Table 1 shows figures for periods ended December 31, 1994, for the MML Funds; Table 4 shows December 31 annualized figures for the MML Funds. Table 2 shows figures for periods ended December 31, 1994, for the Oppenheimer Funds; Table 3 shows December 31 annualized figures for the Oppenheimer Funds. These rates of return do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deduction from premiums or administrative, cost of insurance, and underwriting charges assessed against the Account Value of the Policies. See Charges Under The Policy - Deductions From Premiums and Account Value Charges. Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Account Value And Cash Surrender Value - Investment Return). The rates of return shown are not necessarily indicative of future performance. They may be considered in assessing the competence and performance of MassMutual and Concert Capital as the MML Funds' investment advisor and OMC as the Oppenheimer Fund's investment advisor.


                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1994

                 20       15       10       5      1
Fund            Years    Years    Years   Years   Year
                -----    -----    -----   -----   ----
Equity          15.00%   14.88%   13.72%  9.49%   4.10%
Blend              -     12.17*   12.46   9.31    2.48
Managed Bond       -     10.32*    9.53   7.86   (3.76)
Money Market       -      7.07*    6.17   4.82    3.84

* The figures shown are from inception of the MML Funds. The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984.




                       ANNUALIZED ONE YEAR TOTAL RETURNS

                                      MML              MML
                 MML        MML      Managed          Money
 For the        Equity     Blend      Bond            Market
year ended       Fund       Fund      Fund             Fund
----------       ----       ----      ----             ----
1994             4.10%      2.48%    (3.76)%           3.84%
1993             9.52%      9.70%     11.81%           2.75%
1992            10.48%      9.36%      7.31%           3.48%
1991            25.56%     24.00%     16.66%           6.01%
1990            (0.51)%     2.37%      8.38%           8.12%
1989            23.04%     19.96%     12.83%           9.16%
1988            16.68%     13.40%      7.13%           7.39%
1987             2.10%      3.12%      2.60%           6.49%
1986            20.15%     18.30%     14.46%           6.60%
1985            30.54%     24.88%     19.94%           8.03%
1984             5.40%      8.24%*    11.69%          10.39%
1983            22.85%        -        7.26%           8.97%
1982            25.67%        -       22.79%*         11.12%*
1981             6.67%        -          -               -
1980            27.62%        -          -               -
1979            19.54%        -          -               -
1978             3.71%        -          -               -
1977            (0.52)%       -          -               -
1976            24.77%        -          -               -
1975            32.85%        -          -               -
1974           (17.61)%*      -          -               -


* The figures shown are from inception of the MML Funds. The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984. The MML Equity Fund commenced operations on September 15, 1971 (performance information prior to 1974 is not available).

                       ANNUALIZED ONE YEAR TOTAL RETURNS

                                Oppenheimer                  Oppenheimer                 Oppenheimer
               Oppenheimer        Capital      Oppenheimer    Multiple     Oppenheimer    Strategic    Oppenheimer   Oppenheimer
 For the         Global         Appreciation     Growth      Strategies    High Income      Bond           Bond         Money
year ended    Securities Fund      Fund           Fund          Fund          Fund          Fund           Fund         Fund
----------   ----------------      ----           ----          ----          ----          ----           ----         ----
1994              (5.72)%         (7.59)%         0.97%        (1.95)%       (3.18)%      (3.78)%*        (1.94)%      4.20%
1993              70.32%          27.32%          7.25%        15.95%        26.34%        4.25%*         13.04%       3.12%
1992              (7.11)%         15.42%         14.53%         8.99%        17.92%                        6.50%       3.76%
1991               3.39%          54.72%         25.54%        17.48%        33.91%                       17.63%       5.97%
1990               0.40%*        (16.82)%        (8.21)%       (1.91)%        4.65%                        7.92%       7.80%
1989                              27.57%         23.59%        15.76%         4.84%                       13.32%       8.82%
1988                              13.41%         22.09%        22.15%        15.58%                        8.97%       7.31%
1987                              14.34%          3.32%         3.97%*        8.07%                        2.52%       6.33%
1986                              (1.65)%*       17.76%                       4.73%*                      10.12%       5.68%
1985                                              9.50%*                                                  18.82%*      7.25%*

* The figures shown are from inception of the Oppenheimer Funds. The Oppenheimer Money Fund, Oppenheimer Bond Fund and Oppenheimer Growth Fund commenced operations on April 3, 1985. The Oppenheimer High Income Fund commenced operations on April 30, 1986. The Oppenheimer Capital Appreciation Fund commenced operations on August 15, 1986. The Oppenheimer Multiple Strategies Fund commenced operations on February 9, 1987. The Oppenheimer Global Securities Fund commenced operations on November 12, 1990. The Oppenheimer Strategic Bond Fund commenced operations on May 3, 1993. Oppenheimer Growth & Income Fund is not listed because it had not commenced operations as of December 31, 1994.





                       EFFECTIVE ANNUAL RATES OF RETURN
                            AS OF DECEMBER 31, 1994

                          Since              5             1
Fund                    Inception          Years          Year
----                    ---------          -----          ----
Oppenheimer Global
Securities                11.15%              -          (5.72)%

Oppenheimer Capital
 Appreciation             13.28            11.81%        (7.59)

Oppenheimer Growth        11.44             7.40          0.97

Oppenheimer Multiple
 Strategies                9.85             7.38         (1.95)

Oppenheimer High
 Income                   12.47            15.09         (3.18)

Oppenheimer Strategic
 Bond                      0.19               -          (3.78)

Oppenheimer Bond           9.78             8.43         (1.94)


Oppenheimer Money          6.10             5.05          4.20

Oppenheimer Growth & Income Fund is not listed because it had not commenced operations on December 31, 1994.



General Provisions Of
The Policy

This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. A Policyowner may review a copy of the Policy upon request.

Premiums. The Policyowner selects a premium payment schedule in the Application and is not bound by an inflexible premium schedule. Five premium concepts are very important under the Policy: the minimum annual planned Policy premium, planned Policy premium, minimum initial Policy premium, minimum Case premium, and Initial Case Premium Paid.

Planned Policy Premiums. The minimum annual planned Policy premium is determined by the initial Selected Face Amount, issue age and sex classification of the Policy. For a Policy in a Case with an Initial Case Premium Paid of less than $1,000,000, the sales load percentage is greater in each of the first ten Policy Years up to the minimum annual planned Policy premium.

Planned Policy premiums are elected in the Application and may be changed at any time. Planned Policy premiums are the basis for the Policy's premium billing. The planned Policy premium may be subject to minimum and maximum amounts depending on the Selected Face Amount of the Policy, the Insured's age, sex and smoking class and the amount of the initial premium paid.

There is no penalty if the planned Policy premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned Policy premiums are paid, the Policy terminates when the Account

Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see Termination.

The following table shows the minimum annual planned Policy premium (also referred to as the "Cut-Off" premium) at certain ages for a Policy with a Selected Face Amount of $100,000 in all years, under Death Benefit Option 1. (See Death Benefits Under The Policy.)

                     MINIMUM ANNUAL PLANNED POLICY PREMIUM
                      LEVEL $100,000 SELECTED FACE AMOUNT
                           (DEATH BENEFIT OPTION 1)

                              Issue Age
               --------------------------------------
Class          Age 25          Age 40          Age 55
-----          ------          ------          ------
MALE            $792           $1,590          $3,486
FEMALE          $640           $1,259          $2,616
UNISEX          $762           $1,521          $3,294


Minimum Initial Policy Premium. A minimum initial Policy premium must be paid along with an Application or at any time prior to the delivery of the Policy. The amount of the minimum initial Policy premium is the amount which, after the deductions for sales load, state premium tax, and DAC tax charge (see Deductions From Premiums), is sufficient (disregarding investment performance) to pay twelve times the first monthly deduction (see Account Value Charges). Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may make unscheduled premium payments at any time and in any amount.

Minimum Case Premium. The minimum Case premium is $250,000 of first year annualized premium for all Policies in a Case.

Initial Case Premium Paid. The Initial Case Premium Paid is the amount of premium for all Policies in a Case on deposit with MassMutual before the Case is installed on the administrative system. The Initial Case Premium Paid determines sales load percentages for all Policies in that Case.

Minimum and Maximum Premium Payments. While the Policy is in force, premiums may be paid at any time before the death of the Insured subject to certain restrictions. The minimum premium payment is $100.00. We have the right to refund a premium paid in any year if it will increase the net amount at risk under the Policy. Premium payments should be sent to our Home Office or to the address indicated for payment on the notice.

Termination. This Policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Calculation Date, the Account Value less any Policy Debt is insufficient to cover the total monthly deduction, the Policy enters a 61-day grace period.

Grace Period. We allow 61 days to pay any premium necessary to cover the overdue monthly deduction. A Policyowner will receive a notice from Us which sets forth this amount. During the grace period, the Policy remains in force. If the payment is not made by the later of the 61 days or 30 days after We have mailed the written notice, the Policy terminates without value.

Death Benefit Under The Policy

The Death Benefit is the amount payable to the named Beneficiary(ies) when the Insured dies. Upon receiving due proof of death, We pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options as described under Additional Provisions Of The Policy - Payment Options.

In the Application, the applicant may select a Selected Face Amount for each Policy Year. Under Death Benefit Option 1, the Death Benefit is the greater of the Selected Face Amount in effect on the date of death or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. Under Death Benefit Option 2, the Death Benefit is the greater of the sum of the Selected Face Amount in effect on the date of death plus the Account value on the date of death, or the Minimum Face Amount in effect on the date of death, with possible additions or deductions. The Minimum Face Amount is equal to Account Value times the Minimum Face Amount percentage. The percentages depend upon the Insured's age, sex and smoking classification. The percentages are set forth in the Table Of Minimum Face Amount Percentages in the Policy. Added to the greater of the Selected Face Amount or Minimum Face Amount is that part of any monthly deduction applicable for the period beyond the date of death. Any Policy Debt outstanding on the date of death and any monthly charges unpaid as of the date of death are deducted from the Death Benefit. If the Insured dies after the first Policy Year, We will also include a pro-rata share of any dividend allocated to the Policy for the year death occurs. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in Additional Provisions Of The Policy-Payment Options.

The Selected Face Amount may be increased six months after issue or a previous increase upon request by the Policyowner, subject to receipt by MassMutual of adequate evidence of insurability. Additionally, any increase in the Selected Face Amount will be effective on the Monthly Calculation Date which is on, or next follows, the later of: (i) the date 15 days after a written request for such change has been received and approved by us; or (ii) the requested effective date of the change. Any increase must be for at least $5,000. Under Death Benefit Option 1, the Death Benefit is unaffected by investment experience unless the Death Benefit is based on the Minimum Face Amount. Under Option 2, the Death Benefit may be increased or decreased by investment experience. (No increase will be allowed after the Policy Anniversary Date nearest the Insured's 85th birthday.)

Example: The following example shows how the Death Benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.


                                    Policy A     Policy B
                                    --------     --------
(a)     Selected Face Amount:       $100,000     $100,000

(b)     Account Value on
        Date of Death:              $ 40,000     $ 50,000

(c)     Minimum Face Amount
        Percentage on
        Date of Death:                  240%         240%

(d)     Minimum Face
        Amount (b x c):             $ 96,000     $120,000

        Death Benefit if
        Option #1 in effect
        (greater of a and d):       $100,000     $120,000

        Death Benefit if
        Option #2 in effect
        (greater of (i) a + b
        and (ii) d):                $140,000     $150,000


(Examples assume no additions to or deductions from the Selected Face Amount or Minimum Face Amount are applicable.)

Account Value And Cash
Surrender Value

Account Value. The Account Value of the Policy is equal to the Variable Account Value plus the Fixed Account Value. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated to the MML Money Market Division until the later of: (1) the expiration of the Free Look Period, or (2) receipt by MassMutual of notice that the Owner has received the Policy. Subject to the allocation rules described in the Policy, the Account Value is then allocated among the Divisions and the GPA in accordance with the Policyowner's instructions in the Application, subject to applicable restrictions.

Transactions with respect to the Account Value are effected by the purchase and sale of accumulation units. Purchases and sales are made at the unit value as of the Valuation Time on the Valuation Date if the premium or transaction request for such purchase or sale is received by Us before the Valuation Time. Otherwise, purchases and sales will be made as of the next following Valuation Date or a later date requested by the Policyowner. Unit values are determined on each Valuation Date.

All or part of the Account Value may be transferred among Divisions by written request. Transfers between Divisions may be by dollar amount or by whole-number percentage. There is no limit on the number of transfers a Policyowner may make. MassMutual currently does not intend to charge a fee for transfers, however, MassMutual reserves the right to charge a fee not to exceed $10 per transfer if there are more than six transfers in a Policy Year to compensate MassMutual for the cost of processing transfers. MassMutual does not expect to make a profit on this charge. Policyowners, however, may transfer all funds in the Separate Account to the GPA at any time regardless of the number of transfers previously made.

Transfers from the GPA to the Separate Account may be made only once during each Policy Year. Each such transfer may not exceed 25% of the Account Value in the GPA (excluding Policy Debt) at the time of the transfer. However, if in each of the previous three policy years, 25% of the account value in the GPA has been transferred and there have been no premium payments or transfers (except as a result of a policy loan) to the GPA, 100% of the account value in the GPA (excluding policy loans) may be transferred to the Separate Account. The Account Value in the GPA equal to any Policy Debt cannot be transferred to the Separate Account. All transfers made on one Valuation Date are considered one transfer.

Automated Account Value Transfer. Automated Account Value Transfer permits the Policyowner to specify transfers of a specific dollar amount or a whole-number percentage of a Division's Account Value to be transferred monthly from that Division to any combination of Divisions and the GPA. A number of transfer options are available. Automated Account Value Transfer transfers are not available from more than one Division or from the GPA. This process is considered one transfer per Policy Year.

The main objective of Automated Account Value Transfer is to shield the Policyowner's investment from short term price fluctuations. Theoretically, a lower than average cost per unit may or may not be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

Automated Account Value Transfer can be started, changed or canceled at any time. Transfers will only be made on a monthly basis on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after the request is received by the Home Office. If the request is received before the end of the Free Look Period, the effective date of the first automated transfer will be coincident with the end of this Period.

Transfers will occur automatically. The Policyowner will specify the specific dollar amounts or whole-number percentages to be transferred and the Division from which the transfers will be made, the Division(s) and/or GPA to which the automated transfer is to be made and the length of time during which transfers will continue.

If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro-rata basis to all the designated Divisions and the GPA. No more automated transfers will be processed.

Investment Return.  The investment return of a Policy is based on:

 .    The Account Value held in each Division for that Policy;

 .    The investment experience of each Division as measured by its actual net rate of return; and

 .    The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined-that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be surrendered for its Cash Surrender Value at any time while the Insured is living. Unless a later effective date is selected, surrender is effective on the date We receive the Policy and a written request in proper form at our Home Office. The Policy and a written request for surrender are deemed received on the date on which they are received by mail at MassMutual's Home Office. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after a Valuation Time, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Account Value less any outstanding Policy Debt.

Withdrawals. Subject to certain conditions, after the Policy has been in force for six months a Policyowner can make a Withdrawal from the Policy on any Monthly Calculation Date by sending a written request to our Home Office. The minimum amount of a Withdrawal is $100 (before deducting the withdrawal charge); the maximum amount is the Cash Surrender Value less an amount equal to the following, whichever is applicable: if the Withdrawal is made before the Policy Anniversary Date nearest the Insured's 65th birthday, twelve multiplied by the most recent Account Value Charges for the Policy; if on or after such Date, sixty multiplied by the most recent Account Value Charges. The amount of the Withdrawal is deducted from the Policy's Account Value at the end of the Valuation Period applicable to the Monthly Calculation Date on which the Withdrawal is made. The Policyowner must specify the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of that Division or GPA. A charge of 2.0% of the Withdrawal, not to exceed $25.00, is deducted from each Withdrawal. The withdrawal charge is assessed for each Withdrawal and is intended to compensate MassMutual for the cost of processing the Withdrawals. MassMutual does not anticipate making a profit from this charge. The Account Value will automatically be reduced by the amount of the Withdrawal. The Selected Face Amount of the Policy will be reduced as needed to prevent an increase in the amount at risk, unless satisfactory evidence of insurability is provided to MassMutual. Withdrawals may have tax consequences. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Policy Loan Privilege

The Policy provides a loan privilege. Loans can be made on the Policy at any time while the Insured is living. The maximum loan is an amount equal to the Account Value at the time of the loan less any outstanding Policy Debt before the new loan, interest on the loan being made and on any outstanding Policy Debt to the next Policy Anniversary Date and an amount equal to the most recent monthly charge for the Policy multiplied by the number of Monthly Calculation Dates remaining up to including the next Policy Anniversary Date. The Policy must be properly assigned as collateral for the loan. (The maximum loan amount may be different if required by state law.)

Source of Loan. The loan amount requested is taken from the Divisions and the GPA in proportion to the non-loaned Account Value of each on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that the New York Stock Exchange (or its successor) is closed except for normal weekend and holiday closings, or trading is restricted, or the Securities and Exchange Commission (or its successor) determines that an emergency exists, or the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

If Loans Exceed the Policy Account Value. Policy Debt (which includes accrued interest) must not equal or exceed the Account Value under the Policy. If this limit is reached, We may terminate the Policy. To terminate for this reason We will notify the Policyowner in writing. This notice states the amount necessary to bring the Policy Debt back within the limit. If We do not receive a payment within 31 days after the date We mailed the notice, the Policy terminates without value at the end of those 31 days.

Termination of a policy under these circumstances could cause the Policyowner to recognize gross income in the amount of any excess of the Policy Debt over the sum of the Policyowner's previously unrecovered premium payments.

Interest. On the Application, the Policyowner may select a loan interest rate of 6% per year or, where permitted, an adjustable loan rate. When an adjustable rate is selected, MassMutual sets the rate each year that will apply for the next Policy Year. The maximum rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 5%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, We will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, We will decrease the rate.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each. The inclusion of unpaid interest to outstanding Policy Debt may result in tax consequences upon surrender or lapse of the

Policy. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any repayment results in the transfer of values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). The transfer is made in proportion to the non-loaned value in each Division at the time of repayment. If the loan is not repaid, We deduct the amount due from any amount payable from a full surrender or upon the death of the Insured.

Interest on Loaned Value. The amount equal to any outstanding Policy loans is held in the GPA and is credited with interest at a rate which is the greater of 3% and the Policy loan rate less a MassMutual declared charge (maximum 0.75%) for expenses and taxes.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MassMutual rather than a rate of return reflecting the investment performance of the Separate Account. If the Policy is surrendered with outstanding Policy Debt, tax consequences may result. For details see FEDERAL INCOME TAX CONSIDERATIONS - Policy Proceeds, Premiums and Loans.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after the Policyowner receives a written notice of withdrawal right or within 45 days after signing
Part 1 of the Application, whichever is latest. The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MassMutual or to the agent who sold the Policy or to one of our agency offices. If the Policy is cancelled in this fashion, a refund will be made to the Policyowner. The refund equals the Account Value (or all premiums paid where required by state law), reduced by any amounts borrowed or withdrawn. During the Free Look Period, the initial Net Premium will be allocated to the MML Money Market Division, which invests in the MML Money Market Fund.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect when We receive a written request.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, as amended, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Our Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, We will seek approval by Policyowners.

Specifically, We reserve the right to:

 .    Create new segments of the Separate Account;

 .    Create new Separate Accounts;

 .    Combine any two or more Separate Accounts;

 .    Make available additional Divisions investing in additional investment companies;

 .    Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 .    Operate the Separate Account as a management investment company under the
     Investment Company Act of 1940, as amended, or in any other form permitted by law; and

 .    Deregister the Separate Account under the Investment Company Act of 1940, as amended, in the event such registration is no longer required.

MassMutual also reserves the right to change the name of the Separate Account.

We have reserved all rights to the name MassMutual and Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but We may also withdraw this right.

Directors And Executive Vice
Presidents Of MassMutual

Directors:

Roger G. Ackerman
    President and Chief Operating Officer (since 1990), Corning Incorporated, a manufacturer of specialty materials, communication equipment and consumer products; Group President, Corning Incorporated (1987 - 1990); Director, Pittson Company; Director, Dow Corning Corporation; Member of the Executive Committee, National Association of Manufacturers.

Jack F. Bennett
    Retired (since 1989), Senior Vice President of Exxon Corporation, producer of petroleum products; Director, Phillips Electronics N.V.; Dean Witter Mutual Funds; Tandem Computers, Inc; and Discount Corporation of New York (1983 - 1991).

William J. Clark
    Chairman of the Board (since 1987); Chairman of the Board and Chief Executive Officer of the Company (1987 - 1988), President and Chief Executive Officer (1980 - 1987); President (1974 - 1980), MassMutual.

Anthony Downs
    Senior Fellow, The Brookings Institution (since 1977); Member of the Boards of Directors, Pittway Corporation, Bedford Property Investors, Inc., General Growth Properties, Inc., NAACP Legal and Education Defense Fund, Inc., National Housing Partnerships Foundation; Trustee, Urban Institute, and Urban Land Institute.

James L. Dunlap
    Senior Vice President, Texaco, Inc. (since 1987); President, Texaco U.S.A. (1987 - 1994).

Richard N. Frank
    Chief Executive Officer, Lawry's Restaurants, Inc. (since 1957); Chairman of the Board, Lawry's Restaurants, Inc. (since 1992); Trustee of PIC Growth Fund and PIC Balanced Pinnacle, two mutual funds managed by Provident Investment Counsel.

Charles K. Gifford
    President, Bank of Boston Corporation (since 1989); President, First National Bank of Boston (since 1989). Member of the Board of Directors, Boston Edison Company.

William N. Griggs
    Managing Director, Griggs & Santow, Inc. (since 1983); Director, T/SF Communications, a diversified publishing and communications company.

James G. Harlow, Jr.
    Chairman of the Board (since 1982) and President (since 1973), Oklahoma Gas and Electric Company; Member of the Boards of Directors, Fleming Companies, an Oklahoma-based wholesale food distribution company, and Associated Electric & Gas Insurance Services Limited.

Barbara B. Hauptfuhrer
    Director, Vanguard Group of Investment Companies; Raytheon Company; Alco Standard Corp.; The Great Atlantic and Pacific Tea Company; and Knight-Ridder, Inc.

Sheldon B. Lubar
    Chairman (since 1977), Lubar & Co., Incorporated, Milwaukee, Wisconsin investment management and venture capital company; Chairman and Director, Christiana Companies, Inc.; Director, Firstar Corporation, Briggs & Stratton Corporation, MGIC Investment Corporation, Prideco, Inc., Ameritech, Inc., Schwitzer, Inc. (1989 - 1994); Square D Company (1986 - 1991); Milwaukee Insurance Group, Inc. (1986 - 1991); Marshall Erdman and Associates, Inc.; Grey Wolf Drilling Co.; SLX Energy, Inc.; Firstar Bank; President (1987 -
    1991), Lubar Management, Inc.

William B. Marx, Jr.
    Executive Vice President and Chief Executive Officer, Multimedia Products Group of AT&T (since 1994); Chief Executive Officer, Network Systems Group of AT&T (1993 - 1994); Group Executive and President, Network Systems Group of AT&T (1989 - 1993).

Donald F. McCullough
    Chairman Emeritus, Collins & Aikman Corp., a manufacturer of textile products (retired since 1988); Member of the Boards of Directors, Bankers Trust Company, Bankers Trust New York Corp., and Melville Corporation.

Barbara Scott Preiskel
    An attorney-at-law (since 1983); Director, American Stores Company, Textron, Inc., General Electric Company and The Washington Post Company.

Thomas B. Wheeler
    President and Chief Executive Officer (since 1988), President (1987 - 1988), Director (since 1987), MassMutual; Chairman of the Board, Oppenheimer Acquisition Corp.; Chairman and Director, Concert Capital Management, Inc.; Chairman, MML Pension Insurance Company; Member of the Boards of Directors, Bank of Boston Corporation, The First National Bank of Boston, and Textron, Inc.; Member of the Executive Committee, Massachusetts Capital Resource Company.

Alfred M. Zeien
    Chairman and Chief Executive Officer (since 1991); President, Chief Operating Officer and Director (1991); Vice Chairman and Director (1981 -
    1991), The Gillette Company; Trustee, University Hospital of Boston; Director, Polaroid Corporation, Bank of Boston Corporation, Repligen Corporation and Raytheon Company.

EXECUTIVE VICE PRESIDENTS (Other than Directors):

Lawrence V. Burkett, Jr.
    Executive Vice President and General Counsel (since 1993), Senior Vice President and Deputy General Counsel

    (1992 - 1993), Senior Vice President and Associate General Counsel (1988 -
    1992), MassMutual; Member of the Boards of Directors, Sargasso Mutual Insurance Company, Ltd.; Cornerstone Real Estate Advisers, Inc.; MML Pension Insurance Company; MML Reinsurance (Bermuda) Ltd.; MassMutual Holding Company; MassMutual Holding Company Two, Inc.; MassMutual Holding Company Two MSC, Inc.; MassMutual of Ireland, Ltd.

John B. Davies
    Executive Vice President (since 1994), Associate Executive Vice President
    (1994); General Agent (1982 - 1993), MassMutual; Member of the Boards of Directors, Cornerstone Real Estate Advisers, Inc., MML Investors Services, Inc., MML Insurance Agency, Inc. and MML Insurance Agency of Ohio, Inc.; Life Underwriter Training Counsel.

Daniel J. Fitzgerald
    Executive Vice President (since 1994); Senior Vice President (1991 - 1994); Vice President and Controller (1986 - 1991), MassMutual; Member of the Boards of Directors, Concert Capital Management, Inc.; Cornerstone Real Estate Services, Inc.; MML Investors Services, Inc.; MML Real Estate Corporation; MML Realty Management Corporation; MassMutual of Ireland, Inc.; Director (since 1994), President (1987 - 1993), Chief Executive Officer (1991 - 1993), MML Bay State Life Insurance Company; Director (since 1994), President (1987 - 1990), Chief Executive Officer (1991 -
    1993), MML Pension Insurance Company; Director (since 1993), Vice President (since 1994), MassMutual Holding Company; Director and Vice President (since 1994), MassMutual Holding Company Two, Inc.; Director and Vice President (since 1994), MassMutual Holding Company Two MSC, Inc.

Lawrence L. Grypp
    Executive Vice President (since 1991), Senior Vice President (1990 - 1991), General Agent (1980 - 1990), MassMutual; Member of the Boards of Directors, Concert Capital Management, Inc., Oppenheimer Acquisition Corporation, MML Insurance Agency, Inc. (1991 - 1993); Chairman (since 1991), MML Investors Services, Inc.

James E. Miller
    Executive Vice President (since 1987), Senior Vice President (1985 - 1986), MassMutual; Vice President and Treasurer, Dental Learning Systems, New York, New York; Director, Benefit Panel Services, Inc., National Capital Preferred Provider Organization, Inc.; The Ethix Corporation; and Sloan's Lake Management Corp.; President, Chief Executive Officer and Director (since
    1994), MML Pension Insurance Company; Chairman (since 1994), Director
    (since 1990), MassMutual of Ireland, Ltd.

John M. Naughton
    Executive Vice President (since 1984), Senior Vice President (1981 - 1984), MassMutual; Chairman (since 1995) and Trustee (since 1990), Springfield Institution for Savings; Trustee, University of Massachusetts; Member of the Boards of Directors, Colebrook Group, Oppenheimer Acquisition Corp., Concert Capital Management, Inc., Association of Private Pension and Welfare Plans; Trustee (since 1994), MassMutual Institutional Funds.

John J. Pajak
    Executive Vice President (since 1987); Member of the Boards of Directors, MML Pension Insurance Company, MassMutual Holding Company, Inc., MassMutual Holding Company Two, Inc., MassMutual Holding Company Two MSC, Inc.

Gary E. Wendlandt
    Executive Vice President (since 1992), Chief Investment Officer (since
    1993), Senior Vice President (1983 - 1992), MassMutual; Director, Oppenheimer Acquisition Corp., Merrill Lynch Derivative Products, Inc.; MassMutual Corporate Value Partners, Ltd; MassMutual Corporate Value, Ltd; Director (since 1992), President and Chief Executive Officer (since 1994), Vice Chairman (1983 - 1991), Concert Capital Management, Inc.; Chairman and Chief Executive Officer (since 1994), Cornerstone Real Estate Advisers, Inc.; Chairman (since 1994), Director (since 1993), MML Real Estate Corporation; Chairman (since 1994), Director (since 1993), MML Realty Management Corporation; Vice Chairman and Trustee (since 1993), President (1988 - 1993), MML Series Investment Fund; Chairman and Chief Executive Officer (since 1994), President (since 1993), Director (since 1991), MassMutual Holding Company; Chairman and President (since 1994), MassMutual Holding Company Two, Inc.; Chairman and President (since 1994), MassMutual Holding Company Two MSC, Inc.; Chairman and Chief Executive Officer (since
    1994), MassMutual Institutional Funds; President and Trustee (since 1988), MassMutual Participation Investors; Supervisory Director (since 1991) MassMutual/Carlson CBO.

The Guaranteed Principal
Account

Because of the exemptive and exclusionary provisions, interests in MassMutual's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940, as amended. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MassMutual has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

A Policyowner may allocate or transfer all or part of the Net Premium to the GPA, and such amounts shall become part of MassMutual's general account assets. The allocation or transfer of amounts to the GPA does not entitle a Policyowner to share in the investment experience of those assets. Instead, MassMutual guarantees that those amounts allocated to the GPA which are in excess of any Policy loans will accrue interest daily at a minimum effective annual rate equal to 3%. For amounts equal to any Policy loans, the guaranteed rate is the greater of: (a) 3%; and (b) the Policy loan rate less a MassMutual declared charge for expenses and taxes. This charge cannot exceed 0.75%. Although MassMutual is not obligated to credit interest at a rate higher than this minimum, it may declare a higher rate applicable for such periods as it deems appropriate. Upon request, MassMutual will inform Policyowners of the then applicable rate. Since MassMutual takes into account the need to provide for its expenses and guarantees, the crediting rate declared by MassMutual shall be net of charges it imposes against the earnings of the GPA.

Federal Income Tax
Considerations

The ultimate effect of federal income taxes on values under this Policy and upon the economic benefit to the Policyowner or Beneficiary depends on MassMutual's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policies, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MassMutual reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax considerations, a qualified tax advisor should be consulted. No attempt is made to consider any applicable state or other tax laws.

MassMutual - Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MassMutual and its operations form a part of MassMutual.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Values. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policies. Under existing federal income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MassMutual to the extent applied to increase reserves associated with the Policies. The reserve items taken into account at the close of the taxable year for purposes of determining net increases or net decreases must be adjusted for tax purposes by subtracting any amount attributable to appreciation in the value of assets or by adding any amount attributable to depreciation. MassMutual's basis in the assets underlying the Separate Account's Policies will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate level gains and losses, and the tax effect thereof, are eliminated.

Due to MassMutual's current tax status, no charge is made to the Separate Account for MassMutual's federal income taxes that may be attributable to the Separate Account. Periodically, MassMutual reviews the question of a charge to the Separate Account for MassMutual's federal income taxes. A charge may be made for any federal income taxes incurred by MassMutual that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MassMutual's federal income taxes attributable to that account.

Under current state laws, MassMutual may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in state or local tax laws, MassMutual reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums, and Loans. MassMutual believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or Withdrawal is made.

Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner may recognize ordinary income for federal tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt (which may include unpaid interest), exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. Where the provisions of Code Section 7702(f) do not apply, a Withdrawal is taxable only to the extent that it exceeds the Policyowner's as yet unrecovered premium contributions. MassMutual suggests that a Policyowner consult with his or her tax adviser in advance of a proposed decrease in Selected Face Amount or Withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MassMutual also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code
Section 264, will no longer be tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See a tax advisor for further guidance.

If the Policy is owned by a business or corporation, the Code may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the inside build-up of gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date of death cash value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax advisor should be consulted.

MassMutual makes no guarantee regarding the future tax treatment of any Policy.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.
If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the contract year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the policy to be retested to determine whether it continues to meet the 7-pay test. A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest or dividends with respect to such premiums.

Since the Policy provides for flexible premium payments, We will carefully monitor the Policy to determine whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59-1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, particularly where a Policy is owned by other than an individual Insured, a qualified tax advisor should be consulted.

Once a Policy fails the 7-pay test, loans, collateral assignments, and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the contracts required to be aggregated.

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Trust's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of the Trust as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. Each Government agency or instrumentality, however, is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury Securities, and for purposes of determining whether assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MassMutual reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MassMutual intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Additional Provisions Of
The Policy

Paid-up Policy Date. The Paid-up Policy Date is the Policy Anniversary Date nearest the Insured's 100th birthday. On this Date and at all times thereafter, the Selected Face Amount will equal the Account Value, and the Death Benefit Option will be Death Benefit Option 1. As of this Date, the charge for cost of insurance will be equal to $0 and premium payments will no longer be accepted. The Policy does not lapse after the Paid-up Policy Date. The payment of planned Policy premiums does not guarantee that the Policy will continue in force to the Paid-up Policy Date.

Reinstatement Option. For a period of five (5) years after termination, a Policyowner can request that We reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

Before We will reinstate the Policy, We must receive the following:

 .    A premium payment equal to the amount necessary to produce an Account
     Value equal to 3 times the total monthly deduction for the Policy on the Monthly Calculation Date on or next following the date of reinstatement;

 .    Evidence of insurability satisfactory to us; and

 .    Where necessary, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amounts for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Payment Options. All or part of the Death Benefit or Cash Surrender Value may be taken in cash or as a series of level payments. Proceeds applied will no longer be affected by the investment experience of the Divisions or the GPA.

To receive payments, the proceeds to be applied must be at least $2,000. If the payments under any option are less than $20 each, We reserve the right to make payments at less frequent intervals. Payment options are as described below.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the interest rate We credit to the unpaid balance. This interest rate will not be less than 3% per year.

Interest Payment Option. We hold amounts applied under this option and pay interest on the unpaid balance of at least 3% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .    Payments for life only;

 .    Payments guaranteed for five, ten or twenty years; or

 .    Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment is made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .    Payments guaranteed for 10 years; and

 .    Payment for two lives only.  No specific number of payments is guaranteed.
     Under this option there may be one payment if the two named persons die prior to the second payments.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights under Payment Options. If provided in the payment option election, all or part of the unpaid balance may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Beneficiary. A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. A Policyowner names the Beneficiary when he or she or it applies for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable beneficiary. An irrevocable beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable beneficiary is needed to exercise any Policy right except the right to:

 .    Change the frequency of premium payments.

 .    Change the premium payment plan.

 .    Reinstate the Policy after termination.

If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Owner or, if deceased, the Owner's estate.

Changing the Owner or Beneficiary. The Owner or any Beneficiary may be changed during the Insured's lifetime by writing to our Home Office. The change takes effect as of the date of the request, even if the Insured dies before We receive it. Each change is subject to any payment We made or other action by MassMutual prior to receipt of the request.

Right to Substitute Insured. Upon written Application to MassMutual, the Policy may be transferred to the life of a substitute Insured. The transfer becomes effective upon the transfer date, which is the Policy Anniversary on or next following, the latter of the date We approve the Application for transfer; and the date any required cost associated with the transfer is paid, subject to the following conditions (the "Transfer Date"):

 .    This Policy must be in force on the Transfer Date.

 .    A written Application for the transfer and payment of any required cost to transfer must be approved by Us at our Home Office.

 .    Evidence of insurability of the substitute Insured, satisfactory to us, is required.

 .    The substitute Insured must not have been under 20 years of age on the birthday nearest the Policy Date of this Policy.

 .    The substitute Insured must not be over 65 years of age on the birthday nearest the Transfer Date.

 .    The Owner of this Policy after it has been transferred must have an insurable interest in the life of the substitute Insured.

The Selected Face Amount for the substitute Insured will be determined as for a new Insured. The Account Value immediately after transfer will be equal to:
(i) the Account Value immediately before the transfer, plus (ii) any Net Premium necessary to make the cash surrender value, immediately before the monthly charges are deducted on the Transfer Date, at least 12 times the monthly charges, minus (iii) any amount which must be refunded (so that the amount at risk is not greater than the Selected Face Amount), minus (iv) the monthly charges on the Transfer Date. Future charges against the Policy will be based on the life of the substitute Insured.

The costs to transfer are an administrative fee of $75, plus any premium necessary to effect the transfer, plus any excess Policy Debt not repaid prior to transfer. Excess Policy Debt is the amount by which Policy Debt exceeds the maximum loan available after transfer. Any such excess must be repaid on or before the Transfer Date.

The incontestability and suicide periods begin to run anew from the Transfer Date. Any assignments existing on the Transfer Date will continue to apply.

The Internal Revenue Service has ruled that a substitution of Insureds is an exchange of contracts which does not qualify for the tax deferral available under Code Section 1035. Therefore upon a substitution of Insureds, the Policyowner must include in current gross income all the previously unrecognized gain in the Policy.

Assignment. The Policy may be assigned as collateral for a loan or other obligation, subject to any outstanding Policy Debt. For any assignment to be binding on us, We must receive a signed copy of it at our Home Office. We are not responsible for the validity of any assignment.

Any amounts due to an assignee of the Policy which is assigned will be paid in one sum.

Dividends. Each year MassMutual determines the divisible surplus, or the money available to pay dividends. Each Policy may receive a dividend based upon its contribution to this divisible surplus. MassMutual does not expect that any dividends will be paid under the Policies.

Any dividend will be payable on the Policy Anniversary Date.

If the Insured dies after the first Policy Year, the Death Benefit includes a pro-rata share of any dividend allocated to the Policy for the year death occurs.

Limits on Our Right to Challenge the Policy. We must bring any legal action to contest the validity of a Policy within two years from its Issue Date or an increase in the Selected Face Amount. After that We cannot contest its validity, except for failure to pay premiums.

Misstatement of Age or Sex. If the Insured's date of birth or sex as given in the Application is not correct, an adjustment will be made. If the adjustment is made when the Insured dies, the Death Benefit will reflect the amount provided by the most recent mortality charge according to the correct age and sex. If the adjustment is made before the Insured dies, then future monthly deductions will be based on the correct age and sex.

Suicide. If the Insured commits suicide within two years (or different period if required by state law) from the Issue Date or an increase in the Selected Face Amount and while the Policy is in force, We pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of premiums paid for the Policy, less any Policy Debt or amounts withdrawn.

When We Pay Proceeds. If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made normally within 7 days after We receive any required documents at our Home Office. We can delay payment of the Cash Surrender Value or any Withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that:

 .    It is not reasonably practicable to determine the amount because the New
     York Stock Exchange (or its successor) is closed, except for normal weekend or holiday closings, or trading is restricted; or

 .    the Securities and Exchange Commission (or its successor) determines that an emergency exists; or

 .    the Securities and Exchange Commission (or its successor) permits Us to delay payment for the protection of our policy owners.

We may delay paying any Cash Surrender Value or loan proceeds based on the GPA for up to 6 months from the date the request was received at our Home Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, We generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment is delayed for 10 working days or more from the effective date of surrender or Withdrawal, We add interest at the same rate as is paid under the Interest Payment Option for the same period of time (but not less than required by state law). The minimum amount of such interest is $25.

Records And Reports

MassMutual maintains all records and accounts relating to the Separate Account and the GPA. Each year within 30 days after the Policy Anniversary, We will mail to the Policyowner a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Investors Services, Inc., 1414 Main Street, Springfield, MA 01144-1013 ("MMLISI") acts as the principal underwriter of the Policies pursuant to a Servicing Agreement to which MMLISI, MassMutual, and the Separate Account are parties. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. MMLISI may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. ("selling brokers").

We sell the Policies through agents who are licensed by state insurance officials to sell the Policies. These agents are also registered representatives of MMLISI or of selling brokers.

When an Application for one of the Policies is completed, it is submitted to Us. We or the selling broker perform suitability review and, in some cases, We perform insurance underwriting. We determine whether to accept or reject the Application for the Policy and the Insured's risk classification. If the Application is not accepted, We will refund any premium that has been paid.

Under the Servicing Agreement among MMLISI, MassMutual, and the Separate Account, MMLISI receives compensation for its activities as principal underwriter of the Policies.

Commissions Schedule. Agents or selling brokers receive commissions as a percentage of the premium paid. This percentage is based on the Initial Case Premium Paid for all Policies in a Case. It is not affected by subsequent changes under the Case. For a Case with an Initial Case Premium Paid of less than $1,000,000, the maximum commission percentage for Policy Years 1-5 is 15% of premiums paid up to the minimum annual planned Policy premium, plus 3% of any excess premiums paid. The maximum commission percentage in each future Policy Year is 3% of all premiums paid in that year. For a Case with an Initial Case Premium Paid of greater than or equal to $1,000,000, the maximum commission percentage is 5% of premiums paid.

Agents may receive commissions at lower rates on Policies sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

Bonding Arrangement. An insurance company blanket bond is maintained providing $20,000,000 coverage for officers and employees of MassMutual (subject to a $350,000 deductible) and $15,000,000 coverage for MassMutual's general agents and agents (also subject to a $350,000 deductible).

Legal Proceedings

We are currently not involved in any material legal proceedings that adversely impact the Policy.

Experts

The financial statements of MassMutual as found in this Prospectus have been included herein in reliance upon the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters in this Prospectus have been examined by C. Dale Games, FSA, MAAA, Second Vice President, for MassMutual. His opinion on actuarial matters is filed as an exhibit to the registration statements We filed with the SEC.

Financial Statements

The financial statements of MassMutual included herein should be considered only as bearing upon the ability of MassMutual to meet its obligations under the Policy.

No financial statements are included for the Separate Account because, as of the date of this Prospectus, the Divisions of the Separate Account offered by this Prospectus had not commenced operations and therefore had no assets or liabilities.

Massachusetts Mutual Life Insurance Company

STATEMENT OF FINANCIAL POSITION

                                                     (In Millions)
                                                               (Derived
                                                             from audited
                                                               financial
                                               (Unaudited)    statements)
                                                March 31,    December 31,
                                                  1995           1994
                                               -----------   ------------
Assets:
Bonds........................................   $18,329.7      $17,684.4
Common stocks................................       182.5          197.0
Mortgage loans...............................     2,880.1        2,979.6
Real Estate..................................     1,345.0        1,345.8
Other investments............................       719.0          741.5
Policy loans.................................     2,741.6        2,700.8
Cash and short-term investments..............     1,144.1        2,189.6
Investment and insurance amounts receivable..       693.2          751.8
Separate account assets......................     7,044.2        6,507.7
Other assets.................................       109.1           75.9
                                                ---------      ---------
Total assets.................................   $35,188.5      $35,174.1
                                                =========      =========

Liabilities:
Policyholders' reserves and funds............   $24,131.2      $24,156.3
Policyholders' dividends.....................       549.8          540.2
Policy claims and other benefits.............       382.2          363.9
Federal income taxes.........................       255.6          229.9
Asset valuation reserve......................       348.8          347.5
Investment reserves..........................       113.4          130.8
Separate account reserves and liabilities....     7,042.7        6,506.7
Other liabilities............................       353.9          969.5
                                                ---------      ---------
Total liabilities............................   $33,177.6      $33,244.8
                                                ---------      ---------

Policyholders' contingency reserves..........     2,010.9        1,929.3
                                                ---------      ---------

Total liabilities and policyholders'
 contingency reserves........................   $35,188.5      $35,174.1
                                                =========      =========


                      See Notes to Financial Statements.

Massachusetts Mutual Life Insurance Company

STATEMENT OF INCOME

                                                             (In Millions)
                                                          Three months ended
                                                               March 31,
                                                          1995          1994
                                                       (unaudited)   (unaudited)
                                                       -----------   -----------
Revenue:

Premium income........................................   $1,029.7     $1,150.4
Net investment and other income.......................      552.0        549.6
                                                         --------     --------

Total revenue.........................................    1,581.7      1,700.0
                                                         --------     --------

Disposition of revenue:

Policy benefits and payments..........................    1,046.5      1,093.2
Addition to policyholders' reserves...................      159.0        228.4
Operating expenses....................................       73.8         80.5
Commissions...........................................       59.6         60.4
Taxes, licenses and fees..............................       17.4         17.4
                                                         --------     --------

Total disposition of revenue..........................    1,356.3      1,479.9
                                                         --------     --------

Net gain before dividends and federal income taxes....      225.4        220.1

Dividends to policyholders............................      132.8        129.4
                                                         --------     --------

Net gain from operations before federal income taxes..       92.6         90.7

Federal income taxes..................................       43.0         34.1
                                                         --------     --------

Net gain from operations..............................       49.6         56.6

Net realized capital loss.............................      (10.6)       (17.8)
                                                         --------     --------

Net income............................................   $   39.0     $   38.8
                                                         ========     ========


                      See Notes to Financial Statements.

Massachusetts Mutual Life Insurance Company

STATEMENT OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                            (In Millions)
                                                         Three months ended
                                                              March 31,
                                                         1995          1994
                                                      (unaudited)   (unaudited)
                                                      -----------   -----------
Policyholders' contingency reserves
 beginning of the period.............................  $1,929.3       $1,817.6
                                                       --------       --------

Increases (decrease) due to:
  Net income.........................................      39.0           38.8
  Surplus notes......................................       0.0          100.0
  Net unrealized capital gain........................      22.7            8.4
  Change in asset valuation and investment reserves..      16.1          (48.8)
  Other..............................................       3.9           (4.8)
                                                       --------       --------

    Net increase.....................................      81.7           93.6
                                                       --------       --------

Policyholders' contingency reserves, end of
 the period..........................................  $2,011.0       $1,911.2
                                                       ========       ========


                      See Notes to Financial Statements.

Massachusetts Mutual Life Insurance Company

STATEMENT OF CASH FLOWS

                                                              (In Millions)
                                                           Three months ended
                                                                March 31,
                                                            1995         1994
                                                         (unaudited)  (unaudited)
                                                         -----------  -----------
Operating activities:
  Net income............................................  $    39.0   $    38.8
  Additions to policyholders' reserves and funds........       (6.8)       68.8
  Net realized capital loss.............................       10.6        17.7
    Other changes.......................................      115.4       (60.4)
                                                          ---------   ---------

  Net cash used in operating activities.................      158.2        64.9
                                                          ---------   ---------

Investing activities:
  Loans and purchases of investments....................   (1,911.9)   (1,042.2)
  Sales or maturities of investments and receipt
   from repayments of loans.............................      708.2     1,086.9
                                                          ---------   ---------

  Net cash (used in) provided by investing activities...   (1,203.7)       44.7
                                                          ---------   ---------

Financing activity:
  Surplus notes.........................................        0.0       100.0
                                                          ---------   ---------

(Decrease) increase in cash and short-term investments..   (1,044.5)      209.6

  Cash and short-term investments, beginning of
   the period...........................................    2,189.6     2,209.2
                                                          ---------   ---------

Cash and short-term investments, end of the period......  $ 1,144.1   $ 2,418.8
                                                          =========   =========


Notes To Interim Financial Statements

1.    Basis of Presentation

      The accompanying interim financial statements of Massachusetts Mutual Life Insurance Company (the "Company") have been prepared on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts and in conformity with the practices of the National Association of Insurance Commissioners which are currently considered generally accepted accounting principles for mutual life insurance companies and their life insurance subsidiaries. In April, 1993, the Financial Accounting Standards Board, which has no role in establishing regulatory accounting practices, issued Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, regarding the applicability of generally accepted accounting principles to mutual life insurance companies. This interpretation requires mutual life insurance companies to modify their financial statements to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuation and the related tax effects are determined and recorded will change. The effects of modifications to existing accounting practices which may be necessary have not been defined by the American Institute of Certified Public Accountants nor determined by the Company.

      The accompanying interim financial statements reflect, in the opinion of the Company's management, all adjustments (consisting of normal, recurring accruals) necessary for a fair presentation of the interim financial position and results of operations. Such statements should be read in conjunction with the annual financial statements.

2.    Asset Valuation Reserve

      In compliance with regulatory requirements, the Company maintains the Asset Valuation Reserve. The balances as of March 31, 1995 and 1994, reflect the year-to-date activity and a pro rata share of the annual contribution or amortization, respectively. The Asset Valuation Reserve and other investment reserves stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. These other investment reserves for both periods are established each quarter based on the Company's best estimate at those dates and realized losses are taken after a complete analysis is performed during the fourth quarter.

3.    Surplus Notes

      The Company issued surplus notes of $100 million in February, 1994. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

4.    Investments

      As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. Prepayment assumptions for mortgage backed securities were obtained from a prepayment model, which factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $44.5 million, was recorded as an increase to policyholders' contingency reserves at December 31, 1994.

5.    Policyholders' Dividends

      In October, the Board of Directors annually approve dividends to be paid in the following year. The dividend liability recorded as of March 31, 1995 and 1994 is based on the dividend scales approved for those years in October 1994 and 1993, respectively, and reflects the dividends to be credited for the subsequent twelve months. In the fourth quarter of each year, the dividend liability is adjusted to reflect the dividend scale approved in October of that year.

Report Of Independent Accountants

To the Board of Directors and Policyholders of Massachusetts Mutual Life Insurance Company

We have audited the accompanying statement of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 1994 and 1993, and the related statements of income, changes in policyholders' contingency reserves, and cash flows for the years ended December 31, 1994, 1993 and 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for the years ended December 31, 1994, 1993 and 1992 in conformity with generally accepted accounting principles.

Springfield, Massachusetts

February 6, 1995, except for Note 12
as to which the date is June 16, 1995.

Massachusetts Mutual Life Insurance Company
STATEMENT OF FINANCIAL POSITION

                                                                   December 31,
                                                                 1994        1993
                                                              ---------   ---------
                                                                    (In Millions)
Assets:
Bonds.......................................................  $17,684.4   $16,950.7
Common stocks...............................................      197.0       142.8
Mortgage loans..............................................    2,979.6     3,732.4
Real estate:
  Investment................................................    1,283.6     1,218.7
  Other.....................................................       62.2        78.4
Other investments...........................................      741.5       596.6
Policy loans................................................    2,700.8     2,532.8
Cash and short-term investments.............................    2,189.6     2,209.2
Investment and insurance amounts receivable.................      751.8       927.2
Separate account assets.....................................    6,507.7     5,891.5
Other assets................................................       75.9        34.0
                                                              ---------   ---------
Total assets................................................  $35,174.1   $34,314.3
                                                              =========   =========

Liabilities:
Policyholders' reserves and funds...........................  $24,156.3   $23,661.0
Policyholders' dividends....................................      540.2       537.1
Policy claims and other benefits............................      363.9       555.5
Federal income taxes........................................      229.9       208.1
Asset valuation reserve.....................................      347.5       301.0
Investment reserves.........................................      130.8       130.9
Separate account reserves and liabilities...................    6,506.7     5,890.1
Amounts due on investments purchased and other liabilities..      969.5     1,213.0
                                                              ---------   ---------
Total liabilities...........................................   33,244.8    32,496.7
                                                              ---------   ---------

Policyholders' contingency reserves.........................    1,929.3     1,817.6
                                                              ---------   ---------

Total liabilities and
 policyholders' contingency reserves........................  $35,174.1   $34,314.3
                                                              =========   =========

                      See Notes to Financial Statements.

Massachusetts Mutual Life Insurance Company
STATEMENT OF INCOME

                                                            Years Ended December 31,
                                                          1994       1993       1992
                                                        --------   --------   --------
                                                                 (In Millions)
Revenue:
Premium income........................................  $4,522.3   $4,784.4   $4,776.0
Net investment and other income.......................   2,179.1    2,252.6    2,231.2
                                                        --------   --------   --------
Total revenue.........................................   6,701.4    7,037.0    7,007.2
                                                        --------   --------   --------

Disposition of revenue:
Policy benefits and payments..........................   4,169.4    4,017.9    4,329.3
Addition to policyholders' reserves and funds.........     927.8    1,421.5    1,195.5
Operating expenses....................................     375.5      360.5      382.6
Commissions...........................................     261.6      253.2      248.1
State taxes, licenses and fees........................      75.1       82.3       74.0
                                                        --------   --------   --------
Total disposition of revenue..........................   5,809.4    6,135.4    6,229.5
                                                        --------   --------   --------
Net gain before dividends and federal income taxes....     892.0      901.6      777.7

Dividends to policyholders............................     523.5      526.9      486.6
                                                        --------   --------   --------
Net gain from operations before federal income taxes..     368.5      374.7      291.1

Federal income taxes..................................     144.7      164.4      100.9
                                                        --------   --------   --------
Net gain from operations..............................     223.8      210.3      190.2

Net realized capital loss.............................    (135.1)     (76.7)     (80.4)
                                                        --------   --------   --------
Net income............................................  $   88.7   $  133.6   $  109.8
                                                        ========   ========   ========

                      See Notes to Financial Statements.

Massachusetts Mutual Life Insurance Company
STATEMENT OF CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                              Years Ended December 31,
                                                             1994       1993       1992
                                                           --------   --------   --------
                                                                    (In Millions)
Policyholders' contingency reserves, beginning of year..   $1,817.6   $1,524.3   $1,359.3
                                                           --------   --------   --------
Increases (decreases) due to:
  Net income............................................       88.7      133.6      109.8
  Net unrealized capital gain...........................       22.7       22.2       12.6
  Surplus notes.........................................      100.0      250.0        0.0
  Change in asset valuation and investment reserves.....      (46.4)    (110.5)     (20.0)
  Change in valuation bases of policyholders' reserves..      (45.3)       0.0       32.6
  Change in non-admitted assets.........................      (57.1)      (2.8)      24.1
  Change in accounting for mortgage backed securities...       44.5        0.0        0.0
  Other.................................................        4.6        0.8        5.9
                                                           --------   --------   --------
    Net increase........................................      111.7      293.3      165.0
                                                           --------   --------   --------
Policyholders' contingency reserves, end of year........   $1,929.3   $1,817.6   $1,524.3
                                                           ========   ========   ========

                       See Notes to Financial Statements

Massachusetts Mutual Life Insurance Company
STATEMENT OF CASH FLOWS

                                                            Years Ended December 31,
                                                          1994       1993        1992
                                                        --------   --------   ---------
                                                                 (In Millions)
Operating activities:
Net income............................................  $   88.7   $  133.6   $   109.8
  Addition to policyholders' reserves and funds,
   net of transfers to separate accounts..............     303.7      652.3       239.0
  Net realized capital loss...........................     135.1       76.7        80.4
  Other changes.......................................     (29.3)     (97.5)     (136.9)
                                                        --------   --------   ---------
  Net cash provided by operating activities...........     498.2      765.1       292.3
                                                        --------   --------   ---------

Investing activities:
  Loans and purchases of investments..................   6,667.8    6,668.1    10,152.9
  Sales or maturities of investments and receipts
   from repayment of loans............................   6,050.0    5,671.3    10,101.3
                                                        --------   --------   ---------
  Net cash used in investing activities...............     617.8      996.8        51.6
                                                        --------   --------   ---------

Financing activities:
  Issuance of surplus notes...........................     100.0      250.0         0.0
  Repayments of long-term debt........................       0.0     (100.0)        0.0
                                                        --------   --------   ---------
  Net cash provided by financing activities...........     100.0      150.0         0.0
                                                        --------   --------   ---------
  Increase (decrease) in cash and
   short-term investments.............................     (19.6)     (81.7)      240.7
Cash and short-term investments, beginning of year....   2,209.2    2,290.9     2,050.2
                                                        --------   --------   ---------
Cash and short-term investments, end of year..........  $2,189.6   $2,209.2   $ 2,290.9
                                                        ========   ========   =========

                      See Notes to Financial Statements.

Notes To Financial Statements

1.   Summary of Accounting Practices

     The accompanying financial statements of Massachusetts Mutual Life Insurance Company, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts ("the Division of Insurance") which are currently considered generally accepted accounting principles for mutual life insurance companies and their life insurance subsidiaries.

     The Financial Accounting Standards Board, which has no role in establishing regulatory accounting practices, issued Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants, which also has no role in establishing regulatory accounting practices, issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. These pronouncements will require mutual life insurance companies to modify their financial statements in order to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on the Company's Statements of Financial Position or Income.

     The following is a description of the Company's current principal accounting policies and practices.

     A.   Investments

     Bonds and stocks are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost, preferred stocks in good standing at cost, and common stocks, except for unconsolidated subsidiaries, at fair value. Premium and discount on bonds are amortized into investment income over the stated lives of the securities through December 31, 1994.

     As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. Prepayment assumptions for mortgage backed securities were obtained from a prepayment model, which factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $44.5 million, is recorded as an increase to policyholders' contingency reserves.

     Mortgage loans are valued at principal less unamortized discount. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $14.8 million in 1994 and $15.7 million in 1993. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

     Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Short-term investments are stated at amortized cost, which approximates fair value.

     Investments in unconsolidated subsidiaries, joint ventures and other forms of partnerships are included in other investments on the Statement of Financial Position and are accounted for using the equity method.

     In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves, as prescribed and permitted by the Division of Insurance, stabilize the policyholders' contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments.

     The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, as well as other financial instruments, including financial futures, U.S. Treasury purchase commitments, options, interest rate swaps, interest rate caps and interest rate floors. These interest rate related gains and losses are amortized into income over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $155.6 million in 1994 and net realized after-tax capital gains of $152.6 million in 1993 and $82.5 million in 1992 were charged to the Interest Maintenance Reserve. The gains credited for certain government securities were limited by regulation to 75 percent of the gains realized in 1993 and 50 percent of the gains realized in 1992. The remaining portion of the realized capital gains and losses on other financial instruments relating to income earned during the year is fully recognized. Amortization of the Interest Maintenance Reserve into net income amounted to $45.0 million in 1994, $66.6 million in 1993 and $27.4 million in 1992. In 1993, the Interest Maintenance Reserve resulted in a net gain deferral which was included in other liabilities on the Statement of Financial Position. In 1994, the Interest Maintenance Reserve resulted in a net loss deferral. In accordance with the practices of the National Association of Insurance Commissioners, the 1994 balance was recorded as a reduction of policyholders' contingency reserves.

     Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in policyholders' contingency reserves.

     B.   Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contract holders. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statement of Income. The Company receives administrative and investment advisory fees from these accounts.

     C.   Non-admitted Assets

     Assets designated as "non-admitted" (principally certain fixed assets, receivables and Interest Maintenance Reserve, when in a net loss deferral position) are excluded from the Statement of Financial Position by an adjustment to policyholders' contingency reserves. In accordance with provisions permitted by the Commonwealth of Massachusetts, the Company elected to admit electronic data processing equipment totalling $20.0 million in 1992.

     D.   Policyholders' Reserves and Funds

     Policyholders' reserves for life contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 2.5 to 6.0 percent.

     Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee funds are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent. Reserves for policies and contracts considered investment contracts have a carrying value of $10,001.8 million (fair value of $9,672.3 million as determined by discounted cash flow projections). Accident and health policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods and various morbidity tables.

     During 1994, the Company changed its valuation basis for certain contracts. The effect on the beginning of the year reserves, $45.3 million, was recorded as a decrease to policyholders' contingency reserves. The effect of changes in valuation bases for previously established policyholders' reserves, approved by the Division of Insurance were included as adjustments to policyholders' contingency reserves as of January 1, 1992.

     E.   Premium and Related Expense Recognition

     Life premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Accident and health premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations.

     F.   Policyholders' Dividends

     The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders' contingency reserves and consider investment and mortality experience, expenses and federal income tax charges.

     G.   Cash and Short-term Investments

     For purposes of the Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash equivalents.

2.   Policyholders' Contingency Reserves

     Policyholders' contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

     A.   Surplus Notes

     The Company issued surplus notes of $100.0 million at 7 1/2 percent and $250.0 million at 7 5/8 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts ("the Commissioner").

     All payments of interest and principal are subject to the prior approval of the Commissioner. Sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

     Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, beginning on September 1, 1994, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, beginning on May 15, 1994, to holders of record on the preceding May 1 or November 1, respectively. In accordance with regulations of the National Association of Insurance Commissioners, interest expense is not recorded until approval for payment is received from the Commissioner. In 1994, interest of $22.8 million was approved and paid.

     The proceeds of the notes, less a $35 million reserve in 1994 and a $25 million reserve in 1993 for contingencies associated with the issuance of the notes, are recorded as a component of the Company's policyholders' contingency reserves as approved by the Commissioner. These reserves, as permitted by the Division of Insurance, are included in investment reserves on the Statement of Financial Position.

     B.   Other Policyholders' Contingency Reserves

     As required by regulatory authorities, contingency reserves established to protect group life and annuity policyholders are $36.3 million in 1994 and $34.7 million in 1993.

3.   Employee Benefit Plans

     A.   Pension

     The Company has a non-contributory defined benefit plan covering substantially all of its employees. Benefits are based on the employees' years of service, compensation during the last five years of employment and estimated social security retirement benefits. The Company accounts for this plan following Financial Accounting Standards Board Statement No. 87, Employers' Accounting for Pensions. Accordingly, as permitted by the Division of Insurance, the Company has recognized a pension asset of $25.3 million and $31.0 million in 1994 and 1993, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 1994, 1993 and 1992. The assets of the Plan are invested in the Company's general account and separate accounts.

     The benefit status of the defined benefit plan as of December 31 is as follows:

                                                  1994         1993
                                                 ------       ------
                                                    (In Millions)
     Accumulated benefit obligation              $271.1       $261.9
     Projected benefit obligation                 321.1        316.0
     Plan assets at fair value                    421.7        430.5

     The discount rate used in determining the actuarial present value of both the accumulated and projected benefit obligation was 8.0 percent and 7.5 percent at December 31, 1994 and 1993, respectively. The increase in future compensation levels used was 5.0 percent. The long-term rate of return on assets is projected to be 10.0 percent.

     The Company also has defined contribution plans for employees and agents. The expense charged to operations for all pension plans is $10.8 million in 1994, as compared to $5.5 million in 1993 and $6.9 million in 1992.

     B.   Life and Health

     Certain life and health insurance benefits are provided to retired employees and agents through group insurance contracts. Substantially all of the Company's employees may become eligible for these benefits if they reach retirement age while working for the Company. In 1993, the Company adopted the National Association of Insurance Commissioners' accounting standard for postretirement benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The discount rate used to determine the accumulated postretirement benefit liability was 8.0 percent in 1994 and
     7.5 percent in 1993. The assumed increases in medical cost rates were 8.0 percent for the first year, declining to 5.0 percent within 6 years at December 31, 1994 and 13.0 percent for the first year, declining to 6.0 percent within 7 years at December 31, 1993. The net unfunded accumulated benefit obligation for these benefits was $97.2 million and $87.5 million at January 1, 1994 and 1993, respectively. The initial transition obligation of $100.4 million is being amortized over twenty years through 2012. At December 31, 1994, the net unfunded accumulated benefit obligation was $66.8 million for employees and agents eligible to retire or currently retired and $24.0 million for participants not eligible to retire. A Retired Lives Reserve Trust was funded to pay life insurance premiums for certain retired employees. Trust assets available for benefits were $12.9 million in 1994.

     The expense for 1994 and 1993 under the new standard was $12.2 million and $15.8 million, respectively. In 1992, $4.3 million of retiree life and health benefits were charged to income when paid. A one percent increase in the annual assumed increase in medical cost rates would increase the 1994 accumulated postretirement benefit liability and benefit expense by $4.9 million and $0.7 million, respectively.

4.   Related Party Transactions

     At the end of 1994, the Company executed two reinsurance agreements with its subsidiary, MML Pension Insurance Company ("MML Pension"). In the first of these contracts, the Company assumed all of the single premium immediate annuity business written by MML Pension through either an assumption provision or a coinsurance provision. The second contract ceded the Company's group life, accident and health business to MML Pension. Additionally, a reinsurance agreement previously in place, ceding all of the Company's single premium annuity business, was terminated. These contracts were concurrently executed at the end of business on December 31, 1994 and were accounted for as a bulk reinsurance transaction.
     Accordingly, assets were transferred at fair value and liabilities were transferred at statutory carrying value. These transfers did not impact the Summary of Operations of either company. The net effect of these transactions decreased the Company's assets and liabilities by $174.6 million in 1994.

5.   Federal Income Taxes

     Provision for unpaid federal income taxes is based upon the Company's best estimate of its tax liability. The Internal Revenue Service has completed examining the Company's income tax returns through the year 1989, and is currently examining the years 1990 through 1992. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

     Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 1993 and 1994. The Company records the estimated effects of anticipated revisions in the Statement of Income.

     The Company intends to file its 1994 federal income tax return on a consolidated basis with its life and non-life affiliates. The Company and its life and non-life affiliates are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations and provides that loss members shall be compensated for the use of their losses and credits by other members.

     No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. The Company made federal tax payments of $13.3 million in 1994, $206.6 million in 1993 and $119.3 million in 1992. At December 31, 1994 and 1993, the Company established a liability for federal income taxes of $229.9 and $208.1 million, respectively.

6.   Investments

     The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

     A.   Bonds

     The carrying value and estimated fair value of bonds are as follows:

                                                                        December 31, 1994
                                                          ---------------------------------------------
                                                                        Gross       Gross     Estimated
                                                           Carrying   Unrealized  Unrealized    Fair
                                                            Value       Gains       Losses      Value
                                                          ----------  ----------  ----------  ---------
                                                                           (In Millions)
     U.S. Treasury Securities and Obligations of U.S.
      Government Corporations and Agencies..............   $ 5,511.2    $  147.3      $253.3  $ 5,405.2
     Debt Securities issued by Foreign Governments......        35.0         1.7         2.2       34.5
     Mortgage-backed securities.........................     3,410.5        55.6       176.7    3,289.4
     State and local governments........................       124.1         4.9         5.3      123.7
     Industrial securities..............................     7,570.7       165.9       294.6    7,442.0
     Utilities..........................................       908.5        68.9        17.8      959.6
     Affiliates.........................................       124.4         9.7         8.6      125.5
                                                           ---------    --------      ------  ---------
         TOTAL..........................................   $17,684.4    $  454.0      $758.5  $17,379.9

                                                                        December 31, 1993
                                                          ---------------------------------------------
                                                                        Gross       Gross     Estimated
                                                           Carrying   Unrealized  Unrealized    Fair
                                                            Value       Gains       Losses      Value
                                                          ----------  ----------  ----------  ---------
                                                                           (In Millions)
     U.S. Treasury Securities and Obligations of U.S.
      Government Corporations and Agencies..............   $ 6,496.4    $  537.4      $ 55.3  $ 6,978.5
     Debt Securities issued by Foreign Governments......        91.9        11.4         0.0      103.3
     Mortgage-backed securities.........................     1,911.2       138.6         0.7    2,049.1
     State and local governments........................        53.9         4.1         1.1       56.9
     Industrial securities..............................     7,386.4       683.1       107.2    7,962.3
     Utilities..........................................       938.9       168.4         3.1    1,104.2
     Affiliates.........................................        72.0        17.7         1.7       88.0
                                                           ---------    --------      ------  ---------
         TOTAL..........................................   $16,950.7    $1,560.7      $169.1  $18,342.3

The carrying value and estimated fair value of bonds at December 31, 1994 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                 Estimated
                                                                      Carrying     Fair
                                                                       Value       Value
                                                                      ---------  ---------
                                                                         (In Millions)
      Due in one year or less......................................   $ 2,477.6  $ 2,467.8
      Due after one year through five years........................     3,167.3    3,140.9
      Due after five years through ten years.......................     3,320.5    3,274.4
      Due after ten years..........................................     2,636.3    2,518.7
                                                                      ---------  ---------
                                                                       11,601.7   11,401.8
      Mortgage-backed securities, including securities guaranteed
       by the U.S. Government......................................     6,082.7    5,978.1
                                                                      ---------  ---------
          TOTAL....................................................   $17,684.4  $17,379.9

     Proceeds from sales of investments in bonds were $4,880.2 million during 1994, $4,136.6 million during 1993 and $9,026.4 million during 1992. Gross capital gains of $78.9 million in 1994, $271.1 million in 1993 and $231.1 million in 1992 and gross capital losses of $189.3 million in 1994, $88.3 million in 1993 and $92.9 million in 1992 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

     B.   Stocks

     Preferred stocks in good standing had fair values of $136.3 million in 1994, $121.1 million in 1993, using a pricing matrix for non-publicly traded stocks and quoted market prices for publicly traded stocks. Common stocks, except for unconsolidated subsidiaries, had a cost of $181.1 million in 1994, $122.6 million in 1993.

     C.   Mortgages

     The fair value of mortgage loans, as determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans, approximated carrying value less valuation reserves held.

     The Company acts as mortgage servicing agent and guarantor for $91.3 million of mortgage loans sold in 1985. As guarantor, the Company is obligated to advance unpaid principal and interest on any delinquent loans and to repurchase mortgage loans under certain circumstances including mortgagor default.

     D.   Other

     The carrying value of investments which were non-income producing for the preceding twelve months was $82.9 million and $96.1 million at December 31, 1994 and 1993, respectively. The Company had restructured loans with book values of $371.0 million and $437.1 million at December 31, 1994 and 1993, respectively. The Company made voluntary contributions to the Asset Valuation Reserve of $52.7 million in 1994, $51.5 million in 1993 and $38.4 million in 1992 for these restructured loans. The loans typically have been modified to defer a portion of the contracted interest payments to future periods. Interest deferred to future periods totaled $2.2 million in 1994, $3.0 million in 1993 and $4.8 million in 1992.

     It is not practicable to determine the fair value of policy loans as they do not have a stated maturity.

     7.   Portfolio risk management

     The Company manages its investment risks to reduce interest rate and duration imbalances determined in asset/liability analyses. The fair values of these instruments, which are not recorded in the financial statements, are based upon market prices or prices obtained from brokers. The Company does not hold or issue financial instruments for trading purposes.

     The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

     The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $88.4 million and $120.1 million at December 31, 1994 and 1993, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized.

     The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company's futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on financial futures contracts are recorded when the contract is closed and amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. As of December 31, 1994, the Company had entered into financial futures contracts with contractual amounts of $558.9 million and a fair value of $559.1 million.

     The Company enters into interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks identified.

     Under interest rate swaps, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest rates calculated by reference to an agreed-upon notional principal amount. Net amounts receivable and payable are accrued as adjustments to interest income and included in investment and insurance amounts receivable on the Statement of Financial Position. At December 31, 1994 and 1993, the Company had swaps with notional amounts of $2,799.1 million and $1,910.1 million, respectively. The fair values of these instruments were $49.6 million and $9.9 million at December 31, 1994 and 1993, respectively.

     Options grant the purchaser the right to buy or sell a security at a stated price within a stated period. The Company's option contracts have terms of up to two years. The amounts paid for options purchased are included in other investments on the Statement of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are amortized through the Interest Maintenance Reserve over the remaining life of the underlying asset. At December 31, 1994 and 1993, the Company had option contracts with notional amounts of $2,187.5 million and $2,647.5 million, respectively. The Company's exposure was limited to the unamortized costs of $24.4 million and $30.0 million, which had fair values of $10.4 million and $73.3 million at December 31, 1994 and 1993, respectively.

     Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a given rate. Interest rate floor agreements grant the purchaser the right to receive the excess of a given rate over a referenced interest rate. Amounts paid for interest rate caps and floors are amortized into interest income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statement of Financial Position. Amounts receivable and payable are accrued as adjustments to interest income and included in the Statement of Financial Position as investment and insurance amounts receivable. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are amortized through the Interest Maintenance Reserve over the remaining life of the associated cap or floor agreement. The company has agreements with notional amounts of $2,617.0 million and $1,712.0 million at December 31, 1994 and 1993, respectively. The Company's exposure on these agreements is limited to the unamortized costs of $12.1 million and $10.1 million at December 31, 1994 and 1993, respectively. The fair values of these instruments were $6.0 million and $29.0 million at December 31, 1994 and 1993, respectively.

     The Company enters into asset swap agreements to reduce exposures, such as currency risk and prepayment risk, built into certain assets acquired. Cross-currency interest rate swaps allow investment in foreign currencies, increasing access to additional investment opportunities, while limiting foreign exchange risk. Notional amounts relating to asset and currency swaps totalled $220.0 million and $249.8 million at December 31, 1994 and 1993, respectively. The fair values of these instruments were an unrecognized gain of $2.8 million at December 31, 1994 and an unrecognized loss of $14.9 million at December 31, 1993.

     The Company enters into forward U.S. Treasury commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and amortized through the Interest Maintenance Reserve over the remaining life of the asset. At December 31, 1994 and 1993, the Company had U. S. Treasury purchase commitments which will settle during the following year with contractual amounts of $1,000.0 million and $1,161.8 million and fair values of $989.2 million and $1,159.1 million, respectively.

8.   Liquidity

     The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1994 are illustrated below:

     Total policyholders' reserves and funds and separate account liabilities..   $30,933.9
     Not subject to discretionary withdrawal...................................    (6,462.2)
     Policy loans..............................................................    (2,700.8)
                                                                                  ---------
       Subject to discretionary withdrawal.....................................                   $21,770.9
                                                                                                  ---------

     Total invested assets, including separate investment accounts.............   $34,346.4
     Policy loans and other invested assets....................................    (8,983.7)
                                                                                  ---------
       Readily marketable investments..........................................                   $25,362.7
                                                                                                  ---------

9.   Commitments and Contingencies

     The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

     The Company is involved in litigation arising out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

10.  Reclassification

     Certain 1993 and 1992 balances have been reclassified to conform to current year presentation.

11.  Subsidiary and Affiliated Companies

     Summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 1994 is illustrated below. The Company provides management or advisory services to these companies.


     Subsidiaries
     ------------

     MML Bay State Life Insurance Company
     MassMutual Holding Company
     MassMutual Holding Company Two, Inc.
     MML Series Investment Fund
     MassMutual Institutional Funds
     Oppenheimer Value Stock Fund
     Oppenheimer Investment Grade Bond Fund

          Subsidiaries of MassMutual Holding Company
          ------------------------------------------
          Concert Capital Management, Inc.
          Cornerstone Real Estate Advisors, Inc.
          MML Investors Services, Inc.
          MML Real Estate Corporation
          MML Realty Management Corporation
          Oppenheimer Acquisition Corporation
          MML Reinsurance (Bermuda) Ltd.
          MassMutual/Carlson CBO N.V.
          MassMutual Corporate Value Limited

               Subsidiaries of MassMutual Corporate Value Limited
               --------------------------------------------------
               MassMutual Corporate Value Partners Limited

          Subsidiaries of MassMutual Holding Company Two, Inc.
          ----------------------------------------------------
          MassMutual Holding Company Two MSC, Inc.

               Subsidiaries of MassMutual Holding Company Two MSC, Inc.
               --------------------------------------------------------
               MML Pension Insurance Company
               MassMutual of Ireland, Limited
               Sloan's Lake Management Corporation

     Affiliates
     ----------
     MassMutual Corporate Investors
     MassMutual Participation Investors

12.  Subsequent event

     On June 16, 1995, the Company and Connecticut Mutual Life Insurance Company announced the commencement of a feasibility study to determine whether a merger of the two companies could be mutually beneficial to the companies and their policyholders. A decision as to whether to proceed will be made later in 1995.

Appendix A

Illustrations of Death Benefits (Option 1), Cash Surrender Values and Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit Option 1 and cash surrender value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on annual premiums of $1,200 for a male, female and unisex nonsmoker age 35 and an Initial Case Premium Paid of $1,000,000.
Separate tables are shown for the current simplified issue and guaranteed schedule of charges. These tables will assist in the comparison of death benefits and cash surrender values for the Policy with those under other variable life policies which may be issued by MassMutual or other companies.

1. The illustration on page 45 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

2. The illustration on page 46 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page 47 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

4. The illustration on page 48 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page 49 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a current simplified issue schedule of charges.

6. The illustration on page 50 is for a Policy issued to a unisex nonsmoker age 35 for a Selected Face Amount of $100,000. The premium payment is $1,200 using a guaranteed schedule of charges.

The death benefits and cash surrender values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6% and 12% over a period of years but varied above and below that average in individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6% or 12% but varied above or below that average for particular Funds.

The death benefits and cash surrender values shown in illustrations 1, 3 and 5 reflect the following current charges:

1. Administrative Charge, equal to a monthly $5.25 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current simplified issue rates being charged by the Company.

3. Mortality and Expense Risk Charge, which is equal to .30% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust and Oppenheimer Trust level expenses of .71% on an annual basis, of the net asset value of the MML Trust and Oppenheimer Trust shares held by the Separate Account.

The death benefits and cash surrender values shown in illustrations 2, 4 and 6 reflect these guaranteed maximum charges:

1.   Administrative Charge, equal to $9.00 per month.

2.   Cost of Insurance Charge, based on the 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .60% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. MML Trust and Oppenheimer Trust level expenses of .75% on an annual basis, of the net asset value of the MML Trust and Oppenheimer Trust shares held by the Separate Account. (The Oppenheimer Trust does not have a guaranteed maximum for other expenses so this figure reflects current expenses.)

Cash surrender values shown in the tables reflect the deduction of the applicable sales loads and premium taxes for a Case with an Initial Case Premium Paid of $1,000,000. Taking into account the Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6% and 12%, the actual net annual rate of return on a current basis would be -1.004%, 4.935%, and 10.875%, respectively, and on a guaranteed basis would be -1.339%, 4.581%, and 10.501%, respectively.

MassMutual has agreed to bear expenses of the MML Trust (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value of each MML Fund through April 30, 1996.

Currently no charge is made against the Separate Account for federal income taxes but MassMutual reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The tables are based on the assumptions that the Policyowner has requested a level Selected Face Amount, that no Policy loans, or additional premium payments have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

The second column of each table shows the amounts which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes, of 5% per year, compounded annually.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   947     $  1,008     $    1,068
 2                  2,583       100,000      100,000        100,000       1,884        2,064          2,251
 3                  3,972       100,000      100,000        100,000       2,807        3,168          3,559
 4                  5,431       100,000      100,000        100,000       3,720        4,325          5,007
 5                  6,963       100,000      100,000        100,000       4,618        5,535          6,608
 6                  8,571       100,000      100,000        100,000       5,504        6,801          8,380
 7                 10,260       100,000      100,000        100,000       6,372        8,120         10,337
 8                 12,033       100,000      100,000        100,000       7,220        9,495         12,497
 9                 13,895       100,000      100,000        100,000       8,049       10,927         14,882
10                 15,850       100,000      100,000        100,000       8,860       12,420         17,519
15                 27,192       100,000      100,000        100,000      12,571       20,857         35,520
20                 41,668       100,000      100,000        153,555      15,594       31,156         65,066
25                 60,142       100,000      100,000        230,042      17,704       43,767        112,765
30 (Age 65)        83,720       100,000      106,110        338,317      18,433       59,280        189,004
35                113,812       100,000      123,033        489,350      17,003       77,869        309,715
40                152,219       100,000      142,550        713,658      11,968       99,685        499,062
45                201,237             0      162,781      1,033,256           0      124,260        788,745
50                263,797             0      184,896      1,496,457           0      150,322      1,216,632


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   792     $    848     $      903
 2                  2,583       100,000      100,000        100,000       1,568        1,727          1,894
 3                  3,972       100,000      100,000        100,000       2,323        2,638          2,980
 4                  5,431       100,000      100,000        100,000       3,059        3,581          4,170
 5                  6,963       100,000      100,000        100,000       3,772        4,555          5,474
 6                  8,571       100,000      100,000        100,000       4,464        5,561          6,903
 7                 10,260       100,000      100,000        100,000       5,130        6,599          8,468
 8                 12,033       100,000      100,000        100,000       5,773        7,669         10,184
 9                 13,895       100,000      100,000        100,000       6,389        8,772         12,066
10                 15,850       100,000      100,000        100,000       6,980        9,910         14,133
15                 27,192       100,000      100,000        100,000       9,469       16,099         27,960
20                 41,668       100,000      100,000        118,619      10,958       23,088         50,262
25                 60,142       100,000      100,000        172,953      10,802       30,597         84,781
30 (Age 65)        83,720       100,000      100,000        244,844       7,916       38,191        136,785
35                113,812             0      100,000        336,752           0       44,914        213,134
40                152,219             0      100,000        460,674           0       48,989        322,149
45                201,237             0      100,000        618,604           0       45,596        472,216
50                263,797             0      100,000        828,371           0       19,653        673,472


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   967     $  1,028     $    1,089
 2                  2,583       100,000      100,000        100,000       1,923        2,105          2,294
 3                  3,972       100,000      100,000        100,000       2,864        3,230          3,626
 4                  5,431       100,000      100,000        100,000       3,791        4,406          5,098
 5                  6,963       100,000      100,000        100,000       4,703        5,634          6,724
 6                  8,571       100,000      100,000        100,000       5,600        6,918          8,522
 7                 10,260       100,000      100,000        100,000       6,482        8,258         10,509
 8                 12,033       100,000      100,000        100,000       7,345        9,655         12,704
 9                 13,895       100,000      100,000        100,000       8,193       11,115         15,131
10                 15,850       100,000      100,000        100,000       9,024       12,639         17,817
15                 27,192       100,000      100,000        112,565      12,900       21,321         36,195
20                 41,668       100,000      100,000        177,328      16,317       32,152         66,415
25                 60,142       100,000      105,060        265,940      19,141       45,678        115,626
30 (Age 65)        83,720       100,000      124,080        388,916      21,209       62,352        195,435
35                113,812       100,000      143,940        564,592      22,279       82,724        324,478
40                152,219       100,000      164,323        813,750      21,716      107,401        531,863
45                201,237       100,000      187,670      1,181,868      16,852      135,993        856,426
50                263,797       100,000      210,882      1,698,427         834      167,367      1,347,958


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   814     $    870     $      926
 2                  2,583       100,000      100,000        100,000       1,610        1,772          1,941
 3                  3,972       100,000      100,000        100,000       2,385        2,706          3,054
 4                  5,431       100,000      100,000        100,000       3,140        3,672          4,273
 5                  6,963       100,000      100,000        100,000       3,873        4,671          5,609
 6                  8,571       100,000      100,000        100,000       4,583        5,703          7,073
 7                 10,260       100,000      100,000        100,000       5,268        6,768          8,676
 8                 12,033       100,000      100,000        100,000       5,929        7,867         10,436
 9                 13,895       100,000      100,000        100,000       6,565        9,002         12,367
10                 15,850       100,000      100,000        100,000       7,179       10,175         14,491
15                 27,192       100,000      100,000        100,000       9,871       16,667         28,799
20                 41,668       100,000      100,000        138,296      11,795       24,277         51,796
25                 60,142       100,000      100,000        201,424      12,719       33,168         87,576
30 (Age 65)        83,720       100,000      100,000        284,307      12,264       43,611        142,868
35                113,812       100,000      100,000        393,719       9,027       55,554        226,275
40                152,219       100,000      106,060        535,903         826       69,320        350,263
45                201,237             0      115,014        725,968           0       83,344        526,064
50                263,797             0      122,013        968,088           0       96,836        768,324


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Current Simplified Issue Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   950     $  1,011     $    1,071
 2                  2,583       100,000      100,000        100,000       1,890        2,070          2,257
 3                  3,972       100,000      100,000        100,000       2,816        3,177          3,569
 4                  5,431       100,000      100,000        100,000       3,730        4,337          5,020
 5                  6,963       100,000      100,000        100,000       4,631        5,550          6,626
 6                  8,571       100,000      100,000        100,000       5,518        6,818          8,402
 7                 10,260       100,000      100,000        100,000       6,388        8,141         10,363
 8                 12,033       100,000      100,000        100,000       7,239        9,519         12,528
 9                 13,895       100,000      100,000        100,000       8,071       10,955         14,920
10                 15,850       100,000      100,000        100,000       8,884       12,453         17,564
15                 27,192       100,000      100,000        100,813      12,620       20,926         35,623
20                 41,668       100,000      100,000        157,905      15,703       31,306         65,250
25                 60,142       100,000      100,000        236,381      17,921       44,058        113,101
30 (Age 65)        83,720       100,000      108,753        345,205      18,856       59,755        189,673
35                113,812       100,000      126,426        500,876      17,817       78,525        311,103
40                152,219       100,000      145,847        727,627      13,504      100,584        501,811
45                201,237       100,000      166,792      1,055,427       1,564      125,407        793,554
50                263,797             0      188,090      1,518,049           0      151,686      1,224,233


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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY
WITH TABLE OF SELECTED FACE AMOUNTS

Unisex (85% Male), Issue Age 35, Nonsmoker
$100,000 Selected Face Amount All Years
$1,200 Annual Premium and $1,000,000 Initial Case Premium Paid
Using Guaranteed Schedule Of Charges

                                    Death Benefit (Option 1)                  Cash Surrender Value
                               ------------------------------------     -----------------------------------
                 Premiums         Assuming Hypothetical Gross              Assuming Hypothetical Gross
  End of       Accumulated        Annual Investment Return of              Annual Investment Return of
  Policy      at 5% Interest   ------------------------------------     -----------------------------------
   Year          Per Year         0%           6%            12%           0%          6%            12%
-----------   --------------   --------     --------     ----------     -------     --------     ----------
 1               $  1,260      $100,000     $100,000     $  100,000     $   797     $    853     $      908
 2                  2,583       100,000      100,000        100,000       1,576        1,737          1,904
 3                  3,972       100,000      100,000        100,000       2,337        2,653          2,996
 4                  5,431       100,000      100,000        100,000       3,076        3,600          4,192
 5                  6,963       100,000      100,000        100,000       3,793        4,579          5,502
 6                  8,571       100,000      100,000        100,000       4,488        5,590          6,938
 7                 10,260       100,000      100,000        100,000       5,158        6,633          8,511
 8                 12,033       100,000      100,000        100,000       5,805        7,710         10,237
 9                 13,895       100,000      100,000        100,000       6,426        8,820         12,129
10                 15,850       100,000      100,000        100,000       7,021        9,965         14,208
15                 27,192       100,000      100,000        100,000       9,551       16,216         28,134
20                 41,668       100,000      100,000        122,432      11,129       23,332         50,592
25                 60,142       100,000      100,000        178,368      11,194       31,126         85,343
30 (Age 65)        83,720       100,000      100,000        251,033       8,822       39,326        137,930
35                113,812       100,000      100,000        346,933       1,869       47,225        215,486
40                152,219             0      100,000        474,080           0       53,772        326,951
45                201,237             0      100,000        639,949           0       56,179        481,165
50                263,797             0      100,000        854,526           0       47,195        689,134


IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MASSMUTUAL OR THE TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  PROSPECTUS

                               DATED MAY 1, 1995

                          MML SERIES INVESTMENT FUND
                               1295 STATE STREET
                          SPRINGFIELD, MASSACHUSETTS
                                (413) 788-8411

MML Series Investment Fund (the "MML Trust") is a no-load, diversified, open-end management investment company having four separate series of shares (the "Funds"), each of which has different investment objectives and is designed to meet different investment needs.

THE FUNDS

MML EQUITY FUND - The investment objectives are primarily to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income and secondarily, depending upon business and economic conditions, to preserve capital. The Fund invests primarily in equity-type securities.

MML MONEY MARKET FUND - The investment objectives are to achieve high current income, the preservation of capital, and liquidity. The Fund invests in short-term debt instruments, including commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States, its agencies and instrumentalities. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

MML MANAGED BOND FUND - The investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The Fund invests primarily in investment grade, publicly-traded, fixed income securities.

MML BLEND FUND - The investment objective is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities not exceeding one year.

For further information about each Fund's investment objectives and policies, see "THE FUNDS" on page 8. There is no assurance that the investment objectives of the Funds will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Funds that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Funds is contained in a Statement of Additional Information dated May 1, 1995, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus should be retained for future reference for information about MML Trust and the Funds.


                       _________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                       _________________________________

TABLE OF CONTENTS                                                          Page
FINANCIAL HIGHLIGHTS.....................................................     2
MANAGEMENT DISCUSSION....................................................     5
GENERAL INFORMATION......................................................     8
THE FUNDS................................................................     8
INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS......................    10
INVESTMENT RESTRICTIONS..................................................    13
INVESTMENT MANAGERS......................................................    13
CAPITAL SHARES...........................................................    14
NET ASSET VALUE..........................................................    15
SALE AND REDEMPTION OF SHARES............................................    15
TAX STATUS...............................................................    15
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................    16
INVESTMENT PERFORMANCE...................................................    16
MANAGEMENT OF MML TRUST..................................................    16

I. FINANCIAL HIGHLIGHTS

The information in the following tables has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements of the Funds is included in MML Trust's Annual Report and in its Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report which may be obtained from MML Trust's Secretary without charge.

                                MML EQUITY FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                    1994      1993*     1992      1991      1990      1989      1988      1987      1986      1985
                                    ----      -----     ----      ----      ----      ----      ----      ----      ----      ----
Net asset value:
 Beginning of year.............. $20.510   $19.862   $18.735   $15.659   $16.764   $14.929   $13.828   $15.591   $13.832   $11.749
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income...........    .594      .524      .543      .563      .636      .694      .646      .525      .495      .551
Net realized and
 unrealized gain (loss)
 on investments.................    .248     1.365     1.420     3.440     (.722)    2.746     1.660     (.066)    2.174     2.792
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations.....................    .842     1.889     1.963     4.003     (.086)    3.440     2.306      .459     2.669     3.343
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income..............   (.594)    (.524)    (.543)    (.562)    (.665)    (.711)    (.639)    (.988)    (.412)    (.738)
Distribution from net
 realized gains.................   (.238)    (.717)    (.288)    (.365)    (.354)    (.894)    (.566)   (1.234)    (.498)    (.522)
Distribution in excess of
 net realized gains.............       -         -     (.005)        -         -         -         -         -         -         -
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions.............   (.832)   (1.241)    (.836)    (.927)   (1.019)   (1.605)   (1.205)   (2.222)    (.910)   (1.260)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 End of year.................... $20.520   $20.510   $19.862   $18.735   $15.659   $16.764   $14.929   $13.828   $15.591   $13.832
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return....................    4.10%     9.52%    10.48%    25.56%    (.51)%    23.04%    16.68%     2.10%    20.15%    30.54%
Net assets (in millions):
 End of year.................... $ 820.8   $ 663.1   $ 490.6   $ 355.0   $ 235.4   $ 226.4   $ 172.8   $ 150.4   $ 141.5   $ 104.7
Ratio of expenses to
 average net assets.............     .43%      .44%      .46%      .48%      .49%      .50%      .50%      .51%      .52%      .55%
Ratio of net investment
 income to average net assets...    3.04%     3.23%     3.09%     3.43%     4.09%     4.30%     4.05%     3.44%     3.54%     4.49%
Portfolio turnover rate.........    9.99%    11.28%     9.07%     9.37%    13.50%    15.71%    15.97%    15.73%    14.73%    20.83%

*As of January 1, 1993, Concert Capital Management, Inc. became the Investment Sub-Adviser. See Investment Managers, page 13 for further information.

                             MML MONEY MARKET FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                        1994     1993     1992     1991     1990     1989     1988     1987     1986     1985
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net asset value:
 Beginning of year..................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
Net investment income...............    .038     .027     .034     .059     .078     .088     .072     .063     .064     .078
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations....    .038     .027     .034     .059     .078     .088     .072     .063     .064     .078
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions:
Dividends from net
 investment income..................   (.038)   (.027)   (.034)   (.059)   (.078)   (.088)   (.072)   (.063)   (.064)   (.078)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions.................   (.038)   (.027)   (.034)   (.059)   (.078)   (.088)   (.072)   (.063)   (.064)   (.078)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value:
 End of year........................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return........................    3.84%    2.75%    3.48%    6.01%    8.12%    9.16%    7.39%    6.49%    6.60%    8.03%
Net assets (in millions):
 End of year........................  $ 91.8   $ 73.7   $ 84.6   $ 94.4   $114.6   $ 70.2   $ 66.4   $ 52.3   $ 33.5   $ 36.4
Ratio of expenses to
 average net assets.................     .55%     .54%     .53%     .52%     .54%     .54%     .55%     .57%     .57%     .59%
Ratio of net investment
 income to average net assets.......    3.81%    2.71%    3.42%    5.91%    7.80%    8.79%    7.20%    6.35%    6.44%    7.76%

                             MML MANAGED BOND FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                     1994     1993      1992      1991     1990      1989      1988      1987      1986     1985
                                     ----     ----      ----      ----     ----      ----      ----      ----      ----     ----
Net asset value:
 Beginning of year................ $12.405  $12.041   $12.219   $11.318   $11.354   $10.919   $11.052   $12.541   $11.978  $11.160
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Income from investment operations:
Net investment income.............    .792     .785      .870      .903      .943      .918      .906      .969     1.061    1.227
Net realized and unrealized gain
  (loss) on investments and forward
  commitments.....................  (1.264)    .618      .001      .916     (.036)     .454     (.133)    (.673)     .597     .851
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Total from investment operations..   (.472)   1.403      .871     1.819      .907     1.372      .773      .296     1.658    2.078
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Less distributions:
Dividends from net
 investment income................   (.792)   (.784)    (.869)    (.902)    (.943)    (.918)    (.906)   (1.229)   (1.095)  (1.260)
Distribution from net realized
 gains............................       -    (.255)    (.158)    (.016)        -     (.019)        -     (.556)        -        -
Distribution in excess
 of net realized gains............       -        -     (.022)        -         -         -         -         -         -        -
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Total distributions...............   (.792)  (1.039)   (1.049)    (.918)    (.943)    (.937)    (.906)   (1.785)   (1.095)  (1.260)
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Net asset value:
 End of year...................... $11.141  $12.405   $12.041   $12.219   $11.318   $11.354   $10.919   $11.052   $12.541  $11.978
                                   =======  =======   =======   =======   =======   =======   =======   =======   =======  =======
Total return......................   (3.76%)  11.81%     7.31%    16.66%     8.38%    12.83%     7.13%     2.60%    14.46%   19.94%
Net assets (in millions):
 End of year...................... $ 121.2  $ 129.1   $  88.2   $  67.0   $  43.1   $  40.0   $  31.3   $  26.2   $  30.4  $  24.7
Ratio of expenses to
 average net assets...............     .52%     .54%      .56%      .57%      .57%      .59%      .61%      .60%      .60%     .62%*
Ratio of net investment
 income to average net assets.....    6.69%    6.37%     7.28%     7.96%     8.40%     8.35%     8.25%     8.24%     8.87%   10.73%*
Portfolio turnover rate...........   32.77%   58.81%    39.51%    61.85%    69.93%    64.77%    74.92%    55.60%   203.76%  154.48%

  *Computed after giving effect to the expense reduction in management fee by MassMutual. Without this reduction, (a) the ratio of expenses to average net assets would have been .65% for the year ended December 31, 1985, and (b) the ratio of net investment income to average net assets would have been 10.70% for the year ended December 31, 1985.

                                MML BLEND FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                 1994       1993*      1992      1991      1990      1989      1988      1987      1986      1985
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 Beginning of year............ $ 18.305   $ 17.846   $ 17.307   $14.839   $15.428   $13.876   $13.095   $13.774   $12.244   $10.392
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income.........     .707       .655       .707      .736      .792      .823      .734      .624      .540      .608
Net realized and
 unrealized gain (loss)
 on investments and
 forward commitments..........    (.271)     1.057       .880     2.771     (.445)    1.921     1.000     (.148)    1.653     1.887
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations...................     .436      1.712      1.587     3.507      .347     2.744     1.734      .476     2.193     2.495
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income............    (.707)     (.655)     (.707)    (.736)    (.811)    (.835)    (.728)    (.747)    (.560)    (.613)
Distribution from net
 realized gains...............    (.359)     (.598)     (.326)    (.303)    (.125)    (.357)    (.225)    (.408)    (.103)    (.030)
Distribution in excess of
 net realized gains...........    (.003)         -      (.015)        -         -         -         -         -         -         -
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total distributions...........   (1.069)    (1.253)    (1.048)   (1.039)    (.936)   (1.192)    (.953)   (1.155)    (.663)    (.643)
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 End of year.................. $ 17.672   $ 18.305   $ 17.846   $17.307   $14.839   $15.428   $13.876   $13.095   $13.774   $12.244
                               ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
Total return..................     2.48%      9.70%      9.36%    24.00%     2.37%    19.96%    13.40%     3.12%    18.30%    24.88%

Net assets (in millions):
 End of year.................. $1,444.3   $1,296.5   $1,013.3   $ 797.0   $ 574.2   $ 524.3   $ 401.2   $ 346.1   $ 236.2   $  91.6
Ratio of expenses to
 average net assets...........      .39%       .40%       .41%      .42%      .44%      .45%      .46%      .48%      .51%      .57%
Ratio of net investment
 income to average net assets.     3.93%      3.60%      4.07%     4.54%     5.37%     5.57%     5.29%     4.77%     4.81%     6.29%
Portfolio turnover rate.......    26.59%     20.20%     25.43%    26.92%    24.55%    22.39%    25.70%    36.56%    58.75%    31.06%

  *As of January 1, 1993, Concert Capital Management, Inc. became the Investment Sub-Adviser. See Investment Managers page 13 for further information.

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

II. MANAGEMENT DISCUSSION

A. ECONOMIC AND INVESTMENT ENVIRONMENT

The U.S. economy turned in a strong economic performance during 1994 with real Gross Domestic Product growth in the 3.5 to 4 percent range. The force behind the expansion continued to be the consumer, whose confidence rose early during the year and remained high throughout the period. This performance is especially impressive given that the growth occurred against a background of sharply rising interest rates and a Federal Reserve Board ("Fed") determined to keep the economy from overheating. The Fed moved strongly during 1994, raising the discount rate 3 times and the Fed funds' target 6 times. Reflecting this tightening, yields on three month Treasury bills climbed more than 2.5 percent during the year.

One of the most notable economic statistics for 1994 was the growth in nonfarm payrolls. Approximately $3.5 million new additions were made to nonfarm payrolls throughout the year. This figure clearly benefited the consumer causing personal incomes to rise at a pace around 6 percent. Another strong point for the U.S. economy last year was the price picture which remained calm as the Consumer Price Index moved up at roughly a 2.7 percent pace. Housing starts remained high during 1994, despite an almost 2 percent increase in mortgage rates. Other bright spots last year included business investment, auto and truck sales, consumer durables and productivity in the manufacturing sector.

A notable drag on the economy was the performance of the trade deficit which widened during the year. Our strong economy, combined with slower than expected recoveries in other parts of the world, caused our net imports to rise. Another drag on the economy, as noted above, was the 1994 performance of interest rates. Three month Treasury bills climbed by more than 2.5 percent, while 30 year Treasury bonds rose by more than 1.5 percent. Price increases were also evident last year with base commodities climbing at double digit rates. Another concern with regard to pricing is the level of capacity utilization (a measure of producer output), which is at levels where price increases have historically developed.

B. INVESTMENT OUTLOOK

In response to the Fed's tightening, interest rates moved significantly higher during 1994, resulting in poorly performing bond markets. As an example, the total return of the Lehman Government/Corporate index was a negative 3.5 percent for 1994. Despite increasing corporate profits, the stock markets were hampered by the sharp increase in rates. As a result, the 1994 total return for the Standard & Poor's 500 index was only 1.3 percent.

During the first quarter of 1995, the bond market will likely be impacted by the actions of the Federal Reserve. It seems reasonable to assume that the Fed will continue to increase rates in early-mid 1995. This should cause economic growth to moderate over the second half, which would be more beneficial to bonds. The stock market will take its cue from the interaction of interest rate moves and corporate profits.

C. MML EQUITY

The Standard & Poor's 500 Stock Index closed out 1994 with the third consecutive year of very low volatility. However, the narrow trading range for the S & P 500 masked considerable volatility within the market. This internal volatility, although possibly detrimental to investment performance, is not totally unwelcome because it creates opportunities for value-oriented investors.

In the second half of 1994, we repurchased two portfolio companies previously sold a few years ago, and implemented three new equity positions. In an effort to increase the portfolio's exposure to the health care area, Schering-Plough, a pharmaceutical and personal care products company, was repurchased after being sold in 1990. Roadway Services, a diversified transportation company, was repurchased at an attractive price after being sold off in 1992 at a substantial gain. New companies to the portfolio included Honeywell, a leading factor in commercial avionic systems and industrial process controls, Kerr-McGee, a medium sized integrated energy company, and Pepsico, the leading producer of salty snacks in the U. S. and the number two producer of soft drink concentrates in the world.

Three stocks were eliminated from the portfolio during the period. Gerber Products was sold at a substantial gain subsequent to a tender offer; Crane Company, a relatively small holding in the fund, was sold at a more modest profit, and Lehman Brothers Holdings was sold. Fourteen positions were reduced in size during the fourth quarter, while 16 were increased through additional purchases. For the full year, eleven new stocks were added to the portfolio while ten were eliminated.

          EQUITY FUND
1 Yr                       4.10%
5 Yr                       9.49%
10 Yr                     13.72%

           MML Equity    S&P 500
           ----------    -------
1/1/85       10,000       10,000
  1985       13,049       13,177
  1986       15,678       15,639
  1987       16,007       16,460
  1988       18,677       19,192
  1989       22,981       25,278
  1990       22,863       24,476
  1991       28,707       31,934
  1992       31,715       34,367
  1993       34,733       37,828
  1994       36,159       38,324

D. MML MONEY MARKET

The Fed aggressively tightened monetary policy throughout 1994 as it strived to maintain economic expansion at a sustainable pace. During 1994 the Fed raised the Federal funds target rate on six occasions between February and November for an increase of 250 basis points to 5.50 percent. Additionally, the Fed increased the discount rate three times for a total of 175 basis points to 4.75 percent.

As anticipation of the Fed's actions continued to convey uncertainty to the market, the portfolio's average life fluctuated in the range of 32 to 52 days. The Fund ended the year with an average life of 36 days as the portfolio was continually monitored and adjusted to optimize return. Appropriately, given the higher interest rate environment, the portfolio's seven-day yield increased nearly 240 basis points to end the year at 5.31 percent.


          MONEY MARKET FUND

       MML Money  Lipper Taxable
        Market      Money Mkt.
       ---------  --------------
1 Yr     3.84%        3.65%
5 Yr     4.82%        4.59%
10 Yr    6.17%        5.89%

E. MML MANAGED BOND

This past calendar year was one of the worst in the bond market's history. Negative returns were posted across almost the entire maturity spectrum and across almost all market sectors. Only short maturities posted positive returns for the year. Short-term rates responded dramatically to the Fed's actions as they increased between 261 and 350 basis points. Intermediate-term Treasuries rose approximately 250 basis points. The long-end of the market, thirty-year bonds, reacted modestly in comparison by rising only 153 basis points. The Treasury yield curve flattened dramatically during the year as short-term interest rates rose more than long rates. The bulk of the flattening of the curve occurred beyond the two year area.

The Managed Bond Fund has remained relatively consistent in its sector allocations over the course of the year. Early in the first quarter, we increased our position in the corporate sector, however by year-end we moved this position back slightly. The reduction in our corporate holdings was made as spreads declined to historically low levels. During the later part of the third quarter and the first part of the fourth quarter, additional purchases of asset-backed securities were made. Our mortgage position, however, was relatively unchanged over the year. The remaining holdings are invested in Treasuries, U.S. government agencies, and money market instruments.

           MANAGED BOND FUND
1 Yr                              -3.76%
5 Yr                               7.86%
10 Yr                              9.53%

           MML Managed   Lehman Brothers
              Bond          G/C Bond
           ----------    ---------------
1/1/85        10,000         10,000
  1985        11,994         12,134
  1986        13,729         14,022
  1987        14,086         14,346
  1988        15,090         15,431
  1989        17,026         17,631
  1990        18,452         19,091
  1991        21,526         22,170
  1992        23,099         23,848
  1993        25,827         26,486
  1994        24,855         25,556

F. MML BLEND

The Blend Fund combines the profiles of the MML Equity, Bond, and Money Market Funds into a single portfolio. The specific allocation of stocks, bonds, and money market issues is based upon the interrelation of current economic and financial conditions and the values available in the stock and bond markets. As these relationships change, the exposure to each capital market is gradually adjusted within the designated ranges. On December 31, 1994, 53 percent of the Fund was invested in common stocks, 19 percent in marketable bonds, and 28 percent in short-term securities.

           BLEND FUND
1 Yr                        2.48%
5 Yr                        9.31%
10 Yr                      12.46%

                          Lipper
           MML Blend     Balanced
           ----------    --------
1/1/85       10,000       10,000
  1985       12,488       12,983
  1986       14,774       15,376
  1987       15,234       16,010
  1988       17,276       17,800
  1989       20,725       21,306
  1990       21,216       21,446
  1991       26,309       26,985
  1992       28,772       28,942
  1993       31,561       32,329
  1994       32,343       31,523

III. GENERAL INFORMATION

MML Trust is a no-load, diversified, open-end management investment company, objectives and policies. MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as most recently amended on or about April 16, 1993. MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company ("MML Bay State").

Shares of the Funds are offered solely to separate investment accounts established by MassMutual and any life insurance company subsidiary.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements with Concert Capital Management, Inc. ("Concert"), a second tier, wholly-owned subsidiary of MassMutual. These agreements provide that Concert will manage the equity investments of MML Equity Fund ("MML Equity") and the Equity Sector (the "Equity Sector") of MML Blend Fund ("MML Blend"). Both MassMutual and Concert are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Concert referred to hereafter as "Advisers"). For further information, see "Investment Managers" p.13.

IV. THE FUNDS

The investment objectives of each Fund discussed below are fundamental policies and may not be changed without the vote of a majority of that Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of any Fund means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares). There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon managements' ability to assess changes in business and economic conditions. For further information about investment policies and techniques, see "Investment Practices of the Fund and Related Risks," at page 10.

A. MML EQUITY FUND

THE PRIMARY INVESTMENT OBJECTIVE OF MML EQUITY FUND ("MML EQUITY") IS TO ACHIEVE A SUPERIOR TOTAL RATE OF RETURN OVER AN EXTENDED PERIOD OF TIME FROM BOTH CAPITAL APPRECIATION AND CURRENT INCOME.

A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. Occasional investments may be made with the objective of short-term appreciation when in the judgment of Concert general economic conditions dictate that they may benefit MML Equity and are consistent with sound investment procedure.

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stocks and warrants. Investments are made in securities of companies which, in the opinion of Concert Capital, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer's historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Stock Index"). Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Concert Capital, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. Concert intends to engage in the active management of MML Equity's portfolio. The portfolio of the Fund is managed by David B. Salerno, Managing Director of the Value Equity Group of Concert Capital. He has been associated with MassMutual since 1975 and with Concert Capital since January 1, 1993.

B. MML MONEY MARKET FUND

THE INVESTMENT OBJECTIVES OF MML MONEY MARKET FUND ("MML MONEY MARKET") ARE TO ACHIEVE HIGH CURRENT INCOME, THE PRESERVATION OF CAPITAL, AND LIQUIDITY. THESE OBJECTIVES ARE OF EQUAL IMPORTANCE.

MML Money Market will invest only in short-term (i.e., 397 days or less remaining to maturity) debt instruments, including but not limited to commercial paper; certificates of deposit; bankers' acceptances; short-term corporate obligations; obligations issued, sponsored, assumed or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government securities"); and certain repurchase agreements with respect to any of the securities listed above (which underlying securities must be of the highest quality at the time the repurchase agreement is entered into but which securities may have maturities of more than one year). MML Money Market's dollar-weighted average portfolio maturity will be maintained at 90 days or less.

MML Money Market's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in Tier 1 Securities, but it retains the right to invest no more than 5% of its net assets in Tier 2 Securities. A Tier 1 Security is one that is rated in the highest rating category by at least one nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). MML Money Market will invest no more than 5% of its total assets in Tier 2 Securities. A Tier 2 Security is one that is rated in the second highest rating category by at least one NRSRO. Securities which are unrated may also qualify as

Tier 1 and Tier 2 Securities if so determined by the Board of Trustees of MML Trust (the "Board of Trustees"). For a description of S&P and Moody's ratings, see the Statement of Additional Information.

Certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign obligations may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign branches of U.S. banks and foreign banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards, as domestic banks.

MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated that from time to time, MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when MassMutual deems that such transactions will improve the yield or the quality of the portfolio.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practical.

C. MML MANAGED BOND FUND

THE INVESTMENT OBJECTIVE OF MML MANAGED BOND FUND ("MML MANAGED BOND") IS TO ACHIEVE AS HIGH A TOTAL RATE OF RETURN ON AN ANNUAL BASIS AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF CAPITAL.

Normally, the assets of MML Managed Bond will be invested primarily in investment grade, publicly-traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects. Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) or, if unrated, which are judged by MassMutual to be of equivalent quality to securities so rated. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

The remaining 20% of MML Managed Bond's total invested assets may be invested in lower quality debt instruments and preferred stocks. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. MassMutual seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and the financial markets. During 1994, no debt securities were acquired by MML Managed Bond which were not rated at least BBB/-/ by S&P or Baa/3/ by Moody's.

In implementing the policies set forth in the preceding two paragraphs, MML Managed Bond may also invest in the following:

(1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond's net assets being invested in such securities;

(2) publicly-traded debt securities issued or guaranteed by a national or state bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A), and certificates of deposit of such banks; and

(3) securities of foreign issuers, provided however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in
(1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Normally, the Fund's duration will range from four to seven years. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

The portfolio of the Fund is managed by Mary E. Wilson, Vice President and Managing Director of MassMutual, with which she has been associated since 1982. As such, she oversees all public fixed income trading for MassMutual and its related subsidiaries and affiliates.

D. MML BLEND FUND

THE INVESTMENT OBJECTIVE OF MML BLEND FUND ("BLEND") IS TO ACHIEVE AS HIGH
A LEVEL OF TOTAL RATE OF RETURN OVER AN EXTENDED PERIOD OF TIME AS IS CONSIDERED CONSISTENT WITH PRUDENT INVESTMENT RISK AND THE PRESERVATION OF CAPITAL.

The Advisers will adjust the mix of investments among its three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. The Advisers expects that such adjustments will normally be made in a gradual manner over a period of time. No investment will be made that would result in more than 90% of MML Blend's net assets being invested in the Equity Sector or in more than 50% of MML Blend's net assets being invested in the Bond Sector. Up to 100% of MML Blend's net assets may be invested in the Money Market Sector. No minimum percentage has been established for any of the sectors.

In addition to MML Blend's investment objective, each of its market sectors has a specific investment objective. Within the Equity Sector, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Within the Bond Sector, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Sector, MML Blend will attempt to achieve high current income, the preservation of capital, and liquidity. The portfolio of the Fund is managed by committee.

In seeking a high rate of return from dividends, interest income and capital appreciation as well as in seeking to preserve capital, Advisers intend to engage in the active management of MML Blend's portfolio. (See "Portfolio Management" on page 12).

The portfolio of MML Blend will be invested in the following three market sectors:

1. EQUITY SECTOR

The Equity Sector generally invests in equity-type securities in a substantially similar manner as described in the discussion of MML Equity Fund on page 8.

2. BOND SECTOR

The Bond Sector generally invests in the types of bonds and other debt securities described in the discussion of MML Managed Bond on page 9 with maturities usually exceeding one year. The Bond Sector may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend's total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. During 1994, no debt securities were acquired by MML Blend which were not rated at least BBB by S&P or Baa by Moody's.

3. MONEY MARKET SECTOR

The Money Market Sector invests in money market instruments and other debt securities with maturities generally not exceeding one year, including:

(a) U.S. Treasury Bills and other U.S. Government securities;

(b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided such obligations do not exceed 25% of MML Blend Fund's total assets;

(c) obligations payable in U.S. dollars (including certificates of deposit, time deposits or bankers' acceptances) of U.S. or Canadian chartered banks having total deposits in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total deposits in excess of $1,000,000,000, U.S. savings and loan associations having total deposits in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said U.S. banks have total deposits in excess of $1,000,000,000;

Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks;

(d) commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's (P-1 or P-2) or S&P (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A) and U.S. dollar denominated foreign commercial paper;

(e) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB);

(f) repurchase agreements on any of the securities listed in paragraphs (a) through (e) above, and

(g) securities of foreign issuers; provided, however, MML Blend may invest not more than 10% of its net assets in such securities except as provided in (b) and
(c) above.

While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

V. INVESTMENT PRACTICES
OF THE FUNDS AND
RELATED RISKS

In managing their portfolios of investments, the Funds, pursuant to policies adopted by the Board of Trustees or where considered appropriate by Advisers, may engage in various investment-related practices. The Funds' significant investment practices, which are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees without consent of shareholders, regarding these investment transactions and practices are discussed below. For further information see the Statement of Additional Information.

A. DERIVATIVES TRANSACTIONS

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information. For example, the Funds may enter into financial futures transactions, write and purchase call and put options, including call options on securities and futures, enter into forward contracts and swap agreements, and other similar instruments (collectively referred to as "Derivatives").

The Funds may use Derivatives to attempt to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets generally due to increasing interest rates, (b) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities, (c) to establish a position in the debt securities markets as a temporary substitute for purchasing or selling particular debt securities, (d) to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or (e) to manage its exposure to changing security prices (collectively, "Derivatives Transactions"). Most, if not all, of the hedging activity will involve the portfolios of MML Managed Bond and the Bond Sector of MML Blend as MML Trust has no present intent to enter into derivatives transactions with regard to MML Money Market, MML Equity, or the Equity or Money Market Sectors of MML Blend. The Funds will not use Derivatives for speculative purposes.

1. DERIVATIVES

Some of the Derivatives a Fund may use in Derivatives Transactions are described below.

a. FINANCIAL FUTURES: Each Fund may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish with more certainty than would otherwise be possible the effective rate of return on portfolio securities. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. However, positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a gain or a loss.

b. CALL AND PUT OPTIONS: Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised or securities currently convertible into those securities. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option.

Each Fund may write covered put options. Put options are "covered" by a Fund, for example, when it has established a segregated account of cash, short-term money market instruments or high quality debt securities that can be liquidated quickly to satisfy any obligation of the Fund to purchase the underlying security. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

c. FORWARD CONTRACTS: Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

If a Fund enters into a forward contract, it will establish a segregated account consisting of cash or high-grade obligations having a current market value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). While the Funds may also enter into forward contracts with the initial intention of acquiring securities for its portfolio, they may dispose of a commitment prior to settlement if Advisers deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts.

d. INTEREST RATE SWAP AGREEMENTS: Each Fund may enter into interest rate swap agreements and related products, such as interest rate caps and floors, in an attempt to preserve a return or spread on a particular investment or portion of its portfolio, or, to protect against any increase in the price of securities a Fund might consider purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments.

e. CURRENCY TRANSACTIONS: The Bond Fund and the Bond Sector of MML Blend may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

f. OTHER INSTRUMENTS: Each Fund may use other Derivatives and enter into other Derivatives transactions that are, or become, appropriate in the context of each Fund's investment objectives and policies - and in a manner and to the extent permitted by law and authorized by the Board of Trustees.

2. DERIVATIVES - RISK FACTORS

There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of Derivatives include: (1) the risk that interest rates and securities prices will not move in the direction anticipated; (2) imperfect correlation between the prices of futures, options, and forward contracts and the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) futures contracts and options can be highly volatile; (6) the writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate; (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (8) the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; (9) forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets, and (10) the inability of counterparties to perform.

3. DERIVATIVES - LIMITATIONS

MML Trust has imposed certain specific limitations on its use of derivatives. For example: (1) a Fund would not enter into a futures contract if, as a result, more than 5% of the Fund's total assets would be committed to initial margin deposits on such contracts; (2) a Fund will not purchase a put or call option on securities or investment related instruments if as a result more than 5% of its total assets would be attributable to premiums paid for such options; (3) a Fund would not write a covered call or put option if as a result more than 20% of the Fund's total assets would be in one or more segregated accounts covering call and put options; and (4) a Fund would not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

B. PORTFOLIO MANAGEMENT

Advisers intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Such trading places a premium on Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when Advisers believe that the result of the trading, net of transaction costs, will benefit the Funds.

C. RESTRICTED AND ILLIQUID SECURITIES

The Funds may invest in illiquid securities up to 15% (10% in the case of MML Money Market) of each Fund's net assets. Each Fund currently expects to invest, if anything, no more than 10% of its net assets in such securities. This policy does not limit purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by Advisers pursuant to Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling these securities at prices representing fair value.

D. REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

MML Money Market, MML Managed Bond and MML Blend may engage in repurchase agreements and MML Blend may engage in reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. For a more detailed description of repurchase agreements and reverse repurchase agreements, see the Statement of Additional Information.

E. SECURITIES LENDING

MML Managed Bond and MML Blend may make loans of portfolio securities of not more than 10% of their respective total assets taken at current value, thereby realizing additional income. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual to be of good standing.

F. FEDERAL TAXES

The extent to which the Funds may enter into Derivatives transactions and engage in portfolio trading may be limited by the Internal Revenue Code's requirements for qualification for regulated investment companies. It is each Fund's intention to qualify as such. See "Certain Tax and Accounting Information" in the Statement of Additional Information.

G. CASH POSITIONS

Each Fund, other than MML Money Market, may hold cash or cash equivalents to provide for liquidity (e.g. expenses and anticipated redemption payments) and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity may also invest in non-convertible preferred stocks.

VI. INVESTMENT RESTRICTIONS

The following is a description of certain investment restrictions, and exceptions to such restrictions, that apply to each Fund which may not be changed without a vote of a majority of the outstanding shares of such Fund. (For a description of additional investment restrictions, reference should be made to the Statement of Additional Information.)

A. INVESTMENT RESTRICTIONS

Each Fund will not:

(1) Pledge or mortgage assets taken at market to an extent greater than 15% of the total assets of the Fund taken at cost;

(2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions (as described on page 11) and in reverse repurchase agreements (as described on page
12), provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations); and

(3) Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

    (a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers' acceptances (see "The Funds - MML Money Market Fund" on pages 8-9).

    (b) MML Money Market, MML Managed Bond and the Bond Sector of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these funds total assets in either the electric utility or telephone industries.

B. EXCEPTIONS

(1) Notwithstanding any of the above investment restrictions or those set forth in the Statement of Additional Information, and in addition to the authority each Fund had as of April 30, 1993, each Fund may engage in derivatives transactions, techniques, and practices using futures, options, swap agreements, and similar instruments, to the extent and in a manner permitted by law.

(2) Notwithstanding any of the above investment restrictions or those set forth in the Statement of Additional Information, each Fund may invest in any security or investment related instrument, or engage in any investment related transaction or practice, such as newly developed debt securities or hedging programs, provided that the Board of Trustees has determined that to do so is consistent with the Fund's investment objectives and policies, has adopted reasonable guidelines for use by the Fund's Advisers and provided further that at the time of entering into such investment or transaction such investments or instruments account for no more than 10% of the Fund's total assets.

VII. INVESTMENT MANAGERS

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement executed by MassMutual and each Fund. Under the agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees. MassMutual also acts as the transfer agent and the dividend paying agent.

The investment management agreements between MassMutual and the Funds provide that MassMutual will perform all administrative functions relating to the Funds and will bear all expenses of the Funds except (1) taxes and corporate fees payable to government agencies, (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to Advisers or for use in providing investment advice and management to the Funds and other accounts over which Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments, (3) interest on account of any borrowings by the Funds, (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Advisers or MML Trust, and (5) fees of the Funds' independent certified public accountants.

For providing the services described above, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over $500,000,000. MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1996. In 1994 MML Equity, MML Money Market, MML Managed Bond, and MML Blend paid fees to MassMutual amounting to
 .41%, .50%, .49% and .38%, respectively, of their average daily net assets during the year.

The investment management agreement between MassMutual and each Fund automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each investment management agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under each agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual is licensed to transact a life, accident and health insurance business in all states of the United States, the District of Columbia and certain Provinces of Canada. At December 31, 1994 MassMutual had total assets of approximately $35.2 billion, including approximately $17.7 billion in debt securities, $3.0 billion in mortgage loans, $197.0 million in common stocks (excluding investments in subsidiaries), $1.3 billion in real estate and $2.4 billion in other investments. The persons who are responsible for the management of the bond and money market portfolios of MassMutual are also responsible for managing investments of the Funds.

As of January 1, 1993, MassMutual transferred its equity investment advisory operations to Concert. All of the senior investment professionals of MassMutual's Equity Management Department transferred to and became employees of Concert. MassMutual indirectly owns 100% of Concert's voting stock and a majority of Concert's Directors are officers and employees of MassMutual. Concert manages institutional investment advisory accounts pursuant to written contracts. As of December 31, 1994, Concert had $4.4 billion of assets under management.

Pursuant to two investment sub-advisory agreements with MassMutual, Concert manages the investment of the assets of MML Equity and the Equity Sector of MML Blend and MassMutual pays Concert a quarterly fee equal to an annual rate of
 .13% of the average daily net asset value. The agreements provide that they automatically terminate upon the termination of the respective investment management agreements between MassMutual and MML Equity and MML Blend. Concert also serves as the investment sub-adviser to Oppenheimer Value Stock Fund which had net assets of $104 million as of December 31, 1994.

Securities held by the Funds are also frequently held by Advisers in their investment accounts and by other investment companies for which Advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or companies at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that, such execution advantage and the desirability of retaining Advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

VIII. CAPITAL SHARES

MML Trust is a "series" company which is authorized to issue shares in separate series of the same class. Shares of four series have been authorized, constituting the interests in the four Funds described in this Prospectus. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new shares in addition to the Funds without the necessity of a vote of shareholders of MML Trust. MML Trust may issue an unlimited number of shares of the same class, in one or more series as MML Trustees may authorize, with or without par value as MML Trustees may prescribe. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing MML Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of MML Trustees. On any matter submitted to shareholders, shares of each Fund entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the Funds' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual Fund, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when MML Trustees have determined that any matter affects only the interests of one or more Funds, then only shareholders of such Fund or Funds shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the Securities and Exchange Commission, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees will follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, MML Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or MML Trustees. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX. NET ASSET VALUE

The net asset value of each Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

A. MML MONEY MARKET FUND

It is the intention of MML Money Market to maintain a per share net asset value of $1.00, although this cannot be assured. Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder's account, which increase is recorded promptly after the end of each calendar month. MML Money Market's portfolio instruments are valued on the basis of amortized cost.

B. OTHER FUNDS

Generally, the other Funds value portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges, the NASDAQ national market system, or over-the-counter securities not so listed, are valued by one or more pricing services, as authorized by the Board of Trustees. Normally, the values are based upon the last reported sale price of the security. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees. In all other cases, assets (including restricted securities) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

X. SALE AND REDEMPTION OF SHARES

The shares of each Fund are sold at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load."

Each Fund redeems its shares at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the request for redemption. The redemption price for shares of MML Equity, MML Managed Bond and MML Blend may be more or less than the shareholder's cost. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefore by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

XI. TAX STATUS

It is the policy of each Fund to comply, and in 1994 each Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require each of the Funds to be adequately diversified in order for a variable annuity and variable life contract funded by MML Trust to receive favorable tax treatment as an annuity or life insurance contract. Among other requirements, the regulations limit each Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Funds intend to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Funds are described in the prospectuses for such accounts.

XII. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds intend to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income, imposed by the Tax Reform Act of 1986. The declaration and distribution policies specific to each Fund are outlined below.

A. MML EQUITY FUND

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of MML Equity at net asset value on the day after the record date for the distribution, at the option of the shareholder.

B. MML MONEY MARKET FUND

The net income of MML Money Market, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day on which the Exchange is open, and all the net income so determined is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

C. MML MANAGED BOND AND MML BLEND FUNDS

Dividends out of net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, for the year are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at net asset value on the day after the record date for the distribution, at the option of the shareholder.

XIII. INVESTMENT PERFORMANCE

Each of the Funds may from time to time advertise certain investment performance figures. These figures are based on historical earnings and are not intended to indicate future performance.

MML Money Market may quote its yield and its effective yield. The yield of MML Money Market refers to the income generated by the Fund over a seven-day period (which period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond, MML Blend and MML Equity may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance fig-ures. For more information about the investment performance of the Funds, see the Statement of Additional Information.

XIV. MANAGEMENT OF MML TRUST

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of each of the Funds and Concert is the sub-adviser to MML Equity and the Equity Sector of MML Blend. In those capacities, MassMutual and Concert are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Trust, but MML Trust's property only shall be bound.

                           MML SERIES INVESTMENT FUND
                               1295 State Street
                      Springfield, Massachusetts 01111

                             --------------------

                               INVESTMENT MANAGER

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                               1295 State Street
                        Springfield, Massachusetts 01111

                             INVESTMENT SUB-ADVISOR

                        CONCERT CAPITAL MANAGEMENT, INC.
                                125 High Street
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS

                            COOPERS & LYBRAND L.L.P.
                               2300 BayBank Tower
                        Springfield, Massachusetts 01101

                                   CUSTODIAN

                                 CITIBANK N.A.
                                111 Wall Street
                          New York, New York 10005

                             --------------------

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                           3410 South Galena Street
                               Denver, CO 80231
                                1-800-525-7048
                       Prospectus dated August 2, 1995

OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is a diversified open-end investment company consisting of nine separate funds (collectively, the "Funds"):

OPPENHEIMER MONEY FUND ("Money Fund") seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

OPPENHEIMER HIGH INCOME FUND ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities. High Income Fund's investments include unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

OPPENHEIMER BOND FUND ("Bond Fund") primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, this Fund seeks capital growth when consistent with its primary objective.

OPPENHEIMER CAPITAL APPRECIATION FUND ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND ("Growth Fund") seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND ("Multiple Strategies Fund") seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GROWTH & INCOME FUND ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

OPPENHEIMER GLOBAL SECURITIES FUND ("Global Securities Fund") seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND ("Strategic Bond Fund") seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, the "Accounts"). The Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Account owners. Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under an Account.

This Prospectus explains concisely what you should know before investing in the Trust and the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Funds in the May 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


About the Funds
Overview of the Funds...........................     3
Financial Highlights............................     4
Investment Objectives and Policies..............    12
How the Funds are Managed.......................    20
Performance of the Funds........................    21

About Your Account
How to Buy Shares...............................    27
How to Sell Shares..............................    27
Dividends, Capital Gains and Taxes..............    27
Appendix A: Description of Terms................   A-1
Appendix B: Description of Securities Ratings...   B-1


Overview of the Funds

Some of the important facts about the Funds are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

What Are the Funds' Investment Objectives? The Money Fund's investment objective is to seek current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The High Income Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities. The Bond Fund's investment objective is to seek a high level of current income from investment in high yield fixed-income securities rate "baa" or better by Moody's or "BBB" or better by Standard & Poor's. As a secondary investment objective, the Bond Fund seeks capital growth when consistent with its primary objective. The Capital Appreciation Fund's investment objective is to achieve capital appreciation by investing in "growth-type" companies. The Growth Fund's investment objective is to seek to achieve capital appreciation by investing in securities of well-known established companies. The Multiple Strategies Fund's investment objective is to seek a total investment return (which includes current income and capital appreciation in the value of its shares) from investment in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. The Growth & Income Fund's investment objective is to seek a total return (which includes growth in the value of its shares) as well as current income from equity and debt securities. The Global Securities Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Strategic Bond Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

What Do the Funds Invest In? To seek their respective investment objectives, the Funds invest as follows. Money Fund primarily invests in money market securities. High Income Fund primarily invests in high yield fixed-income securities, including unrated securities or high risk securities in the lower rating categories, commonly known as "junk bonds." Bond Fund primarily invests in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Capital Appreciation Fund primarily invests in "growth-type" companies. Growth Fund primarily invests in securities of well-known established companies. Multiple Strategies Fund primarily invests in common stocks and other equity securities, bonds and other debt securities, and money market securities. Growth & Income Fund is a new fund that will primarily invest in equity and debt securities and focus from time to time on small to medium capitalization companies. Global Securities Fund primarily invests in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations. Strategic Bond Fund primarily invests in foreign government and corporate debt securities, U.S. Government securities, and lower-rated high yield domestic and foreign debt securities, commonly know as "junk bonds." These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page 12.

Who Manages the Funds? The Funds' investment adviser is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $29 billion in assets. Effective January 5, 1996 the name of Oppenheimer Management Corporation will be changed to OppenheimerFunds, Inc. All references in this Prospectus to the Manager are revised accordingly. Each Fund's portfolio manager is primarily responsible for the selection of securities of that Fund. The portfolio managers are as follows: for Money Fund, Arthur Zimmer; for High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund, David Negri (joined by Richard Rubinstein for Multiple Strategies Fund and by Arthur Steinmetz for Strategic Bond Fund); for Capital Appreciation Fund, Paul LaRocco; for Growth Fund, Jane Putnam; for Global Securities Fund, William Wilby; and for Growth & Income Fund, Robert C. Doll, Jr., Bruce Bartlett and Diane L. Sobin. The Manager is paid an advisory fee by each Fund, based on its assets. The Trust's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How The Funds Are Managed," starting on page 20 for more information about the Manager and its fees.

How Risky Are The Funds? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Funds' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the equity and equity-income funds, Growth Fund is most conservative, followed by Multiple Strategies Fund, Growth & Income Fund, Capital Appreciation Fund and Global Securities Fund. Fixed-income investments are generally subject to the risk that values will fluctuate with inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. In comparing levels of risk among the fixed-income funds, Bond Fund is most conservative, followed by Strategic Bond Fund and High Income Fund. Money Fund is the most conservative of all nine Funds in that Money Fund intends to maintain a stable net asset value, although there is no assurance that it will be able to do so.

How Can I Buy or Sell Shares? Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Funds.

How Have the Funds Performed? Money Fund, High Income Fund, Bond Fund and Strategic Bond Fund measure their performance by quoting their yields. All of the Funds with the exception of Money Fund may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all but two of the Funds can also be compared to broad market indices, which we have done starting on page 23. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

The table on the following pages presents selected financial information, including per share data and expense ratios and other data about all the Funds [except Growth & Income Fund, which did not commence operations until after December 31, 1994]. The information is based on each such Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Funds independent auditors, whose report on the Funds' financial statements for the fiscal year ended December 31, 1994, is included in the Statement of Additional Information.

                                                               Oppenheimer Money Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                  1994      1993      1992      1991     1990     1989      1988     1987      1986    1985/1/
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning
 of year                          $1.00      $1.00      $1.00     $1.00     $1.00    $1.00     $1.00     $1.00    $1.00   $1.00

Income from investment
 operations - net investment
 income and net realized gain
 on investments                     .04        .03        .04       .06       .08      .09       .07       .06      .06     .05

Dividends and distributions
 to shareholders                   (.04)      (.03)      (.04)     (.06)     (.08)    (.09)     (.07)     (.06)    (.06)   (.05)
                              -----------------------------------------------------------------------------------------------------
Net asset value, end of year      $1.00      $1.00      $1.00     $1.00     $1.00    $1.00     $1.00     $1.00    $1.00   $1.00
                              =====================================================================================================

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (in thousands)                 $89,671    $61,221    $58,266   $58,709   $89,143  $68,440   $69,468   $42,538  $28,218  $2,506

Average net assets
 (in thousands)                 $90,264    $57,654    $61,317   $75,747   $82,966  $67,586   $60,241   $35,138  $12,914  $2,080

Number of shares outstanding
 at end of year (in thousands)   89,695     61,221     58,266    58,703    89,141   68,439    69,468    42,538   28,218   2,506

Ratios to average net assets:

 Net investment income             4.18%      3.12%      3.76%     5.97%     7.80%    8.82%     7.31%     6.33%    5.68%   7.25%/2/

 Expenses                           .43%       .43%       .50%      .49%      .51%     .53%      .55%      .59%     .75%    .75%/2/


1. For the period from April 3, 1985 (commencement of operations) to December 31, 1985.
2. Annualized.


                                                                      Oppenheimer High Income Fund
                                     ---------------------------------------------------------------------------------------------
                                          1994       1993      1992     1991       1990     1989      1988      1987      1986/1/
                                     ---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period     $11.02     $9.74     $9.40     $7.90     $8.59     $9.30     $9.14     $10.04     $10.00

Income (loss) from investment
 operations:

 Net investment income                      .94       .82      1.19      1.28      1.21      1.09      1.12       1.30        .72

 Net realized and unrealized gain
  (loss) on investments, options
  written and foreign currency
  transactions                            (1.27)     1.65       .43      1.30      (.82)     (.65)      .23       (.51)      (.24)
                                     ---------------------------------------------------------------------------------------------
 Total income (loss) from
  investment operations                    (.33)     2.47      1.62      2.58       .39       .44      1.35        .79        .48
                                     ---------------------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:

 Dividends from net investment
  income                                   (.66)    (1.19)    (1.28)    (1.08)    (1.08)    (1.08)    (1.07)     (1.55)      (.44)

 Distributions from net realized
  gain on investments, options
  written and foreign currency
  transactions                             (.24)       _         _         _         _       (.07)     (.12)      (.14)        _
                                     ---------------------------------------------------------------------------------------------

 Total dividends and distributions
  to shareholders                          (.90)    (1.19)    (1.28)    (1.08)    (1.08)    (1.15)    (1.19)     (1.69)      (.44)
                                     ---------------------------------------------------------------------------------------------
Net asset value, end of period            $9.79    $11.02     $9.74     $9.40     $7.90     $8.59     $9.30      $9.14     $10.04
                                     =============================================================================================
TOTAL RETURN, AT NET ASSET VALUE/2/       (3.18)%   26.34%    17.92%    33.91%     4.65%     4.84%    15.58%      8.07%      4.73%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in thousands)                         $95,698   $93,011   $40,817   $27,308   $19,172   $23,698   $25,551    $21,768    $14,833

Average net assets (in thousands)      $101,096   $67,000   $36,861   $23,663   $21,493   $26,040   $24,530    $20,637    $ 8,036

Number of shares outstanding at
 end of period (in thousands)             9,779     8,443     4,189     2,905     2,427     2,760     2,746      2,382      1,478

Ratios to average net assets

 Net investment income                     9.15%    10.50%    12.08%    14.26%    14.32%    11.52%    11.94%     13.13%    11.18%/3/

 Expenses                                   .67%      .68%      .73%      .75%      .75%      .75%      .75%       .75%      .75%/3/

 Portfolio turnover rate/4/               110.1%    135.7%    144.2%    108.0%     95.1%     78.7%     57.9%      42.1%     18.3%


1. For the period from April 3, 1986 (commencement of operations) to December 31, 1986.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                         Oppenheimer Bond Fund
                                     ---------------------------------------------------------------------------------------------
                                       1994      1993      1992     1991     1990     1989     1988     1987    1986     1985/1/
                                     ---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning
 of period                             $11.65    $10.99   $11.15   $10.33   $10.49   $10.15   $10.19   $11.15  $11.27   $10.00

Income (loss) from investment
 operations:

  Net investment income                   .76       .65      .87      .95      .97      .98      .94      .97     .97      .86

  Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions         (.98)      .76     (.17)     .80     (.18)     .32     (.05)    (.71)    .09      .99
                                     ---------------------------------------------------------------------------------------------

  Total income (loss) from
   investment operations                 (.22)     1.41      .70     1.75      .79     1.30      .89      .26    1.06     1.85
                                     ---------------------------------------------------------------------------------------------

Dividends and distributions to
 shareholders:

  Dividends from net investment
   income                                (.62)     (.75)    (.86)    (.93)    (.95)    (.96)    (.93)   (1.17)  (1.03)    (.58)

  Distributions from net realized
   gain on investments and foreign
   currency transactions                 (.03)        -        -        -        -        -        -     (.05)   (.15)       -
                                     ---------------------------------------------------------------------------------------------

  Total dividends and
   distributions to shareholders         (.65)     (.75)    (.86)    (.93)    (.95)    (.96)    (.93)   (1.22)  (1.18)    (.58)
                                     ---------------------------------------------------------------------------------------------

Net asset value, end of period         $10.78    $11.65   $10.99   $11.15   $10.33   $10.49   $10.15   $10.19  $11.15   $11.27
                                     =============================================================================================
TOTAL RETURN, AT NET ASSET
 VALUE/2/                               (1.94)%   13.04%    6.50%   17.63%    7.92%   13.32%    8.97%    2.53%  10.12%   18.82%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in thousands)                      $135,067  $111,846  $63,354  $32,762  $16,576  $13,422  $ 9,989  $10,415  $7,377   $2,725

Average net assets (in thousands)    $121,884  $ 87,215  $45,687  $22,169  $15,088  $11,167  $11,028  $ 8,748  $4,647   $1,614

Number of shares outstanding at
 end of period (in thousands)          12,527     9,602    5,766    2,939    1,604    1,280      984    1,022     662      242

Ratios to average net assets:

  Net investment income                  7.30%     7.20%    7.81%    8.73%    9.30%    9.34%    9.08%    9.17%   8.71%   10.52%/3/

  Expenses                                .57%      .46%     .56%     .64%     .61%     .64%     .70%     .75%    .75%     .75%/3/

  Portfolio turnover rate/4/             35.1%     36.3%    41.3%     7.6%     7.4%     5.4%    36.3%     5.9%   27.7%   101.3%


1. For the period from April 3, 1985 (commencement of operations) to December 31, 1985.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3.  Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                     Oppenheimer Capital Appreciation Fund
                                     ---------------------------------------------------------------------------------------------
                                       1994      1993      1992     1991     1990     1989     1988     1987    1986/2/  1986/1/
                                     ---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning
 of period                             $31.64    $26.04   $23.24   $15.24   $20.40   $16.31   $14.39   $13.12  $16.21   $13.71

Income (loss) from investment
 operations:

  Net investment income                   .10       .05      .06      .08      .32      .50      .33      .21     .12      .09

  Net realized and unrealized gain
   (loss) on investments and
   options written                      (2.22)     6.71     3.43     8.18    (3.54)    3.93     1.60     1.67   (1.24)    3.40
                                     ---------------------------------------------------------------------------------------------

  Total income (loss) from
   investment operations                (2.12)     6.76     3.49     8.26    (3.22)    4.43     1.93     1.88   (1.12)    3.49
                                     ---------------------------------------------------------------------------------------------

Dividends and distributions to
 shareholders:

  Dividends from net investment
   income                                (.04)     (.06)    (.14)    (.26)    (.53)    (.34)       -     (.34)   (.21)    (.20)

  Distributions from net realized
   gain on investments and
   options written                      (3.53)    (1.10)    (.55)       -    (1.41)       -     (.01)    (.27)  (1.76)    (.79)
                                     ---------------------------------------------------------------------------------------------

  Total dividends and
   distributions to shareholders        (3.57)    (1.16)    (.69)    (.26)   (1.94)    (.34)    (.01)    (.61)  (1.97)    (.99)
                                     ---------------------------------------------------------------------------------------------

Net asset value, end of period         $25.95    $31.64   $26.04   $23.24   $15.24   $20.40   $16.31   $14.39  $13.12   $16.21
                                     =============================================================================================
TOTAL RETURN, AT NET ASSET
 VALUE/3/                               (7.59)%   27.32%   15.42%   54.72%  (16.82)%  27.57%   13.41%   14.34%  (1.65)%    N/A

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in thousands)                      $185,774  $136,885  $83,335  $49,371  $23,295  $27,523  $13,667   $9,692  $4,549   $3,852

Average net assets (in thousands)    $153,832  $ 98,228  $56,371  $34,887  $24,774  $21,307  $13,239   $8,598  $3,099   $2,292

Number of shares outstanding at
 end of period (in thousands)           7,158     4,326    3,201    2,125    1,528    1,349      838      674     347      238

Ratios to average net assets:

Net investment income                     .50%      .23%     .30%     .81%    1.93%    3.27%    2.13%    1.68%   2.36%/4/ 2.27%

Expenses                                  .57%      .47%     .54%     .63%     .71%     .68%     .73%     .75%   1.01%/4/ 2.17%

Portfolio turnover rate/5/               96.5%    122.8%    78.9%   122.3%   222.0%   130.5%   128.7%   138.7%  100.1%   464.8%


1. For the year ended June 30, 1986. Operating results were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.

2. For the six months ended December 31, 1986. Operating results prior to August 15, 1986 were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

4.  Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                         Oppenheimer Growth Fund
                                     -------------------------------------------------------------------------------------------
                                      1994      1993      1992      1991     1990     1989     1988     1987     1986    1985/1/
                                     -------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value,
 beginning of period                 $17.70    $16.96   $15.17    $12.54   $16.38   $13.64   $11.21   $12.53   $10.95   $10.00

Income (loss) from investment
 operations:

 Net investment income                  .22       .46      .16       .30      .56      .66      .29      .20      .13      .16

 Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                         (.05)      .74     1.99      2.82    (1.79)    2.50     2.19      .24     1.76      .79
                                     -------------------------------------------------------------------------------------------
 Total income from investment
  operations                            .17      1.20     2.15      3.12    (1.23)    3.16     2.48      .44     1.89      .95
                                     -------------------------------------------------------------------------------------------
Dividends and distributions
 to shareholders:

 Dividends from net
  investment income                    (.15)     (.14)    (.36)     (.49)    (.62)    (.35)       -     (.34)    (.15)       -

 Distributions from net
  realized gain on investments
  and foreign currency
  transactions                         (.04)     (.32)       -         -    (1.99)    (.07)    (.05)   (1.42)    (.16)       -
                                     -------------------------------------------------------------------------------------------
Total dividends and
 distributions to
 shareholders                          (.19)     (.46)    (.36)     (.49)   (2.61)    (.42)    (.05)   (1.76)    (.31)       -
                                     -------------------------------------------------------------------------------------------
Net asset value,
 end of period                       $17.68    $17.70   $16.96    $15.17   $12.54   $16.38   $13.64   $11.21   $12.53   $10.95
                                     ===========================================================================================
TOTAL RETURN, AT NET ASSET
 VALUE/2/                               .97%     7.25%   14.53%    25.54%   (8.21)%  23.59%   22.09%    3.32%   17.76%    9.50%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in thousands)                     $63,283   $56,701  $36,494   $22,032  $15,895  $19,301  $17,746  $14,692   $8,287     $820

Average net assets
 (in thousands)                     $59,953   $46,389  $25,750   $18,810  $17,235  $18,596  $15,585  $15,121   $3,744     $388

Number of shares outstanding
 at end of period
 (in thousands)                       3,580     3,203    2,152     1,453    1,267    1,179    1,301    1,311      661       75

Ratios to average net assets:

 Net investment income                 1.38%    1.13%     1.36%     2.82%    4.09%    3.72%    2.39%    1.56%    2.62%    4.25%/3/

 Expenses                               .58%     .50%      .61%      .70%     .71%     .70%     .70%     .75%     .75%     .75%/3/

 Portfolio turnover rate/4/            53.8%    12.6%     48.7%    133.9%   267.9%   148.0%   132.5%   191.0%   100.9%   132.9%

1. For the period from April 3, 1985 (commencement of operations) to December 31, 1985.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                           Oppenheimer Multiple Strategies Fund
                                                    -----------------------------------------------------------------------------
                                                      1994      1993      1992      1991      1990     1989      1988     1987/1/
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                  $13.88    $12.47    $11.96    $10.90    $12.30    $11.58    $10.04   $10.00

Income (loss) from investment operations:

 Net investment income                                   .63       .55       .55       .69       .73       .73       .66      .44

 Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                 (.90)     1.41       .50      1.15      (.97)     1.04      1.53      .07
                                                    -----------------------------------------------------------------------------
 Total income (loss) from investment operations         (.27)     1.96      1.05      1.84      (.24)     1.77      2.19      .51
                                                    -----------------------------------------------------------------------------
Dividends and distributions to shareholders:

 Dividends from net investment income                   (.60)     (.55)     (.54)     (.78)     (.70)     (.68)     (.65)    (.43)

 Distributions from net realized gain on
  investments, options written and foreign
  currency transactions                                 (.10)        -         -         -      (.46)     (.37)        -     (.04)
                                                    -----------------------------------------------------------------------------
 Total dividends and distributions to
  shareholders                                          (.70)     (.55)     (.54)     (.78)    (1.16)    (1.05)     (.65)    (.47)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period                        $12.91    $13.88    $12.47    $11.96    $10.90    $12.30    $11.58   $10.04
                                                    =============================================================================
TOTAL RETURN, AT NET ASSET VALUE/2/                    (1.95)%   15.95%     8.99%    17.48%    (1.91)%   15.76%    22.15%    3.97%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)            $292,067  $250,290  $159,464  $124,634  $118,888  $121,286   $78,386  $53,291

Average net assets (in thousands)                   $279,949  $199,954  $139,011  $117,000  $123,231  $101,057   $64,298  $34,256

Number of shares outstanding at end of period
 (in thousands)                                       22,620    18,026    12,792    10,421    10,908     9,860     6,766    5,306

Ratios to average net assets:

 Net investment income                                  4.90%     4.44%     4.63%     5.95%     6.53%     6.36%     6.18%   6.12%/3/

 Expenses                                                .56%      .48%      .55%      .54%      .55%      .57%      .58%    .65%/3/

 Portfolio turnover rate/4/                             31.4%     32.4%     57.8%     80.3%     99.2%     66.9%    110.0%   46.9%

1. For the period from February 9, 1987 (commencement of operations) to December 31, 1987.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                              Oppenheimer Global Securities Fund
                                                                 --------------------------------------------------
                                                                     1994       1993      1992      1991     1990/1/
                                                                 ---------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                 $16.30      $9.57    $10.38    $10.04   $10.00

Income (loss) from investment operations:

 Net investment income                                                  .04       (.02)      .07       .04        -

 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions                        (.96)      6.75      (.80)      .30      .04
                                                                 ---------------------------------------------------
 Total income (loss) from investment operations                        (.92)      6.73      (.73)      .34      .04
                                                                 ---------------------------------------------------
Dividends and distributions to shareholders:

 Dividends from net investment income                                  (.04)         -      (.04)        -        -

 Distributions from net realized gain on
  investments and foreign currency transactions                        (.25)         -      (.04)        -        -
                                                                 ---------------------------------------------------
 Total dividends and distributions to shareholders                     (.29)         -      (.08)        -        -
                                                                 ---------------------------------------------------
Net asset value, end of period                                       $15.09     $16.30     $9.57    $10.38   $10.04
                                                                 ===================================================
TOTAL RETURN, AT NET ASSET VALUE/2/                                   (5.72)%    70.32%    (7.11)%    3.39%     .40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                           $297,842    $96,425   $13,537    $7,339    $ 432

Average net assets (in thousands)                                  $214,545    $31,696   $11,181    $3,990    $ 263

Number of shares outstanding at end of period
  (in thousands)                                                     19,743      5,917     1,415       707       43

Ratios to average net assets:

 Net investment income                                                  .54%       .72%     1.04%      .75%     .08%/3/

 Expenses                                                               .91%       .92%     1.06%     1.32%    6.84%/3/

 Portfolio turnover rate/4/                                            70.4%      65.1%     34.1%     29.5%     0.0%

1. For the period from November 12, 1990 (commencement of operations) to December 31, 1990.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                          Oppenheimer Strategic Bond Fund
                                                                         --------------------------------
                                                                               1994               1993/1/
                                                                         --------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                        $5.12                  $5.00

Income (loss) from investment operations:

 Net investment income                                                        .35                    .10

 Net realized and unrealized gain (loss) on investments, options
  written and foreign currency transactions                                  (.54)                   .11
                                                                         --------------------------------
 Total income (loss) from investment operations                              (.19)                   .21
                                                                         --------------------------------
Dividends and distributions to shareholders:

 Dividends from net investment income                                        (.32)                  (.09)

 Distributions from net realized gain on investments,
   options written and foreign currency transactions                            -                      -

 Distributions in excess of net realized gain on investments                 (.01)                     -
                                                                         --------------------------------
 Total dividends and distributions to shareholders                           (.33)                  (.09)
                                                                         --------------------------------
Net asset value, end of period                                              $4.60                  $5.12
                                                                         ================================

TOTAL RETURN, AT NET ASSET VALUE/2/                                         (3.78)%                 4.25%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                                  $20,320                 $9,887

Average net assets (in thousands)                                         $15,389                  $4,259

Number of shares outstanding at end of period (in thousands)                4,418                   1,930

Ratios to average net assets:

 Net investment income                                                       8.36%                  5.67%/3/

 Expenses                                                                     .87%                   .96%/3/

 Portfolio turnover rate/4/                                                 136.6%                  10.9%


1. For the period from May 3, 1993 (commencement of operations) to December
   31, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Investment Objectives and Policies

Investment Objective and Policies - Money Fund. The objective of Money Fund is to seek the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Securities and Exchange Commission Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940 (the "Investment Company Act") places restrictions on a money market fund's investments. Under Rule 2a-7, Money Fund may purchase only "Eligible Securities," as defined below, that the Trust's Board of Trustees has determined have minimal credit risk. An "Eligible Security" is (a) a security that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating Organization, or (b) an unrated security that is judged by the Trust's investment adviser, Oppenheimer Management Corporation (the "Manager") to be of comparable quality to investments that are "Eligible Securities" rated by Rating Organizations. Rule 2a-7 permits Money Fund to purchase "First Tier Securities," which are Eligible Securities rated in the highest category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating Organization has rated a particular security, by that Rating Organization, or comparable unrated securities. Under Rule 2a-7, Money Fund may invest only up to 5% of its assets in "Second Tier Securities," which are Eligible Securities that are not "First Tier Securities." In addition to the overall 5% limit on Second Tier Securities, Money Fund may not invest (i) more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or (ii) more than 1% of its total assets or $1 million (whichever is greater) in Second Tier Securities of any one issuer. The Trust's Board must approve or ratify the purchase of Eligible Securities that are unrated or are rated by only one Rating Organization. Additionally, under Rule 2a-7, Money Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and the maturity of any single portfolio investment may not exceed 397 days. The Trust's Board has adopted procedures under Rule 2a-7 pursuant to which the Board has delegated to the Manager the responsibility of conforming Money Fund's investments with the requirements of Rule 2a-7 and those Procedures.

Ratings at the time of purchase will determine whether securities may be acquired under the above restrictions. The rating restrictions described in this Prospectus do not apply to banks in which the Trust's cash is kept. Subsequent downgrades in ratings may require reassessment of the credit risk presented by a security and may require its sale. See "Investment Objective and Policies - Money Fund" in the Statement of Additional Information for further details.

The Trust intends to exercise due care in the selection of portfolio securities. However, a risk may exist that the issuers of Money Fund's portfolio securities may not be able to meet their duties and obligations on interest or principal payments at the time called for by the instrument. There is also the risk that because of a redemption demand greater than anticipated by management, some of Money Fund's portfolio may have to be liquidated prior to maturity at prices less than the original cost or maturity value. Any of these risks, if encountered, could cause a reduction in the net asset value of Money Fund's shares.

The types of instruments that will form the major part of Money Fund's investments are certificates of deposit, bankers' acceptances, commercial paper, U.S. Treasury bills, securities of U.S. government agencies or instrumentalities and other debt instruments (including bonds) issued by corporations, including variable and floating rate instruments, and variable rate master demand notes. Some of such instruments may be supported by letters of credit or may be subject to repurchase transactions (described below). Except as described below, Money Fund will purchase certificates of deposit or bankers' acceptances only if issued or guaranteed by a domestic bank subject to regulation by the U.S. Government or by a foreign bank having total assets at least equal to U.S. $1 billion. Money Fund may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation. For purposes of this section, the term "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank" includes foreign branches of U.S. banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks. Money Fund also may purchase obligations issued by other entities if they are: (i) guaranteed as to principal and interest by a bank or corporation whose certificates or commercial paper may otherwise be purchased by Money Fund, or (ii) subject to repurchase agreements (explained below), if the collateral for the agreement complies with Rule 2a-7. In addition, the Fund may also invest in other types of securities described above in accordance with the requirements of the rule. For further information, see "Foreign Securities" and "Other Investment Restrictions" below. See Appendix A below and "Investment Objectives and Policies" in the Statement of Additional Information for further information on the investments which Money Fund may make. See Appendix B below for a description of the rating categories of the Rating Organizations.

Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund.

High Income Fund. The objective of High Income Fund is to earn a high level of current income by investing primarily in a diversified portfolio of high yield, fixed-income securities (long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. The Fund may also acquire participation interests in loans that are made to corporations (see "Participation Interests," below). High Income Fund's investment policy is to assume certain risks (discussed below) in seeking high yield, which is ordinarily associated with high risk securities, commonly known as "junk bonds," in the lower rating categories of the established securities ratings services (i.e., securities rated "Baa" or lower by Moody's Investor Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("Standard & Poor's")), and unrated securities.

The investments in which High Income Fund will invest principally will be in the lower rating categories; it may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Appendix B of this Prospectus describes these rating categories.

High Income Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating is subsequently downgraded. High Income Fund may invest, without limit, in unrated securities if such securities offer, in the opinion of the Manager, yields and risks comparable to rated securities. Risks of high yield securities are discussed under "Risk Factors" below. High Income Fund's portfolio at December 31, 1994 contained domestic and foreign corporate bonds in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average value of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 1.70%; AA, 2.10%; A, 3.06%; BBB, 1.06%; BB, 5.93%; B, 37.14%; CCC, 5.53%; CC, 1.04%;
D, 1.69%; and unrated, 18.02%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. The Manager's analysis may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

Bond Fund. Bond Fund's primary objective is to earn a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. As a secondary objective, Bond Fund seeks capital growth when consistent with its primary objective. As a matter of non-fundamental policy, Bond Fund will, under normal market conditions, invest at least 65% of its total assets in bonds. Bond Fund will invest only in securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. However, Bond Fund is not obligated to dispose of securities if the rating is reduced, and therefore will from time to time hold securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's.

Strategic Bond Fund. The investment objective of Strategic Bond Fund is to seek a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities. Although the premiums received by Strategic Bond Fund from writing covered calls are a form of capital gain, the Fund generally will not make investments in securities with the objective of seeking capital appreciation.

The Fund intends to invest principally in: (i) lower-rated high yield domestic debt securities; (ii) U.S. Government securities, and (iii) foreign government and corporate debt securities. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund assets are shifted among the three sectors.

 . High Yield Securities. The higher yields and high income sought by Strategic
  Bond Fund are generally obtainable from securities in the lower rating categories of the established rating services, commonly known as "junk bonds." Such securities are rated "Baa" or lower by Moody's or "BBB" or lower by Standard & Poor's. Strategic Bond Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Risks of high yield, high risk securities are discussed under "Risk Factors" below. Strategic Bond Fund's portfolio at December 31, 1994, contained securities in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 22.53%; AA, 2.41%; BBB, .41%; BB, 5.32%; B, 20.57%; CCC, 3.17%; D, .62%; unrated, 17.76%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. Strategic Bond Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating of such securities is reduced. Appendix - B of this Prospectus describes these rating categories. Strategic Bond Fund may also invest in unrated securities which, in the opinion of the Manager, offer yields and risks comparable to those of securities which are rated.

 . International Securities. The Fund may invest in foreign government and foreign corporate debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. These investments may include (i) U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity, (ii) debt obligations such as bonds (including sinking fund and callable bonds), (iii) debentures and notes (including variable rate and floating rate instruments), and (iv) preferred stocks and zero coupon securities. Further information about investments in foreign securities is set forth below under "Other Investment Techniques and Strategies - Foreign Securities."

 . U.S. Government Securities. U.S. Government Securities are debt obligations issued by or guaranteed by the United States Government or one of its agencies or instrumentalities. Although U.S. Government Securities are considered among the most creditworthy of fixed-income investments and their yields are generally lower than the yields available from corporate debt securities, the values of U.S. Government Securities (and of fixed-income securities generally) will vary inversely to changes in prevailing interest rates. To compensate for the lower yields available on U.S. Government securities, Strategic Bond Fund will attempt to augment these yields by writing covered call options against them. See "Hedging," below. Certain of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government Securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). U.S. Government Securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay cash dividends or to meet redemptions. The Fund may invest up to 50% of its total assets at the time of purchase in zero coupon securities issued by either corporations or the U.S. Treasury.

 . Domestic Securities. The Fund's investments in domestic securities may include preferred stocks, participation interests and zero coupon securities. Domestic investments include fixed-income securities and dividend-paying common stocks issued by domestic corporations in any industry which may be denominated in U.S. dollars or non-U.S. currencies.

The Fund's investments may include securities which represent participation interests in loans made to corporations (see "Participation Interests," below) and in pools of residential mortgage loans which may be guaranteed by agencies or instrumentalities of the U.S. Government (e.g. Ginnie Maes, Freddie Macs and Fannie Maes), including collateralized mortgage-backed obligations ("CMOs"), or which may not be guaranteed. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality or private corporation that are collateralized by a portfolio of mortgages or mortgage-backed securities which may or may not be guaranteed by the U.S. Government. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

The Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to place liquid assets in a segregated account with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

The Fund may also invest in asset-backed securities, which are securities that represent fractional undivided interests in pools of consumer loans and trade receivables, similar in structure to the mortgage-backed securities in which the Fund may invest, described above. Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.

Risk Factors. The securities in which High Income Fund and Strategic Bond
Fund principally invest are considered speculative and involve greater risk than lower yielding, higher rated fixed-income securities, while providing higher yields than such securities. Lower rated securities may be less liquid, and significant losses could be experienced if a substantial number of other holders of such securities decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. Issuers of lower rated or unrated securities are generally not as financially secure or creditworthy as issuers of higher-rated securities. These Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

Investment Objectives and Policies - Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund.

Capital Appreciation Fund. In seeking its objective of capital appreciation, Capital Appreciation Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. "Growth-type" companies may also include companies developing applications for recent scientific advances. Capital Appreciation Fund may also invest in cyclical industries and in "special situations" that the Manager believes present opportunities for capital growth. "Special situations" are anticipated acquisitions, mergers or other unusual developments which, in the opinion of the Manager, will increase the value of an issuer's securities, regardless of general business conditions or market movements. An additional risk is present in this type of investment since the price of the security may be expected to decline if the anticipated development fails to occur.

Growth Fund. In seeking its objective of capital appreciation, Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of Growth Fund's portfolio securities.

Multiple Strategies Fund. The objective of Multiple Strategies Fund is to seek a high total investment return, which includes current income as well as capital appreciation in the value of its shares. In seeking that objective, Multiple Strategies Fund may invest in equity securities (including common stocks, preferred stocks, convertible securities and warrants), debt securities (including bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. government obligations, described above under "Investment Objectives and Policies - High Income Fund, Bond Fund and Strategic Bond Fund" and under "Participation Interests" below) and cash and cash equivalents (identified above as the types of instruments in which the Money Fund may invest).

The composition of Multiple Strategies Fund's portfolio among the different types of permitted investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of securities. Accordingly, there is neither a minimum nor a maximum percentage of Multiple Strategies Fund's assets that may, at any given time, be invested in any of the types of investments identified above. In the event future economic or financial conditions adversely affect equity securities, it is expected that Multiple Strategies Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase), or cash and cash equivalents.

Growth & Income Fund. The objective of Growth & Income Fund is to seek a high total return, which includes growth in the value of its shares as well as current income from equity and debt securities. In seeking that objective, Growth & Income Fund may invest in equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and CMOs, zero coupon securities and U.S. government obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

The composition of Growth & Income Fund's portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's assets that may, at any given time, be invested in either type of investment. In the event future economic or financial conditions adversely affect equity securities, it is expected that Growth & Income Fund would assume a defensive position by investing in debt securities (with an emphasis on securities maturing in one year or less from the date of purchase).

Global Securities Fund. The objective of Global Securities Fund is to seek long-term capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies (those which, in the opinion of the Manager, have relatively favorable long-term prospects for increasing demand or which develop new products and retain a significant part of earnings for research and development), cyclical industries (e.g. base metals, paper and chemicals) and special investment situations which are considered to have appreciation possibilities (e.g., private placements of start-up companies). The Fund may invest without limit in "foreign securities" (as defined below in "Other Investment Techniques and Strategies - Foreign Securities") and thus the relative amount of such investments will change from time to time. It is currently anticipated that Global Securities Fund may invest as much as 80% or more of its total assets in foreign securities. Under normal market conditions, the Fund will invest its total assets in securities of issuers traded in markets of at least three countries (which may include the United States). See "Other Investment Techniques and Strategies - Foreign Securities," below, for further discussion as to the possible rewards and risks of investing in foreign securities and as to additional diversification requirements for the Fund's foreign investments.

Can the Funds' Investment Objectives and Policies Change? The Funds have investment objectives, described above, as well as investment policies each follows to try to achieve its objectives. Additionally, the Funds use certain investment techniques and strategies in carrying out those investment policies. The Funds' investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Fund's investment objectives are fundamental policies.

The Trust's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Other Investment Techniques and Strategies. Some of the Funds can also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

Special Risks - Borrowing for Leverage. From time to time, Capital Appreciation Fund, Strategic Bond Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund may borrow money from banks to buy securities. These Funds will borrow only if they can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that a Fund's net asset value per share will fluctuate more than funds that don't borrow, since a Fund pays interest on borrowings and interest expense affects a Fund's share price and yield. Growth Fund may borrow only up to 5% of the value of its total assets and Global Securities Fund may borrow up to 10% of the value of its total assets. Global Securities Fund will not borrow, if as a result of such borrowing more than 25% of its total assets would consist of investments in when-issued or delayed delivery securities or borrowed funds. Borrowing for Leverage is subject to regulatory limits described in more detail in "Borrowing" in the Statement of Additional Information.

Pursuant to an undertaking by Capital Appreciation Fund, Strategic Bond
Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund, borrowing by each such Fund is limited to 25% of the value of its net assets, which is further limited to 10% if the borrowing is for a purpose other than to facilitate redemptions. Neither percentage limitation is a fundamental policy.

Investments In Small, Unseasoned Companies. Money Fund, Capital Appreciation Fund, Multiple Strategies Fund, Growth & Income Fund, Growth Fund, Global Securities Fund and Strategic Bond Fund may each invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. It is not currently intended that investments in securities of companies (including predecessors) that have operated less than three years will exceed 5% of the net assets of either Growth Fund or Multiple Strategies Fund. Money Fund, Capital Appreciation Fund, Growth & Income Fund, Global Securities Fund and Strategic Bond Fund are not subject to this restriction.

Participation Interests. Strategic Bond Fund, Global Securities Fund, High Income Fund and Multiple Strategies Fund and Growth & Income Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from the banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of a Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to each Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities" below.

Foreign Securities. Each Fund may purchase "foreign securities" that is, securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts ("ADRs"), or that are listed on a U.S. securities exchange or are traded in the United States over-the-counter markets are not considered "foreign securities" for this purpose because they are not subject to many of the special considerations and risks (discussed below and in the Statement of Additional Information) that apply to foreign securities traded and held abroad. If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules. Each Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, subject to the investment policies described above. Foreign securities which the Funds may purchase may be denominated in U.S. dollars or in non-U.S. currencies. The Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment, other than in hedging transactions (see "Hedging" below).

It is currently intended that each Fund (other than Global Securities Fund, Multiple Strategies Fund, Growth & Income Fund or Strategic Bond Fund) will invest no more than 25% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Multiple Strategies Fund will invest no more than 35% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Global Securities Fund, Growth & Income Fund and Strategic Bond Fund have no restrictions on the amount of their assets that may be invested in foreign securities. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The Funds have undertaken to comply with the foreign country diversification guidelines of Section 10506 of the California Insurance Code, as follows:
Whenever a Fund's investment in foreign securities exceeds 25% of its net assets, it will invest its assets in securities of issuers located in a minimum of two different foreign countries; this minimum is increased to three foreign countries if foreign investments comprise 40% or more of a Fund's net assets, to four if 60% or more and to five if 80% or more. In addition, no such Fund will have more than 20% of its net assets invested in securities of issuers located in any one foreign country; that limit is increased to 35% for Australia, Canada, France, Japan, the United Kingdom or Germany.

The percentage of each Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of their financial markets, the interest rate climate of such countries, and the relationship of such countries' currencies to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each such Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions and subject to the above diversification requirements those of a single country. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, changes in currency rates or currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Investment Objectives and Policies - Foreign Securities" in the Statement of Additional Information for further details.

Warrants and Rights. Warrants basically are options to purchase stock at set prices purchase securities, normally granted to current holders by the issuer. Each of the Funds (except Money Fund) may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights that have been acquired as part of units with other securities or that were attached to other securities. No more than 2% of each such Fund's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

Repurchase Agreements. Each Fund may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (10% of net assets for Money Fund) to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less.

Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of a Fund's investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on resale or cannot be sold publicly until it is registered under the Securities Act of 1933. No Fund will invest more than 15% of its net assets in illiquid or restricted securities; no Fund presently intends to invest more than 10% of its net assets in illiquid or restricted securities. This policy applies to participation interests, bank time deposits, master demand notes and repurchase transactions maturing in more than seven days, over-the-counter ("OTC") options held by any Fund and that portion of assets used to cover such OTC options [High Income, Global Securities and Strategic Bond Funds]; it does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

Loans of Portfolio Securities. To attempt to increase its income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to lend portfolio securities, but if any Fund does, the value of securities loaned is not expected to exceed 5% of the value of that Fund's total assets.

"When-Issued" or Delayed Delivery Transactions. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security changes prior to the settlement date.

Hedging. As described below, the Funds (other than Money Fund) may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock or bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes, and have limits on the use of them, described below. The hedging instruments the Funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

The Funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. High Income Fund, Bond Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond Fund may do so to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Funds' portfolio against price fluctuations.

Other hedging strategies, such as buying futures and call options, tend to increase the Funds' exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on Funds' foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

Futures. Global Securities Fund, Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Strategic Bond Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures). The latter three Funds and Global Securities Fund, Bond Fund and High Income Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

Put and Call Options. The Funds may buy and sell certain kinds of put options
(puts) and call options (calls).

The Funds may buy calls only on securities, broadly-based stock and bond indices, foreign currencies and Futures that the Fund is permitted to buy and sell (as explained above) or to terminate their obligation on a call that the Fund previously wrote. The Funds may write (that is, sell) covered call options on up to 100% of each Fund's assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from that Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

The Funds may purchase put options. Buying a put on an investment gives that Fund the right to sell the investment at a set price to a seller of a put on that investment. The Funds can buy only those puts that relate to (1) securities (whether or not that Fund owns such securities), (2) Futures that the Fund is permitted to buy and sell (as explained above), (3) broadly-based stock or bond indices or (4) foreign currencies. A Fund can buy a put on a Future whether or not that Fund owns the particular Future in its portfolio. A Fund may not sell a put other than a put that it previously purchased.

The Funds may buy and sell puts and calls only if certain conditions are met:
(1) calls the Funds buy or sell must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"); (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) none of the Funds will write puts if, as a result, more than 50% of its net assets would be required to be segregated liquid assets; (4) each call the Funds write must be "covered" while it is outstanding: that means a Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (5) a Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised;
(6) a call or put option may not be purchased if the value of all of a Fund's put and call options would exceed 5% of that Fund's total assets.

If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price less the commissions paid on the sale. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be recharacterized as non-taxable return of capital to shareholders.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds (other than Money Fund) use them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. Such Funds may also use "cross hedging," where a Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Interest Rate Swaps. Strategic Bond Fund, High Income Fund and Bond Fund can also enter into interest rate swap transactions. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. A Fund enters into swaps only on securities it owns. Each of these Funds may not enter into swaps with respect to more than 50% of its total assets. Also, each Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce that Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on a security that has increased in value, that Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Funds could be obligated to pay more under their swap agreements they receive under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

Derivative Investments. Each Fund (other than Money Fund) can invest in a number of different kinds of "derivative investments." Such Funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect that Fund's share price. Certain derivative investments held by the Funds may trade in the over-the-counter markets and may be illiquid. If that is the case, the Funds' investment in them will be limited, as discussed in "Illiquid and Restricted Securities."

Another type of derivative the Funds (other than Money Fund) may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment such Funds may invest in are currency-indexed securities. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

Other derivative investments the Funds (other than Money Fund) may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Funds may engage frequently in short-term trading to try to achieve their objectives. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund and to a lesser extent, higher transaction costs for Money Fund, Bond Fund, Strategic Bond Fund and High Income Fund. The "Financial Highlights," above show the portfolio turnover for the past fiscal years for each Fund except Growth & Income Fund, which is not expected to exceed a portfolio turnover rate of 200% in the current fiscal year. If any Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify under the tax laws as a regulated investment company (see "Dividends, Capital Gains and Taxes," below).

Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Funds may not sell securities short except that each Fund (except Money Fund) may sell securities short in collateralized transactions referred to as "short sales against-the-box." No more than 15% of any Fund's net assets will be held as collateral for such short sales at any one time.

Other Investment Restrictions

Each of the Funds has certain investment restrictions which, together with its investment objective, are fundamental policies. Under some of those restrictions, each Fund cannot: (1) with respect to 75% of its total assets, invest in securities (except those of the U.S. Government or its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of that Fund's total assets would be invested in securities of that issuer, or (b) that Fund would then own more than 10% of that issuer's voting securities or 10% in principal amount of the outstanding debt securities of that issuer (the latter limitation on debt securities does not apply to Strategic Bond Fund); (2) lend money except in connection with the acquisition of debt securities which a Fund's investment policies and restrictions permit it to purchase; the Funds may also make loans of portfolio securities (see "Loans of Portfolio Securities"); (3) pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; (4) concentrate investments in any particular industry, other than securities of the U.S. Government or its agencies or instrumentalities [Money Fund, Bond Fund and High Income Fund, only]; therefore these Funds will not purchase the securities of issuers primarily engaged in the same industry if more than 25% of the total value of that Fund's assets would (in the absence of special circumstances) consist of securities of companies in a single industry; however, there is no limitation as to concentration of investments by Money Fund in obligations issued by domestic banks, foreign branches of domestic banks (if guaranteed by the domestic parent), savings and loan associations or in obligations issued by the federal government and its agencies and instrumentalities; and (5) deviate from the percentage requirements and other restrictions listed under "Warrants and Rights," and the first paragraph under "Special Risks-Borrowing for Leverage." None of the percentage limitations and restrictions described above and in the Statement of Additional Information for the Funds with respect to writing covered calls, hedging, short sales and derivatives is a fundamental policy.

All of the percentage restrictions described Prospectus, other than those described under "Other Investment Techniques and Strategies - Special
Risks - Borrowing for Leverage," apply only at the time a Fund purchases a security. A Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. Money Fund has separately undertaken to exclude savings and loan associations from the exception to the concentration limitation set forth under investment restriction (4), above. There are other fundamental policies discussed in the Statement of Additional Information. The Trustees of the Trust are required to monitor events to identify any irreconcilable conflicts which may arise between the variable life insurance policies and variable annuity contracts that invest in the Funds. Should any conflict arise which ultimately requires that any substantial amount of assets be withdrawn from any Fund, its operating expenses could increase.

How the Funds are Managed

Organization and History. The Trust was organized in 1984 as a Massachusetts business trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. It consists of nine separate Funds - Money Fund, Bond Fund and Growth Fund, all organized in 1984, High Income Fund, Capital Appreciation Fund and Multiple Strategies Fund, all organized in 1986, Global Securities Fund, organized in 1990, Strategic Bond Fund, organized in 1993 and Growth & Income Fund, which is expected to commence operations in 1995.

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

The Manager and Its Affiliates. The Funds are managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Fund which state the Manager's responsibilities. The Agreements set forth the fees paid by each Fund to the Manager and describe the expenses that each Fund is responsible to pay to conduct its business.

The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

Portfolio Managers. The Portfolio Manager of High Income Fund, Bond Fund, Multiple Strategies Fund and Strategic Bond Fund is David P. Negri, joined by Richard H. Rubinstein for Multiple Strategies Fund and by Arthur P. Steinmetz for Strategic Bond Fund. They are the persons principally responsible for the day-to-day management of those Funds since July 1989, January 1990, July 1989 (April 1991 for Mr. Rubinstein) and May 1993, respectively. During the past five years, Messrs. Steinmetz and Negri have also served as officers of other OppenheimerFunds. During the past five years, Mr. Rubinstein has served as an officer of other OppenheimerFunds and was formerly Vice President and Portfolio Manager/Security Analyst for Oppenheimer Capital Corp., an investment adviser. The Portfolio Manager of Global Securities Fund is William Wilby. He is a Senior Vice President of the Manager and, as of December 4, 1995, is the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brother Harriman & Co., and a Managing Director and Portfolio Manager at AIG Global Investors. The Portfolio Manager of the Money Fund is Arthur Zimmer. Since October 1990, he has been the person principally responsible for the day-to-day management of that Fund's portfolio. During the past five years, he has also served as an officer of other OppenheimerFunds and formerly served as Vice President of Hanifen Imhoff Management Company (mutual fund investment adviser). The Portfolio Manager of Growth Fund is Jane Putnam. She has been the person principally responsible for the day-to-day management of that Fund's portfolio since May 1994. During the past five years, Ms. Putnam has also served as an Associate Portfolio Manager for other OppenheimerFunds and formerly served as a portfolio manager and equity research analyst for Chemical Bank. The Portfolio Manager of Capital Appreciation Fund is Paul LaRocco. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since January 1994. During the past five years, he has also served as an Associate Portfolio Manager for other OppenheimerFunds and formerly served as a securities analyst with Columbus Circle Investors, prior to which he was an investment analyst for Chicago Title & Trust Co. The Portfolio Managers of Growth & Income Fund are Robert C. Doll, Jr., Bruce Bartlett and Diane L. Sobin. They will be the persons principally responsible for the day-to-day management of that Fund after its inception in July, 1995. Each of the Growth & Income Fund Portfolio Managers are officers of other OppenheimerFunds. Mr. Doll is an Executive Vice President and Director of Equity Investment of the Manager. During the past five years, Mr. Bartlett, a Vice President of the Manager, was previously a Vice President and Senior Portfolio Manager with First of America Investment Corporation. During the past five years, Ms. Sobin, a Vice President of the Manager, was previously a Vice President and Senior Portfolio Manager with Dean Witter InterCapital, Inc. Messrs. Negri, Zimmer and Rubinstein are Vice Presidents of the Manager, Messrs. Steinmetz and Wilby are Senior Vice Presidents of the Manager, and Ms. Putnam and Mr. LaRocco are Assistant Vice Presidents of the Manager. Each of the Portfolio Managers named above are also Vice Presidents of the Trust.

Fees and Expenses. The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management as follows: (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, Multiple Strategies Fund, Growth & Income Fund and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (iii) for High Income Fund, Bond Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion. The management fee rates in effect prior to September 1, 1994 are contained in note 8 to the Funds' financial statements included in the Statement of Additional Information.

During the fiscal year ended December 31, 1994, the management fee (computed on an annualized basis as a percentage of the net assets of all the Funds as of the close of business each day) and the total operating expenses as a percentage of average net assets of each Fund, when restated to reflect the current management fee rates described above and the current limitation on expenses described in the Statement of Additional Information, were as follows:

                                          Total
                         Management     Operating
                            Fees       Expenses(1)
Money Fund                  .45%          .50%
High Income Fund            .75%          .81%
Bond Fund                   .75%          .81%
Capital Appreciation Fun    .75%          .80%
Growth Fund                 .75%          .81%
Multiple Strategies Fund    .74%          .79%
Global Securities Fund      .75%          .95%
Strategic Bond Fund         .75%          .93%
Growth & Income Fund(2)     .75%          .93%

--------------------
(1) This table does not reflect expenses that apply at the separate account level or to related insurance products.

(2) Because Growth & Income Fund is a new fund and has not completed a full fiscal year, the expenses shown above are based on amounts estimated to be payable in the current fiscal year, assuming that Growth & Income Fund will have average net assets of $15 million at the end of the current fiscal year.

The Funds pay expenses related to their daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Funds' assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement is contained in the Statement of Additional Information.

There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

Shareholder Inquiries. Inquiries by policyowners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

Performance of the Funds

Explanation of Performance Terminology. Money Fund uses the terms "yield" to illustrate its performance. High Income Fund, Bond Fund and Strategic Bond Fund use the terms "yield," "total return," and "average annual total return" to illustrate performance. All the Funds, except Money Fund, use the terms "average annual total return" and "total return" to illustrate their performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

It is important to understand that the Funds' total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Funds' performance. Each Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

Yields. Money Fund's "yield" is the income generated by an investment in that Fund over a seven-day period, which is then "annualized." In annualizing, the amount of income generated by the investment during that seven days is assumed to be generated each week over a 52-week period, and is shown as a percentage of the investment. The compounded "effective yield" is calculated similarly, but the annualized income earned by an investment in Money Fund is assumed to be reinvested. The compounded effective yield will therefore be slightly higher than the yield because of the effect of the assumed reinvestment.

Yield for High Income Fund, Strategic Bond Fund or Bond Fund will be computed in a standardized manner for mutual funds, by dividing that Fund's net investment income per share earned during a 30-day base period by the maximum offering price (equal to the net asset value) per share on the last day of the period. This yield calculation is compounded on a semi-annual basis, and multiplied by 2 to provide an annualized yield. The Statement of Additional Information describes a dividend yield and a distribution return that may also be quoted for these Funds.

Total Returns. There are different types of total returns used to measure each Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Funds' actual year-by-year performance.

How Have the Funds Performed? Below is a discussion by the Manager of the Funds' performance during their last fiscal year ended December 31, 1994, followed by a graphical comparison of each Fund's performance, except Money Fund and Growth & Income Fund (which commenced operations after that date) to an appropriate broad-based market index.

Management's Discussion of Performance. During the Funds' fiscal year ended December 31, 1994, the Manager emphasized the following investment strategies and techniques. For High Income Fund, bonds issued by U.S. companies that derive a large percentage of their earnings from Europe were emphasized, together with bonds positioned to benefit from rising commodity prices, notably those issued by companies in the chemicals, industrial metals and forest product sectors. For Bond Fund, intermediate and long-term U.S. government bonds were emphasized. For Capital Appreciation Fund, stocks of well-managed, innovative companies in sectors with high potential were emphasized, including technology, health care and consumer cyclicals, such as specialty retailing. For Growth Fund, consumer and industrial company stocks were emphasized, including financial, technology and health care issues. Multiples Strategies Fund's equity portfolio emphasized technology, health care and industrial issues; its fixed income portfolio emphasized commodity-based industries, telecommunications and media issues. For Global Securities Fund, emerging markets such as Latin America were emphasized, including stocks with strong earnings potential driven by corporate restructurings and the privatization of state-owned industries. For Strategic Bond Fund, corporate bonds in U.S. companies that derive a large percentage of their earnings from Europe were emphasized, foreign fixed-income securities were emphasized in Latin American, Asian and Eastern European countries, and U.S. government securities of a longer term were emphasized.

Comparing each Fund's Performance to the Market. The charts below show the performance of hypothetical $10,000 investments in each Fund (except for Money Fund and Growth & Income Fund) held until December 31, 1994. Performance information does not reflect charges that apply to separate accounts investing in the Funds and is not restated to reflect the increased management fee rates that took effect September 1, 1994. If these charges and expenses were taken into account, performance would be lower.

High Income Fund's performance is compared to the performance of the Salomon Brothers High Yield Market Index which is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely-recognized as a measure of the performance of the high-yield corporate bond market. Bond Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index, which is an unmanaged index of publicly-issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The performance of Capital Appreciation Fund and Growth Fund is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Multiple Strategies Fund's performance is compared to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. Global Securities Fund's performance is compared to the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S., and is widely recognized as a measure of global stock market performance. Strategic Bond Fund's performance is compared to the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, and is widely recognized as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Fund's performance reflects the effect of that Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for a Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Average Annual Total Return at 12/31/94/(1)/

        1 year        5 years      Life of Fund
        -3.18%         15.09%         12.47%

(1) The inception date of the Fund was 4/30/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


Average Annual Total Return at 12/31/94/(1)/

        1 year        5 years      Life of Fund
        -1.94%         8.43%           9.78%

(a) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Average Annual Total Return at 12/31/94/(1)/

        1 year        5 years      Life of Fund
        -7.59%         11.81%          13.28%

(1) The inception date of the Fund was 8/15/86. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


Average Annual Total Return at 12/31/94/(1)/

        1 year        5 years      Life of Fund
         0.97%          7.40%          11.44%

(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Average Annual Total Return at 12/31/94/(1)/

        1 year        5 years      Life of Fund
        -1.95%          7.38%          9.85%

(1) The inception date of the Fund was 2/9/87. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


Average Annual Total Return at 12/31/94/(1)/

        1 year        Life of Fund
        -5.72%          11.15%

(1) The inception date of the Fund was 11/12/90. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Average Annual Total Return at 12/31/94/(1)/

        1 year        Life of Fund
        -3.78%           0.19%

(1) The inception date of the Fund was 5/3/93. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

About Your Account

How to Buy Shares

Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in that Fund's best interest to do so. Shares of each Fund are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without sales charge). Shares of Growth & Income Fund will not be offered prior to July 1, 1995.

All purchase orders are processed at the offering price next determined after receipt by the Trust of a purchase order in proper form. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Fund is determined by dividing the value of that Fund's net assets by the number of its shares outstanding. The Board of Trustees has established procedures for valuing each Fund's securities. In general, those valuations are based on market value. Under Rule 2a-7, the amortized cost method is used to value Money Fund's net asset value per share, which is expected to remain fixed at $1.00 per share except under extraordinary circumstances; see "About Your Account - How to Buy Shares - Money Fund Net Asset Valuation" in the Statement of Additional Information for further information. There can be no assurance that Money Fund's net asset value will not vary. Further details are in "About Your Account - How to Buy Shares - Money Fund Net Asset Valuation" in the Statement of Additional Information.

How to Sell Shares

Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Trust's transfer agent, Oppenheimer Shareholder Services (the "Transfer Agent"), of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. The Trust understands that payment to the Account owner will be made in accordance with the terms of the accompanying Account Prospectus. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Funds is subject to daily fluctuations and the net asset value of the Funds' shares (other than shares of the Money Fund) will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

Dividends, Capital Gains And Taxes

Dividends of the Money Fund. The Trust intends to declare Money Fund's dividends from its net investment income on each day the New York Stock Exchange is open for business. Such dividends will be payable on shares held of record at the time of the previous determination of net asset value. Daily dividends accrued since the prior dividend payment will be paid to shareholders monthly as of a date selected by the Board of Trustees. Money Fund's net income for dividend purposes consists of all interest income accrued on portfolio assets, less all expenses of that Fund for such period. Accrued market discount is included in interest income; amortized market premium is treated as an expense. Although distributions from net realized gains on securities, if any, will be paid at least once each year, and may be made more frequently, Money Fund does not expect to realize long-term capital gains, and therefore does not contemplate payment of any capital gains distribution. Distributions from net realized gains will not be distributed unless Money Fund's capital loss carry forwards, if any, have been used or have expired. Money Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To effect this policy, under certain circumstances the Money Fund may withhold dividends or make distributions from capital or capital gains (see "Dividends, Capital Gains and Taxes" in the Statement of Additional Information).

Dividends and Distributions of High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund. The Trust intends to declare High Income Fund, Bond Fund, Strategic Bond Fund, Growth & Income Fund and Multiple Strategies Fund dividends quarterly, payable in March, June, September and December.

Dividends and Distributions of Capital Appreciation Fund, Growth Fund and Global Securities Fund. The Trust intends to declare Capital Appreciation Fund, Growth Fund and Global Securities Fund dividends on an annual basis.

Capital Gains. Any Fund (other than Money Fund) may make a supplemental distribution annually in December out of any net short-term or long-term capital gains derived from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions. Each such Fund may also make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. All dividends and capital gains distributions paid on shares of any of the Funds are automatically reinvested in additional shares of that Fund at net asset value determined on the distribution date. There are no fixed dividend rates and there can be no assurance as to payment of any dividends or the realization of any capital gains.

Tax Treatment to the Account As Shareholder. Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term or long-term capital gains are includable in gross income of the Accounts holding such shares. The tax treatment of such dividends and distributions depends on the tax status of that Account. Tax Status of the Funds. If the Funds qualify as "regulated investment companies" under the Internal Revenue Code, the Trust will not be liable for Federal income taxes on amounts paid as dividends and distributions from any of the Funds. The Funds did qualify during their last fiscal year and the Trust intends that they will qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which any Fund might not meet in any particular year (see, e.g., "Other Investment Techniques and Strategies - Portfolio Turnover"). If any Fund does not so qualify, it would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders of that Fund. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted.

Appendix A -
Description Of Terms

Some of the terms used in the Prospectus and the Statement of Additional Information are described below:

Bank obligations include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually 14 days to one year) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bank notes are short-term direct credit obligations of the issuing bank or bank holding company.

Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Variable rate master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement between the holder and the borrower. The holder has the right to increase the amount under the note at any time up to the face amount, or to decrease the amount borrowed, and the borrower may repay up to the face amount of the note without penalty.

Corporate obligations are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

Letters of credit are obligations by the issuer (a bank or other person) to honor drafts or other demands for payment upon compliance with specified conditions.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Such agencies and instrumentalities include, but are not limited to, Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Issues of the United States Treasury are direct obligations of the United States Government. Issues of agencies or instrumentalities are (i) guaranteed by the United States Treasury, or (ii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or (iii) supported by the issuing agency's or instrumentality's own credit.

Appendix B - Description Of Securities Ratings

This is a description of (i) the two highest rating categories for Short Term Debt and Long Term Debt by the Rating Organizations referred to under "Investment Objectives and Policies - Money Fund", and (ii) additional rating categories that apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. The rating descriptions are based on information supplied by the Rating Organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

Prime-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+: Obligations supported by the highest capacity for timely repayment.

A1: Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings.

These rating categories apply principally to investments by High Income Fund, Strategic Bond Fund and Bond Fund. For Money Fund only, the two highest rating categories of each Rating Organization are relevant for securities purchased with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's: Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's: Bonds are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

A: Have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and"CC" the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than the risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation for investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risks significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, it not quite as favorable as for companies in the highest rating category.

                      Oppenheimer Variable Account Funds
                           3410 South Galena Street
                            Denver, Colorado 80231
                                1-800-525-7048

                              Investment Adviser
                      Oppenheimer Management Corporation
                            Two World Trade Center
                        New York, New York  10048-0203

                                Transfer Agent
                       Oppenheimer Shareholder Services
                                P.O. Box 5270
                            Denver, Colorado 80217

                      Custodian of Portfolio Securities
                             The Bank of New York
                               One Wall Street
                          New York, New York  10015

                             Independent Auditors
                            Deloitte & Touche LLP
                                1560 Broadway
                           Denver, Colorado  80202

                                Legal Counsel
                      Myer, Swanson, Adams & Wolf, P.C.
                                1600 Broadway
                           Denver, Colorado  80202



No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

[LOGO OF MASS MUTUAL]

                                                               January 9, 1996

Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, NW
Room 1004
Washington, DC 20549

Re:  Massachusetts Mutual Variable Life Separate Account I
     File No. 33-87904
     -----------------------------------------------------

Ladies and Gentlemen:

Pursuant to Rule 497(b) of the Securities Act of 1933, I have enclosed for filing the definitive prospectus to be used in connection with the subject variable life insurance product. The prospectus is being submitted in electronic format pursuant to Rule 101(a)(i) of Regulation S-T.

Should you have any questions or if you require any additional information, please do not hesitate to call me at (413) 744-8441.


Sincerely,

/s/ James M. Rodolakis

James M. Rodolakis
Attorney

Enclosure

Massachusetts Mutual Life Insurance Company       Springfield, MA 01111-0001
                                 413-788-8411